Oppenheimer Core Bond Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated April 30, 2007, revised as of
May 25, 2007

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  April 30,  2007.  It should  be read  together  with the
Prospectus.  You can obtain  the  Prospectus  by writing to the Fund's  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling  the  Transfer  Agent at the  toll-free  number  shown  above,  or by
downloading    it   from    the    OppenheimerFunds    Internet    website    at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional
Information ("SAI") contains  supplemental  information about those policies and
risks  and  the  types  of  securities  that  the  Fund's  investment   manager,
OppenheimerFunds,  Inc., (the  "Manager"),  can select for the Fund.  Additional information is also provided  about the strategies  that the Fund may use to try to achieve its objectives.

     The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and  strategies  that the Manager may use in selecting  portfolio securities  will  vary over  time.  The Fund is not  required  to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special  investment  techniques  and strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of  particular  securities  primarily  through  the  exercise  of its own investment  analysis.  In the case of non-governmental  issues, that process may include,  among other things,  evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part,  the issuer's  financial
condition,   its  pending  product  developments  and  business  (and  those  of competitors),  the  effect of  general  market and  economic  conditions  on the issuer's  business,  and legislative  proposals that might affect the issuer. In the  case  of  foreign  issuers,  the  Manager  may  consider  general  economic conditions,  the conditions of a particular country's economy in relation to the
U.S.  economy or other  foreign  economies,  general  political  conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets (as well as their liquidity) and other factors.

     |X| Debt Securities. The Fund can invest in a variety of debt securities to seek its objective.  Foreign debt securities are subject to the risks of foreign securities described below. In general,  debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

     o Credit  Risk.  Credit  risk  relates to the ability of the issuer to meet interest  or  principal  payments  or both  as  they  become  due.  In  general, lower-grade,  higher-yield  bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     The Fund's investments  primarily are investment-grade  debt securities and
U.S. government securities.  U.S. government  securities,  although unrated, are generally  considered  to be  equivalent  to  securities  in the highest  rating categories.  Investment-grade  bonds are bonds  rated at least  "Baa" by Moody's
Investors  Service,  Inc.,  or at least "BBB" by Standard  &  Poor's  Rating
Service  or  Fitch,   Inc.,   or  that  have   comparable   ratings  by  another
nationally-recognized    rating   organization.    The   Fund   can   also   buy
non-investment-grade debt securities (commonly referred to as "junk bonds").

     In making  investments  in debt  securities,  the  Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate  a  security's  credit-worthiness.  If  securities  the  Fund  buys are unrated,  to be  considered  part of the  Fund's  holdings  of  investment-grade securities,  they must be judged by the Manager to be of  comparable  quality to bonds rated as investment grade by a rating organization.

     o Credit  Derivatives.  The Fund may enter into credit default swaps,  both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"),  to protect against the risk that a security will  default.  Unfunded  and  funded  credit  default  swaps may be on a single security,  or on a basket of  securities.  The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short  position  in the  credit  default  swap (also  known as "buying  credit protection"),  or may take a long position in the credit default swap note (also known as "selling credit protection").

     The  Fund  would  take a short  position  in a  credit  default  swap  (the
"unfunded  swap")  against a long  portfolio  position to  decrease  exposure to specific high yield  issuers.  If the Fund takes a short  position in the credit default  swap,  and there is a credit event  (including  bankruptcy,  failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap  counterparty will pay the par amount of the bonds.
An  associated  risk is adverse  pricing  when  purchasing  bonds to satisfy the delivery  obligation.  If the swap is on a basket of  securities,  the  notional amount of the swap is reduced by the par amount of the defaulted  bond,  and the fixed payments are then made on the reduced notional amount.

     Taking a long  position in the credit  default swap note (i.e.,  purchasing the "funded  swap") would  increase the Fund's  exposure to specific  high yield corporate issuers. The goal would be to increase liquidity in that market sector via  the  swap  note  and its  associated  increase  in the  number  of  trading
instruments,   the   number  and  type  of  market   participants,   and  market
capitalization.

     If the Fund takes a long  position  in the credit  default  swap note,  and there is a credit  event,  the Fund will pay the par amount of the bonds and the swap  counterparty  will  deliver  the  bonds.  If the  swap is on a  basket  of securities,  the notional amount of the swap is reduced by the par amount of the defaulted  bond,  and the fixed  payments are then made on the reduced  notional amount.

     Other risks of credit  default  swaps include the cost of paying for credit protection if there are no credit events,  pricing  transparency  when assessing the cost of a credit default swap,  counterparty  risk, and the need to fund the delivery  obligation  (either cash or the defaulted bonds,  depending on whether the Fund is long or short the swap, respectively).

     o Interest  Rate Risk.  Interest  rate risk refers to the  fluctuations  in value of debt securities  resulting from the inverse  relationship between price and yield.  For  example,  an  increase in general  interest  rates will tend to reduce the market  value of  already-issued  debt  securities,  and a decline in general  interest  rates will tend to increase  their value.  In addition,  debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

     Fluctuations  in the market  value of debt  securities  after the Fund buys them will not affect the interest income payable on those securities (unless the security  pays  interest at a variable  rate pegged to interest  rate  changes).
However,  those price  fluctuations  will be reflected in the  valuations of the securities,  and therefore the Fund's net asset values will be affected by those fluctuations.

     o Special  Risks of  Lower-Grade  Debt  Securities.  The Fund can invest in lower-grade debt securities. Because lower-grade securities tend to offer higher yields than  investment-grade  securities,  the Fund might invest in lower-grade securities if the Manager is trying to achieve higher income.

     "Lower-grade"  debt  securities are those rated below  "investment  grade,"
which  means they have a rating  lower than "Baa" by Moody's or lower than "BBB"
by  Standard  &  Poor's or Fitch,  Inc. or similar  ratings by other  rating organizations.  If they are unrated,  and are determined by the Manager to be of comparable  quality to debt securities  rated below investment  grade,  they are considered part of the Fund's portfolio of lower-grade securities.

     Some of the special  credit risks of  lower-grade  securities are discussed below.  There is a greater risk that the issuer may default on its obligation to pay  interest  or to  repay  principal  than  in the  case  of  investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.  An overall  decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an  increase in interest  rates  could  severely  disrupt the market for high yield bonds,  adversely affecting the values of outstanding bonds as well as the ability of issuers to pay  interest or repay  principal.  In the case of foreign high yield  bonds,  these risks are in addition to the special  risks of foreign investing discussed in the Prospectus and in this SAI.

     To the extent they can be converted into stock,  convertible securities may be less subject to some of the risks of  volatility  than  non-convertible  high yield bonds,  since stock may be more liquid and less  affected by some of these risk factors.

     While securities  rated "Baa" by Moody's or "BBB" by Standard &  Poor's or Fitch,  Inc. are investment  grade and are not regarded as junk bonds,  those
securities   may  be  subject  to  special  risks  and  have  some   speculative
characteristics. Definitions of the debt security ratings categories of Moody's,
Standard & Poor's, and Fitch, Inc. are included in Appendix A to this SAI.

     |X|  Duration  of the  Fund's  Portfolio.  The  Fund  can  invest  in  debt securities  of any  maturity  or  duration  but  currently  seeks to  maintain a dollar-weighted  average effective portfolio duration of three to six years. The goal is to try to manage the  sensitivity of the Fund's  portfolio to changes in interest  rates,  and in doing so to manage the  volatility  of the Fund's share prices in response to those changes.  However,  unanticipated  events may change the effective duration of a security after the Fund buys it, and there can be no assurance that the Fund will achieve its targeted duration at all times.

     The Manager determines the effective duration of debt obligations purchased by the Fund considering  various factors that apply to a particular type of debt obligation,  including  those  described  below.  Duration  is a measure  of the expected life of a security on a current-value  basis expressed in years,  using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

     While a debt security's  maturity can be used to measure the sensitivity of the  security's  price to changes in interest  rates,  the term to maturity of a security  does not take into  account the pattern (or  expected  pattern) of the security's payments of interest or principal prior to maturity. Duration, on the other hand,  measures  the length of the time  interval  from the present to the time when the interest and principal  payments are scheduled to be received (or, in the case of a  mortgage-related  security,  when the  interest  payments  are expected to be received).  Duration calculations weigh them by the present value of the  cash to be  received  at each  future  point in  time.  If the  interest payments on a debt  security  occur prior to the  repayment  of  principal,  the duration  of the  security  is less than its stated  maturity.  For  zero-coupon securities, duration and term to maturity are equal.

     Absent other factors,  the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the  yield-to-maturity  of the debt  security,  the longer the duration of the  security.  Conversely,  the higher the stated or coupon rate of interest or the shorter the  maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

     Futures,  options and options on futures in general have durations that are closely  related to the duration of the securities  that underlie them.  Holding long futures  positions or call option positions  (backed by liquid assets) will tend to lengthen the portfolio's duration.

     In some cases the standard effective duration calculation does not properly reflect the interest  rate  exposure of a security.  For  example,  floating and variable  rate  securities  often have final  maturities  of ten or more  years.
However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest  coupon rate is reset. In the case of mortgage pass-through securities,  the stated final maturity of the security is typically
30 years,  but current rates or prepayments  are more important to determine the security's interest rate exposure.  In these and other similar  situations,  the
Manager will use other analytical  techniques that consider the economic life of the  security  as well as relevant  macroeconomic  factors  (such as  historical prepayment rates) in determining the Fund's effective duration.

     |X| Mortgage-Related Securities.  Mortgage-related securities are a form of derivative  investment  collateralized  by pools of  commercial  or  residential mortgages.  Pools of mortgage  loans are  assembled  as  securities  for sale to investors  by  government  agencies  or entities  or by private  issuers.  These
securities  include  collateralized  mortgage  obligations  ("CMOs"),   mortgage
pass-through securities, stripped mortgage pass-through securities, interests in
real   estate   mortgage   investment   conduits   ("REMICs")   and  other  real
estate-related securities.

     Mortgage-related  securities  that are issued or  guaranteed by agencies or instrumentalities  of the U.S.  government  have  relatively  little credit risk
(depending  on the nature of the issuer) but are subject to interest  rate risks and prepayment risks, as described in the Prospectus.

     As with other debt securities,  the prices of  mortgage-related  securities tend  to  move  inversely  to  changes  in  interest  rates.  The  Fund  can buy mortgage-related  securities  that have  interest  rates that move  inversely to changes in general  interest  rates,  based on a multiple  of a specific  index.
Although the value of a  mortgage-related  security  may decline  when  interest rates rise, the converse is not always the case.

     In periods of declining  interest  rates,  mortgages  are more likely to be prepaid.  Therefore, a mortgage-related  security's maturity can be shortened by unscheduled  prepayments  on  the  underlying  mortgages.  Therefore,  it is not possible to predict  accurately  the  security's  yield.  The principal  that is returned  earlier than expected may have to be  reinvested in other  investments having a lower yield than the prepaid security.  Therefore, these securities may be less  effective  as a means of "locking  in"  attractive  long-term  interest rates,  and they may have less  potential  for  appreciation  during  periods of declining  interest  rates,  than  conventional  bonds  with  comparable  stated
maturities.

     Prepayment  risks can lead to  substantial  fluctuations  in the value of a mortgage-related  security.  In turn,  this can  affect  the value of the Fund's shares. If a mortgage-related  security has been purchased at a premium,  all or part of the  premium  the Fund  paid may be lost if  there is a  decline  in the market value of the security, whether that results from interest rate changes or
prepayments   on  the   underlying   mortgages.   In  the   case   of   stripped
mortgage-related securities, if they experience greater rates of prepayment than were  anticipated,  the Fund may fail to recoup its  initial  investment  on the security.

     During  periods  of  rapidly   rising   interest   rates,   prepayments  of
mortgage-related  securities  may occur at slower than  expected  rates.  Slower prepayments  effectively  may lengthen a  mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the  security to  fluctuate more widely in response to changes in interest  rates. If the prepayments on the
Fund's  mortgage-related   securities  were  to  decrease  broadly,  the  Fund's
sensitivity to interest rate changes would increase.

     As with other debt securities,  the values of  mortgage-related  securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

     o Collateralized Mortgage Obligations.  Collateralized mortgage obligations or "CMOs," are  multi-class  bonds that are backed by pools of mortgage loans or
mortgage  pass-through   certificates.   They  may  be  collateralized  by:  (1)
pass-through  certificates  issued or guaranteed by Government National Mortgage
Association (Ginnie Mae), Fannie Mae, or Freddie Mac, (2) unsecuritized mortgage loans  insured  by the  Federal  Housing  Administration  or  guaranteed  by the
Department of Veterans' Affairs, (3) unsecuritized  conventional mortgages,  (4)
other mortgage-related securities, or (5) any combination of these.

     Each  class of CMO,  referred  to as a  "tranche,"  is issued at a specific coupon rate and has a stated  maturity  or final  distribution  date.  Principal prepayments  on the  underlying  mortgages  may cause the CMO to be retired much earlier than the stated maturity or final  distribution  date. The principal and interest on the underlying  mortgages may be allocated among the several classes of a series of a CMO in  different  ways.  One or more  tranches may have coupon rates that reset  periodically at a specified  increase over an index. These are floating  rate  CMOs,  and  typically  have a cap on the  coupon  rate.  Inverse floating rate CMOs have a coupon rate that moves in the reverse  direction to an applicable  index.  The  coupon  rate on these  CMOs will  increase  as  general interest  rates  decrease.  These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

     |X| U.S. Government  Securities.  These are securities issued or guaranteed by the U.S. Treasury or other U.S.  government  agencies or  federally-chartered corporate entities referred to as  "instrumentalities."  The obligations of U.S.
government agencies or instrumentalities in which the Fund can invest may or may not be  guaranteed  or  supported  by the "full  faith and credit" of the United
States.  "Full faith and credit"  means  generally  that the taxing power of the
U.S. government is pledged to the payment of interest and repayment of principal on a  security.  If a security is not backed by the full faith and credit of the
United  States,  the owner of the security must look  principally  to the agency issuing the obligation  for  repayment.  The owner might not be able to assert a claim against the United States if the issuing  agency or  instrumentality  does not meet its commitment.

     o U.S.  Treasury  Obligations.  These  include  Treasury  bills (which have maturities  of one  year  or less  when  issued),  Treasury  notes  (which  have maturities of more than one year and up to ten years when issued),  and Treasury bonds  (which  have  maturities  of more than ten years when  issued).  Treasury securities  are backed by the full  faith and credit of the United  States as to timely  payments of interest and  repayments of principal.  Other U.S.  Treasury obligations  the Fund can buy include U. S. Treasury  securities  that have been
"stripped"  by a Federal  Reserve Bank,  zero-coupon  U.S.  Treasury  securities described below, and Treasury Inflation-Protection Securities ("TIPS").

     o Treasury  Inflation-Protection  Securities.  The Fund can buy these TIPS, which are designed to provide an  investment  vehicle that is not  vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls  semi-annually  based on changes in the published Consumer Price Index. If inflation  occurs,  the principal and interest  payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest  payments will be adjusted  downward,  although the principal  will not fall below its face amount at maturity.

     o  Obligations  Issued  or  Guaranteed  by  U.S.   Government  Agencies  or
Instrumentalities.   These  include  direct  obligations  and   mortgage-related
securities  that have different  levels of credit  support from the  government.
Some are supported by the full faith and credit of the U.S. government,  such as
Government  National Mortgage  Association  pass-through  mortgage  certificates
(called "Ginnie Maes").  Some are supported by the right of the issuer to borrow from the U.S.  Treasury under certain  circumstances,  such as Federal  National
Mortgage  Association  bonds  ("Fannie  Maes") and  Federal  Home Loan  Mortgage
Corporation obligations ("Freddie Macs").

     o Mortgage-Related U.S. Government  Securities.  These include interests in pools of  residential  or commercial  mortgages,  in the form of  collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are
U.S.  government  securities  have  collateral to secure payment of interest and principal.  They may be issued in different series with different interest rates and  maturities.  The collateral is either in the form of mortgage  pass-through certificates  issued  or  guaranteed  by a U.S.  agency  or  instrumentality  or mortgage  loans  insured  by  a  U.S.  government  agency.  The  Fund  can  have significant amounts of its assets invested in  mortgage-related  U.S. government securities.

     The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected  prepayments of those mortgages to change.  In general,  prepayments  increase when general interest rates fall and decrease when interest rates rise.

     If  prepayments  of mortgages  underlying a CMO occur faster than  expected when interest rates fall, the market value and yield of the CMO will be reduced.
Additionally,  the Fund may have to reinvest  the  prepayment  proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

     When interest  rates rise rapidly,  if  prepayments  occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject  to  greater  fluctuations  in  value.  These are the  prepayment  risks described  above and can make the  prices of CMOs very  volatile  when  interest rates change.  The prices of longer-term  debt securities tend to fluctuate more than those of  shorter-term  debt  securities.  That  volatility will affect the
Fund's share prices.

     o Commercial  (Privately-Issued)  Mortgage Related Securities. The Fund can
invest in commercial  mortgage-related  securities  issued by private  entities.
Generally these are multi-class  debt or  pass-through  certificates  secured by mortgage loans on commercial properties.  They are subject to the credit risk of the issuer.  These securities  typically are structured to provide protection to investors in senior classes from possible losses on the underlying  loans.  They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying  loans.  They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

     |X|  Asset-Backed   Securities.   Asset-backed  securities  are  fractional
interests in pools of assets,  typically accounts  receivable or consumer loans.
They are issued by trusts or special-purpose corporations.  These securities are subject to prepayment  risks and the risk of default by the issuer as well as by the  borrowers  of the  underlying  loans  in the  pool.  They  are  similar  to mortgage-backed securities,  described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation  interest in the pools. The pools may  offer a credit  enhancement,  such as a bank  letter of  credit,  to try to reduce the risks that the underlying debtors will not pay their obligations when due.  However,  the enhancement,  if any, might not be for the full par value of the  security.  If the  enhancement  is exhausted  and any required  payments of interest or repayments  of principal are not made,  the Fund could suffer losses on its investment or delays in receiving payment.

     The  value of an  asset-backed  security  is  affected  by  changes  in the market's perception of the asset backing the security,  the  creditworthiness of the  servicing  agent for the loan pool,  the  originator  of the loans,  or the financial institution providing any credit enhancement,  and is also affected if
any  credit   enhancement  has  been  exhausted.   The  risks  of  investing  in
asset-backed  securities are ultimately  related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed  security, the Fund would  generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted  average life of asset-backed  securities and may lower  their  return,  in the  same  manner  as in the  case of  mortgage-backed securities and CMOs, described above.

     |X|  Participation   Interests.   The  Fund  can  invest  in  participation
interests,   subject  to  the  Fund's  limitation  on  investments  in  illiquid investments. A participation interest is an undivided interest in a loan made by
the  issuing   financial   institution  in  the  proportion   that  the  buyer's
participation  interest  bears to the total  principal  amount of the loan.  The issuing  financial  institution may have no obligation to the Fund other than to pay the Fund the proportionate  amount of the principal and interest payments it receives.

     Participation  interests are primarily dependent upon the  creditworthiness of the borrowing  corporation,  which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower  may have  difficulty making  payments.  If a borrower  fails to pay  scheduled  interest or principal payments, the Fund could experience a reduction in its income. The value of that participation  interest  might also  decline,  which could  affect the net asset value of the  Fund's  shares.  If the  issuing  financial  institution  fails to perform its obligations under the participation  agreement, the Fund might incur costs and delays in  realizing  payment  and suffer a loss of  principal  and/or interest.

     |X|  Foreign  Securities.  "Foreign  securities"  include  equity  and debt securities  issued  or  guaranteed  by  companies  organized  under  the laws of countries other than the United States and debt securities  issued or guaranteed by  governments  other than the U.S.  government  or by  foreign  supra-national entities,  such as the World  Bank.  Those  securities  may be traded on foreign securities  exchanges  or in the foreign  over-the-counter  markets.  Securities denominated in foreign  currencies issued by U.S.  companies are also considered to be "foreign  securities."  The Fund  expects to have  investments  in foreign securities as part of its normal investment strategy.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's  investment  allocations,  because they are not subject to many of the special  considerations  and risks,  discussed below,  that apply to foreign securities traded and held abroad.

     American  Depository  Receipts ("ADR") facilities may be either "sponsored"
or "un-sponsored."  While sponsored and un-sponsored ADR facilities are similar, distinctions  exist  between  the rights and  duties of ADR  holders  and market practices.  Sponsored  facilities  have  the  backing  or  participation  of the
underlying   foreign   issuers.   Un-sponsored   facilities   do  not  have  the
participation by or consent of the issuer of the deposited shares.  Un-sponsored facilities usually request a letter of non-objection from the issuer. Holders of un-sponsored  ADRs generally  bear all the costs of such facility.  The costs of the facility can include deposit and withdrawal  fees,  currency  conversion and other service fees.  The depository of an  un-sponsored  facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting  rights.  Issuers  of  un-sponsored  ADRs do not  have an  obligation  to disclose material information about the foreign issuers in the U.S. As a result, the  value of the  un-sponsored  ADR may not  correlate  with  the  value of the underlying  security  trading  abroad  or any  material  information  about  the security or the issuer disseminated  abroad.  Sponsored facilities enter into an agreement  with the issuer  that sets out rights and duties of the  issuer,  the depository and the ADR holder. The sponsored agreement also allocates fees among the  parties.  Most  sponsored  agreements  provide  that  the  depository  will distribute shareholder notices, voting instructions and other communications.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity to invest in foreign issuers that appear to offer income  potential, or in foreign countries with economic policies or business cycles different from those of the  U.S.,  or to  reduce  fluctuations  in  portfolio  value by taking advantage of foreign securities markets that do not move in a manner parallel to
U.S.  markets.  The Fund will hold foreign  currency only in connection with the purchase or sale of foreign securities.

     o Foreign Debt  Obligations.  The debt obligations of a foreign  government and its agencies and  instrumentalities  may or may not be supported by the full faith and credit of the foreign  government.  The Fund can buy securities issued by certain  "supra-national"  entities,  which  include  entities  designated or supported by  governments to promote  economic  reconstruction  or  development, international  banking  organizations and related government agencies.  Examples are the International Bank for  Reconstruction and Development  (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development
Bank.

     The   governmental   members   of   these   supra-national   entities   are
"stockholders" that typically make capital contributions and may be committed to make  additional  capital  contributions  if the  entity  is unable to repay its borrowings.  A supra-national  entity's  lending  activities may be limited to a percentage  of its  total  capital,  reserves  and net  income.  There can be no assurance that the constituent  foreign  governments will continue to be able or willing to honor their capitalization commitments for those entities.

     The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt  obligations may be fixed-rate par bonds or  floating-rate  discount bonds.
They are  generally  collateralized  in full as to  repayment  of  principal  at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady  Bonds.  Brady Bonds can be viewed as having  three or four  valuation components:  (i) the  collateralized  repayment of principal at final  maturity;
(ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments;  and (iv) any  uncollateralized  repayment  of  principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

     If  there  is  a  default  on  collateralized   Brady  Bonds  resulting  in
acceleration  of the payment  obligations of the issuer,  the  zero-coupon  U.S.
Treasury  securities held as collateral for the payment of principal will not be distributed to investors,  nor will those  obligations be sold to distribute the proceeds.  The collateral will be held by the collateral  agent to the scheduled maturity of the  defaulted  Brady Bonds.  The  defaulted  bonds will continue to remain  outstanding,  and the face  amount  of the  collateral  will  equal  the principal  payments  which  would  have then been due on the Brady  Bonds in the normal  course.  Because of the residual  risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of
countries   issuing  Brady  Bonds,   Brady  Bonds  are  considered   speculative
investments.

     Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income  the Fund has  available  for  distribution.
Because a portion of the Fund's  investment  income may be  received  in foreign currencies,  the Fund will be required to compute its income in U.S. dollars for distribution  to  shareholders,  and  therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency  losses may result in the Fund's  having  distributed  more income in a particular fiscal period than was available from investment income,  which could result in a return of capital to shareholders.

     o Risks of Foreign  Investing.  Investments in foreign securities may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are:

     o reduction of income by foreign taxes;

     o fluctuation  in value of foreign  investments  due to changes in currency rates or currency  devaluation,  or currency  control  regulations (for example, currency blockage);

     o transaction charges for currency exchange;

     o lack of public information about foreign issuers;

     o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

     o less volume on foreign exchanges than on U.S. exchanges;

     o greater  volatility  and less  liquidity  on foreign  markets than in the
U.S.;

     o less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;

     o greater difficulties in commencing lawsuits;

     o higher brokerage commission rates than in the U.S.;

     o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

     o possibilities in some countries of expropriation,  confiscatory taxation, political,  financial or social instability or adverse diplomatic  developments;
and

     o unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

     o Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special  opportunities  for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada,  Australia, New
Zealand and Japan. There may be even less liquidity in their securities markets, and  settlements  of  purchases  and  sales  of  securities  may be  subject  to additional  delays.  They are  subject to greater  risks of  limitations  on the repatriation of income and profits because of currency  restrictions  imposed by local  governments.  Those  countries may also be subject to the risk of greater political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when  evaluating  securities in these  markets,  and the Fund currently does not expect to invest a substantial portion of its assets in emerging markets.

     |X| Passive Foreign Investment  Companies.  Some securities of corporations domiciled  outside  the U.S.  which  the Fund may  purchase,  may be  considered passive foreign  investment  companies  ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth  companies  or  "start-up"  companies.  For  federal tax  purposes,  a corporation is deemed a PFIC if 75% or more of the foreign  corporation's  gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce  passive  income.  Passive  income is further defined as any income to be considered  foreign personal holding company income  within  the  subpart F  provisions  defined  by  Internal  Revenue  Code
("IRC")ss.954.

     Investing in PFICs involves the risks  associated with investing in foreign securities,  as described above.  There are also the risks that the Fund may not realize  that a foreign  corporation  it  invests in is a PFIC for  federal  tax purposes.  Federal tax laws impose  severe tax penalties for failure to properly report  investment income from PFICs.  Following  industry  standards,  the Fund makes every  effort to ensure  compliance  with  federal tax  reporting of these investments.  PFICs are  considered  foreign  securities for the purposes of the
Fund's minimum  percentage  requirements  or limitations of investing in foreign securities.

     Subject  to the  limits  under  the  Investment  Company  Act of 1940  (the
"Investment  Company  Act"),  the Fund may also invest in foreign  mutual  funds which are also deemed PFICs (since  nearly all of the income of a mutual fund is generally passive income).  Investing in these types of PFICs may allow exposure to various  countries  because some foreign  countries  limit, or prohibit,  all direct foreign investment in the securities of companies domiciled therein.

     In  addition  to bearing  their  proportionate  share of a fund's  expenses
(management fees and operating expenses), shareholders will also indirectly bear similar  expenses  of such  entities.  Additional  risks of  investing  in other investment  companies are described below under  "Investment in Other Investment
Companies."

     Other Investment Techniques and Strategies.  In seeking its objective,  the
Fund  may  from  time to  time  use  the  types  of  investment  strategies  and investments  described  below. It is not required to use all of these strategies at all times, and at times may not use them.

     |X|   Zero-Coupon   Securities.   The   Fund   can  buy   zero-coupon   and
delayed-interest securities, and "stripped" securities.  Stripped securities are debt securities  whose interest coupons are separated from the security and sold separately.  The  Fund  can buy  different  types  of  zero-coupon  or  stripped securities,  including,  among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons,  U.S. Treasury bills issued without interest coupons, and certificates  representing  interests in stripped securities.

     Zero-coupon  securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual  appreciation  of the  security,  which is redeemed at face value on a  specified  maturity  date.  This  discount  depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality,  the discount  typically  decreases as the maturity date approaches.  Some zero-coupon securities are convertible,  in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

     Because zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally more volatile  than the value of other  debt  securities.  Their  value may fall more dramatically than the value of  interest-bearing  securities when interest rates rise. When prevailing interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

     The  Fund's  investment  in  zero-coupon  securities  may cause the Fund to recognize income and make  distributions to shareholders  before it receives any cash payments on the zero-coupon  investment.  To generate cash to satisfy those distribution  requirements,  the Fund may have to sell portfolio securities that it  otherwise  might  have  continued  to hold or to use cash  flows  from other sources such as the sale of Fund shares.

     |X| "Stripped" Mortgage-Related Securities. The Fund can invest in stripped mortgage-related  securities that are created by segregating the cash flows from underlying  mortgage  loans or  mortgage  securities  to create  two or more new securities.  Each  has a  specified  percentage  of  the  underlying  security's principal or interest payments. These are a form of derivative investment.

     Mortgage  securities may be partially  stripped so that each class receives some interest and some principal.  However,  they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an  "interest-only"  security,  or "I/O," and all of the  principal  is distributed to holders of another type of security,  known as a "principal-only"
security or "P/O." Strips can be created for pass through certificates or CMOs.

     The yields to maturity  of I/Os and P/Os are very  sensitive  to  principal
repayments  (including   prepayments)  on  the  underlying  mortgages.   If  the
underlying  mortgages   experience  greater  than  anticipated   prepayments  of
principal,  the Fund might not fully  recoup its  investment  in an I/O based on
those  assets.  If  underlying   mortgages   experience  less  than  anticipated
prepayments  of  principal,  the yield on the P/Os based on them  could  decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holding at an acceptable price.

     |X| Floating Rate and Variable Rate Obligations.  Variable rate obligations may have a demand  feature that allows the Fund to tender the  obligation to the issuer or a third  party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The  interest  rate  on a  floating  rate  note is  adjusted  automatically according to a stated  prevailing  market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable  rate note is also based on a stated  prevailing  market  rate but is adjusted  automatically at specified  intervals.  Generally,  the changes in the interest rate on such  securities  reduce the fluctuation in their market value.
As interest rates decrease or increase,  the potential for capital  appreciation or  depreciation  is less  than  that  for  fixed-rate  obligations  of the same maturity.  The Manager may determine  that an unrated  floating rate or variable rate obligation meets the Fund's quality  standards by reason of being backed by a letter of credit or  guarantee  issued  by a bank  that  meets  those  quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have  features  that  permit the  holder to  recover  the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding  right in its discretion,  after a given period, to prepay  the  outstanding  principal  amount of the note plus  accrued  interest.
Generally  the issuer  must  provide a specified  number of days'  notice to the holder.

     Step-coupon  bonds have a coupon  interest  rate that changes  periodically during the life of the  security  on  predetermined  dates that are set when the security is issued.

     |X| "When-Issued" and "Delayed-Delivery"  Transactions. The Fund may invest in securities on a "when-issued"  basis and may purchase or sell securities on a
"delayed-delivery"  basis. When-issued and delayed-delivery are terms that refer to  securities  whose terms and  indenture  are available and for which a market exists, but which are not available for immediate delivery.

     When  such  transactions  are  negotiated,  the price  (which is  generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the  securities  take place at a later date.  The securities are subject  to change in value from  market  fluctuations  during the period  until settlement.  The value at  delivery  may be less than the  purchase  price.  For example,  changes in interest  rates in a direction  other than that expected by the Manager before  settlement  will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement,  no payment is made by the Fund to the issuer  and no  interest  accrues to the Fund from the  investment  until it receives the security at  settlement.  There is a risk of loss to the  Fund if the  value  of the  security  changes  prior to the settlement date, and there is the risk that the other party may not perform.

     The Fund may engage in when-issued  transactions to secure what the Manager considers to be an  advantageous  price and yield at the time the  obligation is entered  into.  When the Fund  enters  into a  when-issued  or  delayed-delivery transaction,  it relies on the other  party to  complete  the  transaction.  Its failure  to do so may  cause  the Fund to lose the  opportunity  to  obtain  the security at a price and yield the Manager considers to be advantageous.

     When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent with its investment  objective and policies or for delivery pursuant to options contracts it has entered into,  and not for the purpose of investment  leverage.  Although the Fund will enter into  delayed-delivery or when-issued purchase  transactions to acquire  securities,  it may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its  acquisition or to dispose of its right to delivery or receive  against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security  purchased in determining  the Fund's net asset value. In a sale transaction,  it records the proceeds to be received. The
Fund will  identify  on its books  liquid  assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

     When-issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and prices.  For instance,  in periods of rising  interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its  exposure  to  anticipated  falling  prices.  In periods of falling  interest  rates  and  rising  prices,  the Fund  might  sell  portfolio securities  and  purchase the same or similar  securities  on a  when-issued  or delayed-delivery basis to obtain the benefit of currently higher cash yields.

     |X|  Repurchase  Agreements.  The Fund can  acquire  securities  subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities  transactions, or for temporary defensive purposes.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 15% of its net assets to be subject to repurchase  agreements having a maturity beyond seven days. There is no limit on the  amount of the  Fund's  net  assets  that may be  subject  to  repurchase agreements having maturities of seven days or less for defensive purposes.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value
of  the  collateral  must  equal  or  exceed  the  repurchase   price  to  fully
collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do
so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will  continuously  monitor  the  collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission (the "SEC"),  the Fund, along with other affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured by U.S. government securities.  Securities that are pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     Investment in Other Investment  Companies.  The Fund can also invest in the securities of other  investment  companies,  which can include  open-end  funds, closed-end funds and unit investment trusts,  subject to the limits set forth in the  Investment  Company  Act  that  apply to those  types of  investments.  For example,  the Fund can  invest in  Exchange-Traded  Funds,  which are  typically open-end funds or unit investment trusts,  listed on a stock exchange.  The Fund might do so as a way of  gaining  exposure  to the  segments  of the  equity  or fixed-income  markets  represented by the Exchange-Traded  Funds' portfolio,  at times when the Fund may not be able to buy those portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Fund does not intend to invest in other investment  companies unless the Manager believes that the potential  benefits of the  investment  justify the payment of any premiums or sales charges.  As a shareholder of an investment  company,  the
Fund  would  be  subject  to its  ratable  share  of that  investment  company's expenses,  including its advisory and administration expenses. The Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

     |X| Illiquid and Restricted  Securities.  Under the policies and procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the  Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund may also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  may make it more  difficult  to value  them,  and might  limit the
Fund's  ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

     |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to  mortgage-related  securities  (also referred to as "mortgage  dollar rolls"). In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously  agrees to repurchase a similar security (the same type of security,  and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the  securities  that are  sold,  but  typically  will be  collateralized  by different  pools of mortgages  (with  different  prepayment  histories) than the securities  that  have  been  sold.  Proceeds  from  the sale  are  invested  in short-term  instruments,  such as repurchase  agreements.  The income from those investments,  plus the fees from the forward roll  transaction,  are expected to generate  income to the Fund in excess of the yield on the securities  that have been sold.

     The Fund will only enter into "covered" rolls. To assure its future payment of the purchase  price,  the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These  transactions have risks.  During the period between the sale and the repurchase,  the Fund will not be entitled  to receive  interest  and  principal payments on the  securities  that have been sold. It is possible that the market value of the  securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

     |X| Investments in Equity  Securities.  Under normal market  conditions the
Fund can invest a portion of assets in common stocks, preferred stocks, warrants
(which might be acquired as part of a "unit" of  securities  that  includes debt securities) and convertible debt securities,  which in some cases are considered
"equity  equivalents."  However,  it does  not  currently  anticipate  investing significant  amounts  of its assets in equity  securities  as part of its normal investment strategy.  Certain equity securities may be selected because they may provide dividend income.

     o Risks of  Investing  in  Stocks.  Stocks  fluctuate  in price,  and their short-term volatility at times may be great. To the extent that the Fund invests in equity  securities,  the value of the Fund's  portfolio  will be  affected by changes in the stock markets.  Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.  The prices of individual  stocks do not all move in the same  direction uniformly or at the same time.  Different  stock markets may behave  differently from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.

     The  Fund  can  invest  in  securities  of  large  companies  and  mid-size companies,  but may also buy  stocks  of small  companies,  which  may have more volatile stock prices than large companies.

     o Convertible  Securities.  While some convertible securities are a form of debt security,  in certain cases their conversion  feature (allowing  conversion into equity  securities)  causes  them to be  regarded  by the  Manager  more as
"equity  equivalents."  As a result,  the rating  assigned to the security might
have  less  impact  on  the  Manager's   investment  decision  with  respect  to
convertible  securities  than  in  the  case  of  non-convertible   fixed-income
securities.  Convertible  debt  securities  are subject to the credit  risks and interest rate risks described above in "Debt Securities."

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security  will behave more like a debt  security and the  security's price will likely  increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

     To determine whether  convertible  securities should be regarded as "equity equivalents," the Manager examines the following factors:

     (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

     (2) whether  the issuer of the  convertible  securities  has  restated  its earnings per share of common stock on a fully  diluted  basis  (considering  the effect of conversion of the convertible securities), and

     (3) the extent to which the convertible security may be a defensive "equity substitute,"  providing the ability to  participate in any  appreciation  in the price of the issuer's common stock.

     |X| Rights and Warrants.  Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not  necessarily  move parallel to the prices of the  underlying  securities.
Rights are similar to  warrants,  but  normally  have a short  duration  and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting  rights,  receive no dividends  and have no rights with respect to the assets of the issuer.

     |X| Preferred  Stocks.  Preferred stock,  unlike common stock, has a stated
dividend rate payable from the corporation's earnings. Preferred stock dividends
may  be  cumulative   or   non-cumulative,   participating,   or  auction  rate.
"Cumulative"  dividend  provisions  require  all or a  portion  of prior  unpaid dividends to be paid before  dividends can be paid on the issuer's common stock.
Preferred  stock  may be  "participating"  stock,  which  means  that  it may be entitled to a dividend exceeding the stated dividend in certain cases.

     If interest rates rise, the fixed dividend on preferred  stocks may be less attractive,  causing the price of preferred  stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions  prior to maturity,  which also have a negative  impact on prices when interest rates decline.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally  subordinate to the rights  associated with a  corporation's  debt  securities.  Preferred stock generally  has  a  preference  over  common  stock  on  the  distribution  of  a corporation's assets in the event of liquidation of the corporation.

     |X|  Loans of  Portfolio  Securities.  The  Fund  may  lend  its  portfolio securities  pursuant to  Securities  Lending  Guidelines  approved by the Fund's
Board of  Trustees.  It may do so to try to provide  income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of the Fund's net assets.

     The Fund has entered into a Securities  Lending  Agreement (the "Securities
Lending Agreement") with JPMorgan Chase Bank, N.A.. ("JPMorgan Chase") Under the
Securities Lending Agreement and applicable  regulatory  requirements (which are subject to change), the collateral for such loans must, on each business day, be at least equal to the value of the loaned  securities  and must consist of cash, bank letters of credit or securities of the U.S.  Government (or its agencies or instrumentalities),  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as  collateral,  a bank letter of credit must obligate the bank to pay to JP Morgan Chase,  as agent,  amounts  demanded by the Fund if the demand meets the terms of the letter. Both the issuing bank and the terms of the letter of credit must be  satisfactory  to JP Morgan Chase and the Fund. The terms of the loans must also meet  applicable  tests under the Internal  Revenue
Code and permit the Fund to reacquire  loaned  securities on five business days'
notice  or in time  to vote on any  material  matters.  The  Securities  Lending
Agreement  may be  terminated  by either JP Morgan Chase or the Fund on 30 days'
written notice.

     Pursuant  to the  Securities  Lending  Agreement,  the Fund will  receive a percentage  of all annual net income  (i.e.,  net of rebates to the borrower and certain other approved expenses) from securities lending transactions.  Such net income  includes  earnings from the investment of any cash  collateral  received from a borrower and loan fees paid or payable by a borrower in  connection  with loans secured by collateral other than cash.

     There are some risks in connection  with  securities  lending,  including a delay in receiving additional collateral from the borrower to secure a loan or a delay in recovering the loaned  securities if the borrower  defaults.  JP Morgan
Chase has agreed,  in general,  to  guarantee  the  obligations  of borrowers to return loaned securities to the Fund and to be responsible for expenses relating to  securities  lending.  The  Fund,  however,  will be  responsible  for  risks associated  with the  investment  of cash  collateral,  including  the risk of a default by the issuer of a security in which cash  collateral has been invested.
If that  occurs,  the Fund may incur  additional  costs in seeking to obtain the collateral  or may lose the amount of the  collateral  investment.  The Fund may also lose money if the value of the collateral decreases.

     |X| Money Market  Instruments.  The following is a brief description of the types of the U.S. dollar denominated money market securities the Fund can invest
in. Money market securities are  high-quality,  short-term debt instruments that may be issued by the U.S.  government,  corporations,  banks or other  entities.
They may have fixed, variable or floating interest rates.

     o  U.S.  Government   Securities.   These  include  obligations  issued  or
guaranteed by the U.S.  government or any of its agencies or  instrumentalities, described above.

     o Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

     o obligations  issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or

     o  obligations  of a foreign  bank with total  assets of at least  U.S.  $1 billion.

     |X| "Banks" include  commercial  banks,  savings banks and savings and loan associations,  which may or may not be members of the Federal Deposit  Insurance
Corporation.

     o Commercial  Paper. The Fund can invest in commercial paper if it is rated within the top three rating  categories of Standard &  Poor's and Moody's or other rating organizations.

     If the paper is not rated,  it may be purchased  if the Manager  determines that  it is  comparable  to  rated  commercial  paper  in the top  three  rating categories of national rating organizations.

     The  Fund  can buy  commercial  paper,  including  U.S.  dollar-denominated securities of foreign  branches of U.S.  banks,  issued by other entities if the commercial  paper  is  guaranteed  as  to  principal  and  interest  by a  bank, government or corporation whose  certificates of deposit or commercial paper may otherwise be purchased by the Fund.

     o Variable  Amount Master  Demand Notes.  Master demand notes are corporate obligations  that permit the  investment of  fluctuating  amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower.  They permit daily changes in the amounts  borrowed.  The Fund has the right to increase  the amount  under the note at any time up to the full amount provided by the note agreement,  or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

     Because these notes are direct lending  arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary  market for these notes,  although they are redeemable (and thus are  immediately  repayable by the borrower) at principal  amount,  plus accrued interest,  at any time.  Accordingly,  the Fund's  right to redeem such notes is dependent  upon the ability of the  borrower to pay  principal  and  interest on demand.

     The Fund has no  limitations  on the type of issuer  from whom these  notes will be purchased.  However, in connection with such purchases and on an ongoing basis,  the  Manager  will  consider  the  earning  power,  cash  flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand,  including  a  situation  in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

     |X| Derivatives. The Fund can invest in a variety of derivative investments for speculative  (seeking higher returns) or hedging (managing  investment risk)
purposes.  Some  derivative  investments  the  Fund  can  use  are  the  hedging instruments described below in this SAI.

     Among the derivative  investments the Fund can invest in are "index-linked"
or "currency-linked"  notes.  Principal and/or interest payments on index-linked notes  depend  on  the  performance  of an  underlying  index.  Currency-indexed securities are typically short-term or intermediate-term debt securities.  Their value at  maturity or the rates at which they pay income are  determined  by the change in value of the U.S. dollar against one or more foreign  currencies or an index. In some cases,  these securities may pay an amount at maturity based on a multiple of the amount of the relative  currency  movements.  This type of index security offers the potential for increased income or principal  payments but at a greater  risk of loss than a typical  debt  security of the same  maturity and credit quality.

     Other  derivative  investments the Fund can use include "debt  exchangeable for common stock" of an issuer or "equity-linked  debt securities" of an issuer.
At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both  alternatives  present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

     |X|  Hedging.  The  Fund can use  hedging  instruments  although  it is not obligated to use them in seeking its  objective.  To attempt to protect  against declines  in the  market  value of the Fund's  portfolio,  to permit the Fund to retain  unrealized  gains  in the  value  of  portfolio  securities  which  have appreciated,  or to facilitate  selling securities for investment  reasons,  the
Fund could:

o     sell futures contracts,
o     buy puts on futures or on securities, or
o     write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing  particular  securities.  In that case, the Fund would  normally seek to purchase the securities and then terminate that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included  in a rise in  value of the  market.  To do so the  Fund  could:  o buy futures, or o buy calls on futures or on securities.

     The Fund is not  obligated  to use hedging  instruments,  even though it is permitted  to use them in the  Manager's  discretion,  as described  below.  The
Fund's  strategy  of  hedging  with  futures  and  options  on  futures  will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

     o Futures.  The Fund can buy and sell futures  contracts that relate to (1)
broadly-based  bond  or  other  security  indices  (these  are  referred  to  as
"financial  futures"),  (2)  commodities  (these are  referred to as  "commodity futures"),  (3)  debt  securities  (these  are  referred  to as  "interest  rate
futures"),   (4)  foreign   currencies   (these  are  referred  to  as  "forward
contracts"),  (5) an  individual  stock  ("single  stock  futures") and (6) bond indices (these are referred to as "bond index futures").

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  In some  cases,  these  futures may be based on stocks of issuers in a particular  industry  or group of  industries.  A stock index  assigns  relative values to the  securities  included  in the index  and its value  fluctuates  in response to the  changes in value of the  underlying  securities.  A stock index cannot be purchased or sold directly.  Bond index futures are similar  contracts based on the future value of the basket of  securities  that comprise the index.
These contracts obligate the seller to deliver,  and the purchaser to take, cash to settle the futures  transaction.  There is no delivery made of the underlying securities  to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     The Fund can invest a portion of its assets in commodity futures contracts.
Commodity  futures  may be based upon  commodities  within  five main  commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs;  (3)  agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper,  lead, nickel, tin and zinc; and (5)
precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures  contracts,  options on futures contracts and options and  futures on  commodity  indices  with  respect to these five main  commodity groups and the individual  commodities within each group, as well as other types of commodities.

     No payment is paid or  received  by the Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures transactions,  except forward contracts, are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

     o Put and Call  Options.  The Fund  can buy and sell  certain  kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  can buy  and  sell exchange-traded  and  over-the-counter  put and call  options,  including  index options, securities options, currency options,  commodities options, and options on the other types of futures described above.

     o Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding,  or the call may be covered by  segregating  liquid assets to enable the Fund to satisfy its obligations if the call is exercised.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by a specified  multiple that  determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case the Fund would keep the cash premium.

     The  Fund's  custodian  bank,  or a  securities  depository  acting for the custodian bank,  will act as the Fund's escrow agent,  through the facilities of the Options  Clearing  Corporation  ("OCC"),  as to the investments on which the
Fund has written  calls  traded on exchanges  or as to other  acceptable  escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the Fund must  cover the call by  identifying  on it books an  equivalent  dollar  amount of liquid  assets.  The Fund will  identify additional  liquid  assets  on its  books to cover  the call if the value of the identified  assets drops below 100% of the current value of the future.  Because of this asset coverage requirement, in no circumstances would the Fund's receipt of an exercise  notice as to that  future  require the Fund to deliver a futures contract.  It would simply put the Fund in a short  futures  position,  which is permitted by the Fund's hedging policies.

     o  Writing  Put  Options.  The Fund can sell  put  options  on  securities, broadly-based  securities indices,  foreign currencies and futures. A put option on  securities  gives  the  purchaser  the  right to sell,  and the  writer  the obligation to buy, the  underlying  investment at the exercise  price during the option period.

     If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment falls below the exercise price.

     If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised,  the Fund must  fulfill its  obligation  to purchase  the  underlying investment  at the exercise  price.  That price will  usually  exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying  securities.
The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

     o Purchasing  Calls and Puts.  The Fund can purchase  calls on  securities, broadly-based  securities indices,  foreign currencies and futures. It may do so
to  protect  against  the  possibility   that  the  Fund's  portfolio  will  not
participate in an anticipated rise in the securities market.  When the Fund buys a call (other than in a closing purchase  transaction),  it pays a premium.  The
Fund  then has the  right to buy the  underlying  investment  from a seller of a corresponding  call on the same  investment  during  the call  period at a fixed exercise price.

     The Fund  benefits  only if it sells the call at a profit or if, during the call period,  the market price of the underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it
(whether or not at a profit),  the call will become  worthless at its expiration date.  In that case the Fund will  have paid the  premium  but lost the right to purchase the underlying investment.

     The Fund  can buy puts on  securities,  broadly-based  securities  indices,
foreign  currencies  and  futures,   whether  or  not  it  owns  the  underlying
investment.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a  corresponding  investment  during the put period at a fixed exercise price.

     Buying a put on  securities  or futures  the Fund owns  enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits the Fund to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary inversely to the price of the  underlying  investment.  If the  market  price  of the  underlying investment  is  above  the  exercise  price  and,  as a  result,  the put is not exercised, the put will become worthless on its expiration date.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     o Buying and Selling  Options on Foreign  Currencies.  The Fund can buy and
sell  calls and puts on foreign  currencies.  They  include  puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major  recognized  dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and increases in the dollar cost of foreign  securities the
Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration  (or it can do so for  additional  cash  consideration  held  in a segregated  account by its custodian  bank) upon conversion or exchange of other foreign currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those circumstances,  the Fund covers the option by  identifying  liquid assets on its books having a value equal to its obligation under the option.

     o Risks of Hedging with Options and Futures. The use of hedging instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments in a short hedge,  the market might advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

     o Forward  Contracts.  Forward  contracts  are  foreign  currency  exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed  price.  The Fund  uses  them to "lock  in" the U.S.  dollar  price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S. dollar and a foreign currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund may use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will cover its short  positions in these cases by  identifying  to its custodian  bank assets  having a value equal to the aggregate  amount of the
Fund's commitment under forward contracts. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in foreign  currencies  if the excess amount is "covered" by liquid securities  denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative,  the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the
Fund to sell the  amount of  foreign  currency  subject  to a  forward  purchase contract at a price as high or higher than the forward contact price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  commissions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

     o Interest  Rate Swap  Transactions.  The Fund can enter into interest rate swap  agreements.  In an interest rate swap, the Fund and another party exchange their right to receive or their  obligation  to pay interest on a security.  For example,  they might swap the right to receive  floating rate payments for fixed rate  payments.  Also, the Fund will identify on its book liquid assets (such as cash or U.S.  government  securities)  to cover any  amounts  it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     Swap agreements  entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the  Fund  under a swap  agreement  will be  greater  than  the  payments  it received.  Credit risk arises from the possibility  that the  counterparty  will default. If the counterparty  defaults,  the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The
Manager  will  monitor  the  creditworthiness  of  counterparties  to the Fund's interest rate swap transactions on an ongoing basis.

     The Fund can  enter  into swap  transactions  with  certain  counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral  agreement.  If amounts are payable on a  particular  date in the same currency in respect of one or more swap transactions, the amount payable on that date in that  currency  shall be the net amount.  In  addition,  the master netting  agreement  may provide that if one party  defaults  generally or on one swap,  the  counterparty  may terminate all of the swaps with that party.  Under these  agreements,  if a default results in a loss to one party,  the measure of that  party's  damages is  calculated  by  reference  to the  average  cost of a replacement  swap for each swap. It is measured by the  mark-to-market  value at the time of the  termination of each swap. The gains and losses on all swaps are then netted, and the result is the  counterparty's  gain or loss on termination.
The  termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     o Swaption  Transactions.  The Fund may enter into a swaption  transaction, which is a  contract  that  grants  the  holder,  in return  for  payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest  rate swap at a preset rate within a specified  period of time,  with the writer of the contract.  The writer of the contract  receives the premium and bears the risk of unfavorable  changes in the preset rate on the
underlying  interest  rate  swap.  Unrealized   gains/losses  on  swaptions  are
reflected  in  investment  assets  and  investment  liabilities  in  the  Fund's statement of financial condition.

     o  Regulatory  Aspects  of Hedging  Instruments.  The  Commodities  Futures
Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures trading by certain regulated entities including registered  investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this SAI.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  advisor as the Fund (or an advisor  that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under the Investment Company Act, when the Fund purchases a future, it must maintain  liquid assets in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

     o Tax Aspects of Certain  Hedging  Instruments.  Certain  foreign  currency exchange  contracts  in which the Fund may invest are treated as  "Section  1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40% short-term capital  gains or losses  under the Code.  However,  foreign  currency  gains or losses arising from Section 1256 contracts that are forward contracts  generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the  Fund  at the  end of  each  taxable  year  are  "marked-to-market,"  and unrealized  gains or losses are  treated  as though  they were  realized.  These contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment company  distributions and for other purposes under rules prescribed  pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

     Under the Internal  Revenue Code, the following gains or losses are treated as ordinary income or loss:

     (1) gains or losses  attributable  to  fluctuations  in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the
Fund actually collects such receivables or pays such liabilities, and

     (2) gains or losses  attributable to fluctuations in the value of a foreign currency  between the date of  acquisition  of a debt security  denominated in a foreign  currency  or  foreign  currency  forward  contracts  and  the  date  of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

     |X| Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund  traded its  portfolio  securities  during its last  fiscal  year.  For example,  if a fund sold all of its  securities  during the year,  its portfolio turnover  rate would have been 100%.  The Fund's  portfolio  turnover  rate will fluctuate from year to year,  and the Fund expects to have a portfolio  turnover rate of more than 100% annually.

     Increased portfolio turnover may result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance.  Additionally, the realization  of capital gains from selling  portfolio  securities  may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

     |X| Temporary  Defensive and Interim  Investments.  In times of unstable or adverse  market or  economic  conditions,  the Fund can invest up to 100% of its assets in temporary defensive  investments that are inconsistent with the Fund's principal investment strategies. Generally, they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S.
Government  securities,  or  repurchase  agreements.  They could  include  other investment-grade  debt  securities.  The Fund  might  also hold  these  types of securities  pending the  investment  of proceeds from the sale of Fund shares or portfolio  securities or to meet anticipated  redemptions of Fund shares. To the extent the Fund invests  defensively in these  securities,  it might not achieve its investment objective of seeking total return.

Other Investment Restrictions

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.
Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of: o 67% or more of the shares present or represented by  proxy at a  shareholder  meeting,  if the  holders  of more  than 50% of the outstanding  shares are present or represented  by proxy,  or o more than 50% of the outstanding shares.

     |X| The Fund's investment objective is a fundamental policy. Other policies described  in the  Prospectus  or this  SAI are  "fundamental"  only if they are identified  as such.  The Fund's  Board of Trustees  can change  non-fundamental
policies  without  shareholder   approval.   However,   significant  changes  to
investment  policies  will  be  described  in  supplements  or  updates  to  the
Prospectus or this SAI, as appropriate.  The Fund's most significant  investment policies are described in the Prospectus.

     |X| Does the Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

     o The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in  securities of that issuer or if it would then own more than 10% of that issuer's voting  securities.  That restriction  applies to 75% of the Fund's total assets. The limit does not apply to  securities  issued  by  the  U.S.  government  or any  of  its  agencies  or instrumentalities or securities of other investment companies.

     o The Fund cannot  concentrate its investments (that means it cannot invest
25% or more of its total assets) in any one industry.  Gas, water,  electric and telephone utilities are considered to be separate industries for this purpose.

     o The Fund cannot make loans except (a) through lending of securities,  (b)
through the purchase of debt  instruments or similar  evidences of indebtedness,
(c) through an inter-fund  lending program with other affiliated  funds, and (d)
through repurchase agreements.

     o The Fund  cannot  invest in real estate or real  estate  mortgage  loans.
However,  the Fund can  purchase  and  sell  securities  issued  or  secured  by companies that invest in or deal in real estate or interests in real estate.

     o The Fund cannot underwrite  securities.  A permitted exception is in case it is  deemed  to be an  underwriter  under  the  Securities  Act of  1933  when reselling any securities held in its own portfolio.

     o The Fund  cannot  borrow  money in  excess of 33 1/3% of the value of its total assets.  The Fund may borrow only from banks and/or affiliated  investment companies.  With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

     o The Fund cannot  issue  "senior  securities,"  but this does not prohibit certain  investment  activities  for which assets of the Fund are  designated as segregated,  or margin,  collateral or escrow  arrangements are established,  to cover the related  obligations.  Examples of those activities  include borrowing
money,   reverse  repurchase   agreements,   delayed-delivery   and  when-issued
arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

     For purposes of the Fund's policy not to concentrate its  investments,  the
Fund has adopted the  industry  classifications  set forth in Appendix B to this
SAI. That is not a fundamental policy.

     Unless the  Prospectus  or this SAI states  that a  percentage  restriction applies  on an  ongoing  basis,  it  applies  only at the time the Fund makes an investment  (except  in the  case  of  borrowing  and  investments  in  illiquid securities).  The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

     |X| Does the Fund Have Additional  Restrictions  That Are Not "Fundamental"
Policies? The Fund has an additional operating policy that is not "fundamental,"
and which can be changed by the Board of Trustees without shareholder approval:

     o The Fund cannot invest in the securities of other  registered  investment companies or registered unit investment  trusts in reliance on sub-paragraph (F)
or (G) of section 12(d)(1) of the Investment Company Act.

     Disclosure  of  Portfolio  Holdings.  The Fund  has  adopted  policies  and procedures  concerning  the  dissemination  of  information  about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and
Transfer   Agent.   These  policies  are  designed  to  assure  that  non-public information  about  portfolio  securities is  distributed  only for a legitimate business  purpose,  and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that  information from being used in a way that could negatively  affect the Fund's  investment  program or enable third parties to use that information in a manner that is harmful to the Fund.

     o Public  Disclosure.  The  Fund's  portfolio  holdings  are made  publicly available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters  in its  semi-annual  report  to  shareholders,  its  annual  report to shareholders,  or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds' website at www.oppenheimerfunds.com  (select the
Fund's name under the "View Fund Information  for:" menu) with a 15-day lag. The
Fund may release a more  restrictive list of holdings (e.g., the top five or top
10  portfolio  holdings)  or may  release  no  holdings  if that is in the  best interests of the Fund and its shareholders.  Other general information about the
Fund's  portfolio  investments,  such as portfolio  composition  by asset class, industry, country, currency, credit rating or maturity, may also be posted.

     Until publicly  disclosed,  the Fund's portfolio  holdings are proprietary, confidential business information. While recognizing the importance of providing
Fund shareholders with information about their Fund's  investments and providing portfolio  information  to a  variety  of  third  parties  to  assist  with  the management,  distribution and administrative  process, the need for transparency must be  balanced  against  the risk that third  parties  who gain access to the
Fund's portfolio  holdings  information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the
Fund is able to obtain in  portfolio  transactions  or the  availability  of the securities that portfolio managers are trading on the Fund's behalf.

     The Manager and its subsidiaries and affiliates,  employees,  officers, and
directors,   shall  neither  solicit  nor  accept  any   compensation  or  other
consideration  (including  any  agreement  to maintain  assets in the Fund or in other investment  companies or accounts managed by the Manager or any affiliated person  of the  Manager)  in  connection  with  the  disclosure  of  the  Fund's non-public portfolio holdings.  The receipt of investment advisory fees or other fees and  compensation  paid to the  Manager  and its  subsidiaries  pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration"  for these purposes.  It is a violation of the Code of Ethics for any  covered  person to  release  holdings  in  contravention  of  portfolio holdings disclosure policies and procedures adopted by the Fund.

     A list of the top 20  portfolio  securities  holdings  (based  on  invested assets),  listed by  security  or by issuer,  as of the end of each month may be disclosed to third parties  (subject to the procedures  below) no sooner than 15 days after month-end.

     Except under special limited circumstances discussed below, month-end lists of the Fund's  complete  portfolio  holdings  may be  disclosed  no sooner  than
30-days after the relevant  month-end,  subject to the procedures  below. If the
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

     o The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

     o Senior  officers  (a Senior  Vice  President  or above) in the  Manager's
Portfolio and Legal  departments must approve the completed  request for release of Fund portfolio holdings; and

     o The  third-party  recipient  must sign the Manager's  portfolio  holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly  available  regarding the Fund's holdings  confidential and agreeing not to trade directly or indirectly based on the information.

     The Fund's  complete  portfolio  holdings  positions may be released to the following  categories of entities or individuals  on an ongoing basis,  provided that such entity or  individual  either (1) has signed an agreement to keep such information  confidential  and not trade on the basis of such information or (2)
is subject to fiduciary  obligations,  as a member of the Fund's Board, or as an employee,  officer  and/or  director of the  Manager,  Distributor,  or Transfer
Agent,  or their  respective  legal  counsel,  not to disclose such  information except in conformity  with these  policies and  procedures  and not to trade for his/her personal account on the basis of such information:

     o Employees of the Fund's Manager  Distributor  and Transfer Agent who need to have access to such  information  (as  determined by senior  officers of such entity),

     o The Fund's independent registered public accounting firm,

     o Members of the Fund's Board and the Board's legal counsel,

     o The Fund's custodian bank,

     o A proxy voting service designated by the Fund and its Board,

     o Rating/ranking organizations (such as Lipper and Morningstar),

     o Portfolio  pricing services  retained by the Manager to provide portfolio security prices, and

     o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

     Portfolio holdings  information of the Fund may be provided,  under limited circumstances,  to  brokers  and/or  dealers  with whom the Fund  trades  and/or
entities  that  provide  investment   coverage  and/or  analytical   information
regarding the Fund's portfolio,  provided that there is a legitimate  investment reason for  providing  the  information  to the broker,  dealer or other entity.
Month-end portfolio holdings information may, under this procedure,  be provided to vendors providing research  information and/or analytics to the Fund, with at least a 15-day delay after the month end,  but in certain  cases may be provided to a broker or analytical  vendor with a 1-2 day lag to facilitate the provision of requested  investment  information  to the manager to facilitate a particular trade or the  portfolio  manager's  investment  process for the Fund.  Any third party  receiving  such  information  must  first  sign the  Manager's  portfolio
holdings   non-disclosure   agreement  as  a  pre-condition  to  receiving  this
information.

     Portfolio holdings information (which may include information on individual securities  positions  or multiple  securities)  may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio  trading,  and (2) by the members of the Manager's  Security Valuation
Group and Accounting  Departments in connection with portfolio  pricing or other portfolio evaluation purposes:

     o Brokers and dealers in connection with portfolio transactions  (purchases and sales)

     o Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)

     o Dealers to obtain price  quotations  where the Fund is not  identified as the owner.

     Portfolio holdings information (which may include information on the Fund's entire  portfolio or  individual  securities  therein) may be provided by senior officers  of the  Manager  or  attorneys  on the  legal  staff  of the  Manager,
Distributor, or Transfer Agent, in the following circumstances:

     o Response to legal  process in  litigation  matters,  such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

     o Response to regulatory  requests for  information  (the SEC, NASD,  state securities regulators, and/or foreign securities authorities,  including without limitation  requests for  information in  inspections or for position  reporting purposes),

     o To potential  sub-advisers  of  portfolios  (pursuant to  confidentiality agreements),

     o To consultants for retirement plans for plan  sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

     o Investment  bankers in connection  with merger  discussions  (pursuant to confidentiality agreements).

     Portfolio  managers and analysts may, subject to the Manager's  policies on communications with the press and other media, discuss portfolio  information in interviews  with members of the media,  or in due diligence or similar  meetings with  clients  or  prospective  purchasers  of Fund  shares  or their  financial intermediary representatives.

     The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity  in the Fund's  portfolio  to meet  redemptions),  receive  redemption proceeds of their Fund shares paid as pro rata shares of securities  held in the
Fund's  portfolio.  In such  circumstances,  disclosure of the Fund's  portfolio holdings may be made to such shareholders.

     Any  permitted   release  of  otherwise   non-public   portfolio   holdings
information  must be in  accordance  with  the  Fund's  then-current  policy  on approved methods for communicating  confidential information,  including but not limited to the Fund's policy as to use of secure e-mail technology.

     The Chief  Compliance  Officer  (the  "CCO")  of the Fund and the  Manager,
Distributor,  and Transfer  Agent shall  oversee the  compliance by the Manager,
Distributor,  Transfer  Agent,  and their  personnel  with  these  policies  and procedures.  At least annually, the CCO shall report to the Fund's Board on such compliance  oversight and on the categories of entities and individuals to which disclosure of portfolio  holdings of the Fund has been made during the preceding year  pursuant to these  policies.  The CCO shall report to the Fund's Board any
material   violation   of  these   policies  and   procedures   and  shall  make
recommendations  to the Board as to any  amendments  that the CCO  believes  are necessary and desirable to carry out or improve these policies and procedures.

     The Manager and/or the Fund have entered into ongoing  arrangements to make available  information about the Fund's portfolio  holdings.  One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities                       Fortis Securities                 Pacific Crest Securities
ABN AMRO                             Fox-Pitt, Kelton                  Pacific Growth Equities
AG Edwards                           Friedman, Billing, Ramsey         Petrie Parkman
American Technology Research         Fulcrum Global Partners           Pictet
Auerbach Grayson                     Garp Research                     Piper Jaffray Inc.
Banc of America Securities           George K Baum & Co.           Prager Sealy & Co.
Barclays                             Goldman Sachs                     Prudential Securities
Bear Stearns                         HSBC                              Ramirez & Co.
Belle Haven                          ING Barings                       Raymond James
Bloomberg                            ISI Group                         RBC Capital Markets
BNP Paribas                          ITG                               RBC Dain Rauscher
BS Financial Services                Janney Montgomery                 Research Direct
Buckingham Research Group            Jefferies                         Reuters
Caris & Co.                      JP Morgan Securities              Robert W. Baird
CIBC World Markets                   JPP Eurosecurities                Roosevelt & Cross
Citigroup Global Markets             Keefe, Bruyette & Woods           Russell
Collins Stewart                      Keijser Securities                Ryan Beck & Co.
Craig-Hallum Capital Group LLC       Kempen & Co. USA Inc.             Sanford C. Bernstein
Credit Agricole Cheuvreux N.A. Inc.  Kepler Equities/Julius Baer Sec   Scotia Capital Markets
Credit Suisse                        KeyBanc Capital Markets           Societe Generale
Cowen & Company                      Leerink Swan                  Soleil Securities Group
Daiwa Securities                     Lehman Brothers                   Standard & Poors
Davy                                 Loop Capital Markets              Stifel Nicolaus
Deutsche Bank Securities             MainFirst Bank AG                 Stone & Youngberg
Dresdner Kleinwort Wasserstein       Makinson Cowell US Ltd            SWS Group
Emmet & Co                           Maxcor Financial              Taylor Rafferty
Empirical Research                   Merrill Lynch                     Think Equity Partners
Enskilda Securities                  Midwest Research                  Thomson Financial
Essex Capital Markets                Mizuho Securities                 Thomas Weisel Partners
Exane BNP Paribas                    Morgan Stanley                    UBS
Factset                              Morningstar                       Wachovia Securities
Fidelity Capital Markets             Natexis Bleichroeder              Wescott Financial
Fimat USA Inc.                       Ned Davis Research Group          William Blair
First Albany                         Nomura Securities                 Yieldbook
Fixed Income Securities

How the Fund is Managed

     Organization and History. The Fund, a series of Oppenheimer Integrity Funds
(referred to as the "Trust"),  is an open-end diversified  management investment company,  with an unlimited number of authorized shares of beneficial  interest.
The Trust was  established in 1982 as MassMutual  Liquid Assets Trust.  The Fund
was reorganized from a closed-end  investment  company called  MassMutual Income
Investors,  Inc. into a series of the Trust on April 15, 1988.  The Fund and the
Trust were originally  managed by Massachusetts  Mutual Life Insurance  Company, the Manager's indirect parent company. On March 29, 1991, the Manager became the
Fund's  investment  advisor,  and the  Trust  changed  its  name to  Oppenheimer
Integrity Funds. The Fund was then called Oppenheimer Investment Grade Bond Fund and changed its name to  Oppenheimer  Bond Fund on July 10, 1995. On January 21,
2005, the Fund changed its name from  Oppenheimer  Bond Fund to Oppenheimer Core
Bond Fund.

     |X| Classes of Shares.  The Trustees are  authorized,  without  shareholder approval,  to create new series and classes of shares,  to  reclassify  unissued shares into additional  series or classes and to divide or combine the shares of a class  into a  greater  or  lesser  number  of  shares  without  changing  the proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative voting rights,  preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently has five classes of shares:  Class A, Class B, Class C, and Class N and Class Y. All classes  invest in the same  investment  portfolio.
Only retirement  plans may purchase Class N shares.  Only certain  institutional investors may purchase Class Y shares. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at  shareholder  meetings,  with  fractional  shares voting  proportionally,  on matters  submitted to a vote of shareholders.  Each share of the Fund represents an  interest  in the Fund  proportionately  equal to the  interest of each other share of the same class.

     |X| Meetings of Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of shareholders,  but may hold shareholder  meetings from time to time on important matters  or when  required  to do so by the  Investment  Company  Act,  or other applicable  law.  Shareholders  have the right,  upon a vote or  declaration  in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

     |X|  Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
contains an express  disclaimer  of  shareholder  or Trustee  liability  for the
Fund's  obligations.  It also provides for  indemnification and reimbursement of expenses out of the Fund's property for any shareholder  held personally  liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall  assume the defense of any claim made against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy  any  judgment on that claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand that may arise out of any  dealings  with the Fund and that the  Trustees shall have no personal  liability to any such person, to the extent permitted by law.

     Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Board of Trustees  has an Audit  Committee,  a Review  Committee  and a
Governance Committee. Each committee is comprised solely of Trustees who are not
"interested   persons"  under  the  Investment  Company  Act  (the  "Independent
Trustees"). The members of the Audit Committee are Edward L. Cameron (Chairman),
George C.  Bowen,  Robert J.  Malone  and F.  William  Marshall,  Jr.  The Audit
Committee held 6 meetings during the Fund's fiscal year ended December 31, 2006.
The Audit  Committee  furnishes  the Board with  recommendations  regarding  the selection of the Fund's  independent  registered  public  accounting  firm (also referred to as the  "independent  Auditors").  Other main functions of the Audit
Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i)  reviewing the scope and results of financial  statement  audits and the audit fees charged;  (ii) reviewing reports from the Fund's independent Auditors
regarding  the  Fund's  internal  accounting  procedures  and  controls;   (iii)
reviewing reports from the Manager's  Internal Audit Department;  (iv) reviewing certain  reports from and meet  periodically  with the Funds'  Chief  Compliance
Officer;  (v)  maintaining a separate line of  communication  between the Fund's
independent   Auditors  and  the  Independent   Trustees;   (vi)  reviewing  the
independence of the Fund's  independent  Auditors;  and (vii)  pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services,  that are not prohibited by the  Sarbanes-Oxley  Act, to the Fund, the Manager and certain affiliates of the Manager.

     The Review  Committee  is comprised  solely of  Independent  Trustees.  The members of the Review Committee are Sam Freedman (Chairman), Robert G. Avis, Jon
S. Fossel and Beverly L. Hamilton.  The Review  Committee held 6 meetings during the Fund's fiscal year ended December 31, 2006. Among other duties, as set forth in the Review  Committee's  Charter,  the  Review  Committee  reports  and makes recommendations  to the Board  concerning  the fees paid to the Fund's  transfer agent and the Manager  and the  services  provided  to the Fund by the  transfer agent and the Manager.  The Review Committee also reviews the Fund's  investment performance as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law.

     The Governance Committee is comprised solely of Independent  Trustees.  The members of the  Governance  Committee are Robert J. Malone  (Chairman),  William
Armstrong,  Beverly L.  Hamilton and F.  William  Marshall,  Jr. The  Governance
Committee held 6 meetings during the Fund's fiscal year ended December 31, 2006.
The  Governance  Committee  has adopted a charter  setting  forth its duties and responsibilities.  Among other  duties,  the  Governance  Committee  reviews and oversees the Fund's governance  guidelines,  the adequacy of the Fund's Codes of
Ethics and the  nomination  of Trustees,  including  Independent  Trustees.  The
Governance  Committee  has  adopted  a process  for  shareholder  submission  of nominees for board  positions.  Shareholders  may submit  names of  individuals, accompanied  by complete  and properly  supported  resumes,  for the  Governance
Committee's   consideration  by  mailing  such  information  to  the  Governance
Committee  in care of the Fund.  The  Governance  Committee  may  consider  such persons at such time as it meets to consider possible  nominees.  The Governance
Committee,  however,  reserves sole discretion to determine which candidates for
Trustees  and  Independent  Trustees  it  will  recommend  to the  Board  and/or shareholders  and it may  identify  candidates  other  than those  submitted  by
Shareholders.  The Governance  Committee may, but need not,  consider the advice and  recommendation of the Manager and/or its affiliates in selecting  nominees.
The full Board elects new Trustees except for those instances when a shareholder vote is required.

     Shareholders  who  desire  to  communicate  with the Board  should  address correspondence  to the Board or an individual  Board member and may submit their correspondence  electronically  at  www.oppenheimerfunds.com  under the  caption
"contact us" or by mail to the Fund at the address below.

     Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
Trustees is an  Independent  Trustee.  All of the Trustees are also  trustees or directors of the following  Oppenheimer/Centennial  funds (referred to as "Board
II Funds"):

Oppenheimer Cash Reserves                               Oppenheimer Principal Protected Trust III
Oppenheimer Capital Income Fund                         Oppenheimer  Commodity  Strategy  Total  Return
                                                        Fund
Oppenheimer Champion Income Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.                           Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                             Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                     Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund                Centennial California Tax Exempt Trust
Oppenheimer Main Street Small Cap Fund                  Centennial Government Trust
Oppenheimer Municipal Fund                              Centennial Money Market Trust
Oppenheimer Principal Protected Trust                   Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust II                Centennial Tax Exempt Trust

     Present or former  officers,  directors,  trustees and employees (and their immediate  family  members) of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value  without  sales  charge.  The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

     Messrs.  Bomfim,  Caan,  Gord,  Manioudakis,   Swaney,  Gillespie,  Murphy,
Petersen,  Szilagyi,  Vandehey, Wixted and Zack and Mss. Bloomberg and Ives, who
are  officers of the Fund,  hold the same  offices with one or more of the other
Board II Funds. As of March 30, 2007 the Trustees and officers of the Fund, as a group,  owned of record or  beneficially  less than 1% of any class of shares of the Fund. The foregoing  statement does not reflect  ownership of shares held of record by an employee benefit plan for employees of the Manager,  other than the shares beneficially owned under that plan by the officers of the Board II Funds.
In addition, none of the Independent Trustees (nor any of their immediate family members)  owns  securities of either the Manager or the  Distributor,  or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor, of the Board II Funds.

     Biographical  Information.  The Trustees and officers, their positions with the Fund, length of service in such position(s),  and principal  occupations and business  affiliations  during at least the past  five  years are  listed in the
charts  below.  The  charts  also  include   information  about  each  Trustee's
beneficial  share ownership in the Fund and in all of the registered  investment companies  that  the  Trustee  oversees  in  the  Oppenheimer  family  of  funds
("Supervised  Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson  Way,  Centennial,  Colorado  80112-3924.  Each  Trustee  serves  for  an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Name, Position(s) with     Principal Occupation(s) During the Past 5 Years; Other          Dollar Range of    Aggregate
                                                                                                             Dollar Range
                                                                                                              of Shares
                                                                                                             Beneficially
                                                                                               Shares        Owned in All
the Fund, Length of        Trusteeships/Directorships Held; Number of Portfolios in the     Beneficially      Supervised
Service, Age               Fund Complex Currently Overseen                                Owned in the Fund     Funds
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                                              As of December 31, 2006
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
William L. Armstrong,      President, Colorado Christian University (since 2006);         None             Over $100,000
Chairman of the Board of   Chairman, Cherry Creek Mortgage Company (since 1991),
Trustees since 2003,       Chairman, Centennial State Mortgage Company (since 1994),
Trustee since 1999         Chairman,The El Paso Mortgage Company (since 1993); Chairman,
Age: 70                    Ambassador Media Corporation (since 1984); Chairman, Broadway
                           Ventures (since 1984); Director of Helmerich & Payne, Inc.
                           (oil and gas drilling/production company) (since 1992),
                           Campus Crusade for Christ (non-profit) (since 1991); Former
                           Director, The Lynde and Harry Bradley Foundation, Inc.
                           (non-profit organization) (2002-2006); former Chairman of:
                           Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000),
                           Frontier Real Estate, Inc. (residential real estate
                           brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                           UNUMProvident (insurance company) (1991-2004), Storage
                           Technology Corporation (computer equipment company)
                           (1991-2003) and International Family Entertainment
                           (television channel) (1992-1997); U.S. Senator (January
                           1979-January 1991). Oversees 37 portfolios in the
                           OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Robert G. Avis,            Director and President of A.G. Edwards Capital, Inc. (General  None             Over $100,000
Trustee since 1993         Partner of private equity funds) (until February 2001);
Age: 75                    Chairman, President and Chief Executive Officer of A.G.
                           Edwards Capital, Inc. (until March 2000); Director of A.G.
                           Edwards & Sons, Inc. (brokerage company) (until 2000) and
                           A.G. Edwards Trust Company (investment adviser) (until 2000);
                           Vice Chairman and Director of A.G. Edwards, Inc. (until March
                           1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until
                           March 1999); Chairman of A.G. Edwards Trust Company (until
                           March 1999) and A.G.E. Asset Management (investment adviser)
                           (until March 1999). Oversees 37 portfolios in the
                           OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
George C. Bowen,           Assistant Secretary and Director of Centennial Asset           $10,001-$50,000  Over $100,000
Trustee since 2001         Management Corporation (December 1991-April 1999); President,
Age: 70                    Treasurer and Director of Centennial Capital Corporation
                           (June 1989-April 1999); Chief Executive Officer and Director
                           of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                           Bowen held several positions with the Manager and with
                           subsidiary or affiliated companies of the Manager (September
                           1987-April 1999). Oversees 37 portfolios in the
                           OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Edward L. Cameron,         Member of The Life Guard of Mount Vernon (George Washington    None             Over $100,000
Trustee since 2001         historical site) (June 2000 - May 2006); Director of Genetic
Age: 68                    ID, Inc. (biotech company) (March 2001-May 2002); Partner at
                           PricewaterhouseCoopers LLP (accounting firm) (July 1974-June
                           1999); Chairman of Price Waterhouse LLP Global Investment
                           Management Industry Services Group (financial services firm)
                           (July 1994-June 1998). Oversees 37 portfolios in the
                           OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Jon S. Fossel,             Director of UNUMProvident (insurance company) (since June      None             Over $100,000
Trustee since 1990         2002); Director of Northwestern Energy Corp. (public utility
Age: 65                    corporation) (since November 2004); Director of P.R.
                           Pharmaceuticals (October 1999-October 2003); Director of
                           Rocky Mountain Elk Foundation (non-profit organization)
                           (February 1998-February 2003 and since February 2005);
                           Chairman and Director (until October 1996) and President and
                           Chief Executive Officer (until October 1995) of the Manager;
                           President, Chief Executive Officer and Director of the
                           following: Oppenheimer Acquisition Corp. ("OAC") (parent
                           holding company of the Manager), Shareholders Services, Inc.
                           and Shareholder Financial Services, Inc. (until October
                           1995). Oversees 37 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Sam Freedman,              Director of Colorado Uplift (charitable organization) (since   None             Over $100,000
Trustee since 1996         September 1984). Mr. Freedman held several positions with the
Age: 66                    Manager and with subsidiary or affiliated companies of the
                           Manager (until October 1994). Oversees 37 portfolios in the
                           OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Beverly L. Hamilton,       Trustee of Monterey Institute for International Studies        None             None
Trustee since 2002         (educational organization) (since February 2000); Board
Age: 60                    Member of Middlebury College (educational organization)
                           (since December 2005); Director of The California Endowment
                           (philanthropic organization) (since April 2002); Director
                           (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director
                           (October 1991-2005) and Vice Chairman (since 2006) of
                           American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company
                           (February 1991-April 2000); Member of the investment
                           committees of The Rockefeller Foundation (since 2001) and The
                           University of Michigan (since 2000); Advisor at Credit Suisse
                           First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                           Institutional Funds (investment company) (1996-June 2004);
                           Trustee of MML Series Investment Fund (investment company)
                           (April 1989-June 2004); Member of the investment committee of
                           Hartford Hospital (2000-2003); and Advisor to Unilever
                           (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Robert J. Malone,          Director of Jones International University (educational        None             Over $100,000
Trustee since 2002         organization) (since August 2005); Chairman, Chief Executive
Age: 62                    Officer and Director of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                           (charitable organization) (since 1986); Trustee of the
                           Gallagher Family Foundation (non-profit organization) (since
                           2000); Former Chairman of U.S. Bank-Colorado (subsidiary of
                           U.S. Bancorp and formerly Colorado National Bank) (July
                           1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones
                           Knowledge, Inc. (2001-July 2004); and Director of U.S.
                           Exploration, Inc. (oil and gas exploration) (1997-February
                           2004). Oversees 37 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
F. William Marshall, Jr.,  Trustee of MassMutual Select Funds (formerly MassMutual        None             Over $100,000
Trustee since 2001         Institutional Funds) (investment company) (since 1996) and
Age: 64                    MML Series Investment Fund (investment company) (since 1996);
                           Trustee of Worchester Polytech Institute (since 1985);
                           Chairman (since 1994) of the Investment Committee of the
                           Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund)
                           (since January 1999); Chairman of SIS & Family Bank, F.S.B.
                           (formerly SIS Bank) (commercial bank) (January 1999-July
                           1999); and Executive Vice President of Peoples Heritage
                           Financial Group, Inc. (commercial bank) (January 1999-July
                           1999). Oversees 39 portfolios in the OppenheimerFunds
                           complex.*
---------------------------------------------------------------------------------------------------------------------------
* Includes two open-end investment  companies:  MassMutual Select Funds and
MML Series  Investment  Fund. In accordance with the instructions for Securities and Exchange Commission Form N-1A, for purposes of this section only, MassMutual
Select Funds and MML Series  Investment Fund are included in the "Fund Complex."
The Manager does not consider  MassMutual Select Funds and MML Series Investment
Fund to be part of the  OppenheimerFunds'  "Fund  Complex"  as that  term may be otherwise interpreted.

Mr. Murphy is an  "Interested  Trustee"  because he is affiliated  with the
Manager by virtue of his  positions  as an officer and  director of the Manager, and as a  shareholder  of its parent  company.  The address of Mr. Murphy is Two
World  Financial  Center,  225 Liberty  Street,  11th Floor,  New York, New York
10281-1008.  Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation,  retirement,  death or removal and as an officer for an  indefinite term, or until his  resignation,  retirement,  death or removal.  Mr. Murphy was elected  as a Trustee  of the Fund with the  understanding  that in the event he ceases to be the chief  executive  officer of the  Manager,  he will resign as a
Trustee of the Fund and the other Board II Funds (defined below) for which he is a director or trustee
--------------------------------------------------------------------------------------------------------------------------
                                             Interested Trustee and Officer
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held     Principal Occupation(s) During the Past 5 Years; Other          Dollar Range      Aggregate
                                                                                                           Dollar Range
                                                                                                             Of Shares
                                                                                             of Shares     Beneficially
                                                                                           Beneficially    Owned in All
with the Fund, Length of   Trusteeships/Directorships Held; Number of Portfolios in the    Owned in the     Supervised
Service, Age               Fund Complex Currently Overseen                                     Fund            Funds
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                                              As of December 31, 2006
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
John V. Murphy,            Chairman, Chief Executive Officer and Director of the Manager  None            Over $100,000
Trustee, President and     (since June 2001); President of the Manager (September
Principal Executive        2000-March 2007); President and director or trustee of other
Officer since 2001         Oppenheimer funds; President and Director of OAC and of
Age: 57                    Oppenheimer Partnership Holdings, Inc. (holding company
                           subsidiary of the Manager) (since July 2001); Director of
                           OppenheimerFunds Distributor, Inc. (subsidiary of the
                           Manager) (since November 2001); Chairman and Director of
                           Shareholder Services, Inc. and of Shareholder Financial
                           Services, Inc. (transfer agent subsidiaries of the Manager)
                           (since July 2001); President and Director of OppenheimerFunds
                           Legacy Program (charitable trust program established by the
                           Manager) (since July 2001); Director of the following
                           investment advisory subsidiaries of the Manager: OFI
                           Institutional Asset Management, Inc., Centennial Asset
                           Management Corporation, Trinity Investment Management
                           Corporation and Tremont Capital Management, Inc. (since
                           November 2001), HarbourView Asset Management Corporation and
                           OFI Private Investments, Inc. (since July 2001); President
                           (since November 2001) and Director (since July 2001) of
                           Oppenheimer Real Asset Management, Inc.; Executive Vice
                           President of Massachusetts Mutual Life Insurance Company
                           (OAC's parent company) (since February 1997); Director of DLB
                           Acquisition Corporation (holding company parent of Babson
                           Capital Management LLC) (since June 1995); Member of the
                           Investment Company Institute's Board of Governors (since
                           October 3, 2003); Chief Operating Officer of the Manager
                           (September 2000-June 2001); President and Trustee of MML
                           Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000);
                           President, Chief Executive Officer and Director of MML Bay
                           State Life Insurance Company (September 1999-August 2000);
                           Director of Emerald Isle Bancorp and Hibernia Savings Bank
                           (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                           1989-June 1998). Oversees 99 portfolios in the
                           OppenheimerFunds complex.
--------------------------------------------------------------------------------------------------------------------------

The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Bomfim,  Caan, Gord,  Manioudakis,  Swaney,  Gillespie and Zack and Ms.
Bloomberg,  Two World Financial Center,  225 Liberty Street,  New York, New York
10281-1008,  for Messrs.  Petersen,  Szilagyi,  Vandehey and Wixted and Ms.Ives,
6803 S. Tucson Way, Centennial,  Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement death or removal.

----------------------------------------------------------------------------------------------------------------------
                                             Other Officers of the Fund
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with    Principal Occupation(s) During Past 5 Years
the Fund, Length of Service,
Age
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Antulio Bomfim                 Vice President of the Manager since October 2003; Senior Economist at the Board of
Vice President and Portfolio   Governors of the Federal Reserve System from June 1992 to October 2003. A portfolio
Manager since 2003             manager of 10 portfolios in the OppenheimerFunds complex.
Age: 40
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Geoffrey Caan                  Vice President and Portfolio Manager of the Manager since August 2003; Vice President
Vice President and Portfolio   of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder
Manager since 2003             Investments (January 1999-June 2002). A portfolio manager of 10 portfolios in the
Age: 38                        OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Benjamin Gord                  Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio   Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (as of
Manager since 2002             June 2002); Executive Director and senior fixed income analyst at Miller Anderson &
Age: 44                        Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002).
                               A portfolio manager of 10 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Angelo Manioudakis             Senior Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio   Management Corporation (since April, 2002 and of OFI Institutional Asset Management,
Manager since 2002             Inc. (since June 2002); Executive Director and portfolio manager for Miller, Anderson
Age: 40                        & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
                               2002). An officer of 13 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Thomas Swaney                  Vice President of the Manager (since April 2006); senior analyst, high grade
Vice President and Portfolio   investment team (June 2002-March 2006); senior fixed income analyst at Miller
Manager since 2006             Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998-May
Age: 34                        2002). A portfolio manager of 14 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Mark S. Vandehey,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief       Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer since 2004  Corporation and Shareholder Services, Inc. (since June 1983); Vice President and
Age: 56                        Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Brian W. Wixted,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal        the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial & Accounting         Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer since 1999             Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 47                        Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc.
                               (since November 2000), and OppenheimerFunds Legacy Program (since June 2003);
                               Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since
                               March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                               Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March
                               1999). An officer of 98 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Brian Petersen,                Vice President of the Manager (since February 2007); Assistant Vice President of the
Assistant  Treasurer since     Manager (August 2002-February 2007); Manager/Financial Product Accounting of the
2004                           Manager (November 1998-July 2002). An officer of 98 portfolios in the
Age: 36                        OppenheimerFunds complex
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Brian C. Szilagyi,             Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer since 2005 Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
Age: 37                        Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual
                               Fund Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 98 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Robert G. Zack,                Executive Vice President (since January 2004) and General Counsel (since March 2002)
Vice President and Secretary   of the Manager; General Counsel and Director of the Distributor (since December
since 2001                     2001); General Counsel of Centennial Asset Management Corporation (since December
Age: 58                        2001); Senior Vice President and General Counsel of HarbourView Asset Management
                               Corporation (since December 2001); Secretary and General Counsel of OAC (since
                               November 2001); Assistant Secretary (since September 1997) and Director (since
                               November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                               President and Director of Oppenheimer Partnership Holdings, Inc. (since December
                               2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001);
                               Senior Vice President, General Counsel and Director of Shareholder Financial
                               Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                               President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                               Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                               Program (since June 2003); Senior Vice President and General Counsel of OFI
                               Institutional Asset Management, Inc. (since November 2001); Director of
                               OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                               Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary
                               of the following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                               Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                               International Ltd. (September 1997-November 2001). An officer of 98 portfolios in the
                               OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Lisa I. Bloomberg,             Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary since 2004 President (April 2001-April 2004), Associate General Counsel (December 2000-April
Age: 39                        2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
                               (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                               Incorporated). An officer of 98 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Kathleen T. Ives,
Assistant Secretary since 2001 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Age: 41                        October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
                               (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
                               Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                               Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                               Assistant Counsel of the Manager (August 1994-October 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Phillip S. Gillespie,          Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary since 2004 2004); First Vice President (2000-September 2004), Director (2000-September 2004) and
Age: 43                        Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 98 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------------------------------------------

     |X|  Remuneration  of the  Officers  and  Trustees.  The  officers  and the interested Trustee of the Fund, who are affiliated with the Manager,  receive no salary or fee from the Fund. The Independent  Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended December 31, 2006. The total  compensation,  including accrued retirement  benefits,  from the Fund and fund  complex  represents  compensation  received  for  serving as a Trustee and member of a committee (if  applicable) of the Boards of the Fund and other funds in the  OppenheimerFunds  complex  during the calendar  year ended  December 31,
2006.

------------------------------------------------------------------------------------------------------------
Name of Trustee and Other Fund Position(s)  Aggregate Compensation From the   Total Compensation From the
                                                                                Fund and Fund Complex(2)
                                               Fund(1) Fiscal year ended               Year ended
(as applicable)                                    December 31, 2006               December 31, 2006
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
William L. Armstrong                                     $3,668                         $214,504
Chairman of the Board and
Governance Committee Member
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Robert G. Avis                                           $2,445                         $143,000
Review Committee Member
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
George C. Bowen                                          $2,445                         $143,000
Audit Committee Member
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Edward L. Cameron                                        $2,934                         $171,600
Audit Committee Chairman
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Jon S. Fossel                                            $2,631                         $154,174
Review Committee Member
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Sam Freedman                                             $2,445                         $143,000
Review Committee Chairman
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Beverly Hamilton                                       $2,445(3)                        $143,000
Review Committee Member and
Governance Committee Member
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Robert J. Malone                                       $2,812(4)                        $164,452
Governance Committee Chairman and
Audit Committee Member
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit Committee Member and Governance                    $2,445                       $205,500(5)
Committee Member
------------------------------------------------------------------------------------------------------------

     1.  "Aggregate  Compensation  From the  Fund"  includes  fees and  deferred compensation, if any.

     2. In accordance with SEC  regulations,  for purposes of this section only,
"Fund Complex"  includes the  Oppenheimer  funds,  the MassMutual  Institutional
Funds,  the  MassMutual  Select Funds and the MML Series  Investment  Fund,  the
investment  adviser  for which is the  indirect  parent  company  of the  Fund's
Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual
Premier   International  Equity  Fund,  MassMutual  Premier  Main  Street  Fund,
MassMutual   Premier   Strategic   Income  Fund,   MassMutual   Premier  Capital
Appreciation  Fund,  and  MassMutual  Premier  Global Fund. The Manager does not consider MassMutual  Institutional Funds, MassMutual Select Funds and MML Series
Investment Fund to be part of the OppenheimerFunds'  "Fund Complex" as that term may be otherwise interpreted.

     3.  Includes   $2,445   deferred  by  Ms.   Hamilton  under  the  "Deferred
Compensation Plan" described below.

     4. Mr. Malone cancelled the Deferred Compensation Plan effective January 1,
2006.

     5.  Includes  $62,500  compensation  paid to Mr.  Marshall for serving as a
Trustee for MassMutual Select Funds and MML Series Investment Fund.

     |X|  Deferred  Compensation  Plan For  Trustees.  The Board of Trustees has
adopted a Deferred  Compensation Plan for Independent Trustees that enables them to elect to defer  receipt  of all or a  portion  of the  annual  fees  they are entitled to receive from the Fund. Under the plan, the compensation  deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid to the  Trustee  under the plan will be  determined  based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any Trustee.  Pursuant to an Order issued by the Securities and
Exchange  Commission,  the Fund may invest in the funds selected by the Trustees under  the  plan  without  shareholder  approval  for  the  limited  purpose  of determining the value of the Trustees' deferred compensation account.

     |X| Major Shareholders.  As of March 30, 2007, the only persons or entities who owned of record or were known by the Fund to own  beneficially 5% or more of any class of the Fund's outstanding shares were:

     New Mexico Savings Plan - SE, Conservative  Portfolio,  Attn: Amy Sullivan,
P.O. Box 5270,  Denver, CO 80217-5270 which owned  5,607,695.821  Class A shares
(7.93% of the Class A shares then outstanding).

     MLPF&S,   Attn:   Fund  Admn,   4800  Deer  Lake  Drive  E.,  Floor  3,
Jacksonville,  FL  32246-6484  which owned  3,618,326.005  of the Class A shares
(5.12% of the Class A shares then outstanding).

     MLPF&S,   Attn:   Fund  Admn,   4800  Deer  Lake  Drive  E.,  Floor  3,
Jacksonville,  FL  32246-6484  which owned  1,239,074.292  of the Class C shares
(7.88% of the Class C shares then outstanding).

     MLPF&S,   Attn:   Fund  Admn,   4800  Deer  Lake  Drive  E.,  Floor  3,
Jacksonville,  FL  32246-6484  which owned  1,371,015.501  of the Class N shares
(22.02% of the Class N shares then outstanding).

     Orchard  Trust Company LLC, 8515 E. Orchard  Road,  Greenwood  Village,  CO
80111-500 which owned  627,590.276  Class N shares (10.08% of the Class N shares then outstanding).

     Oppenheimer  Portfolio Series,  Active  Allocation,  Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924 which owned 19,289,176.582
Class Y shares (38.35% of the Class Y shares then outstanding).

     Oppenheimer  Portfolio Series,  Moderate  Investor,  Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924 which owned 13,145,990.309
Class Y shares (26.14% of the Class Y shares then outstanding).

     Oppenheimer Portfolio Series,  Conservator Investor, Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial,  CO 80112-3924 which owned 7,419,004.043
Class Y shares (14.75% of the Class Y shares then outstanding).

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

     |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

     |X| Portfolio  Proxy Voting.  The Fund has adopted  Portfolio  Proxy Voting
Policies and Procedures,  which include Proxy Voting Guidelines, under which the
Fund votes proxies  relating to  securities  ("portfolio  proxies")  held by the
Fund.  The  Fund's  primary  consideration  in voting  portfolio  proxies is the financial  interests of the Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote  portfolio  proxies in accordance with  the  Fund's  Proxy  Voting  Guidelines  and to  maintain  records  of such portfolio  proxy voting.  The  Portfolio  Proxy Voting  Policies and  Procedures
include  provisions to address  conflicts of interest that may arise between the
Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager an affiliate of the  Manager  manages  or  administers  the  assets of a  pension  plan or other investment  account of the portfolio  company  soliciting  the proxy or seeks to serve in that capacity.  The Manager and its affiliates  generally seek to avoid such conflicts by maintaining  separate  investment decision making processes to prevent the sharing of business  objectives  with  respect to proposed or actual actions regarding  portfolio proxy voting decisions.  Additionally,  the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically  addressed in the Proxy Voting Guidelines,  the Manager will vote the portfolio  proxy in accordance  with the Proxy Voting  Guidelines, provided  that they do not provide  discretion  to the Manager on how to vote on the matter; and (2) if such proposal is not specifically  addressed in the Proxy
Voting  Guidelines  or the Proxy Voting  Guidelines  provide  discretion  to the
Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's  general  recommended  guidelines on the proposal  provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides  an  appropriate  voting  recommendation,  the  Manager  may  retain an independent  fiduciary  to advise the Manager on how to vote the proposal or may abstain from voting.  The Proxy Voting  Guidelines'  provisions  with respect to certain routine and non-routine proxy proposals are summarized below:

     o The  Fund  generally  votes  with  the  recommendation  of  the  issuer's management  on  routine  matters,  including  ratification  of  the  independent registered public accounting firm, unless circumstances indicate otherwise.

     o The Fund  evaluates  nominees for director  nominated by  management on a case-by-case basis, examining the following factors,  among others:  Composition of the board and key board committees,  attendance at board meetings,  corporate governance  provisions and takeover activity,  long-term company performance and the nominee's investment in the company.

     o In general,  the Fund opposes  anti-takeover  proposals  and supports the elimination,  or the  ability of  shareholders  to vote on the  preservation  or elimination, of anti-takeover proposals, absent unusual circumstances.

     o The Fund supports  shareholder  proposals to reduce a super-majority vote requirement,  and opposes  management  proposals  to add a  super-majority  vote requirement.

     o The Fund opposes proposals to classify the board of directors.

     o The Fund supports proposals to eliminate cumulative voting.

     o  The  Fund  opposes  re-pricing  of  stock  options  without  shareholder approval.

     o The Fund generally  considers  executive  compensation  questions such as stock option plans and bonus plans to be ordinary  business  activity.  The Fund analyzes  stock option  plans,  paying  particular  attention to their  dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

     The Fund is  required to file Form N-PX,  with its  complete  proxy  voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at  1.800.525.7048  and (ii) on the Securities and
Exchange Commission's website at www.sec.gov.

     |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are  principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years were:

Fiscal Year ended 12/31:       Management Fees Paid to OppenheimerFunds, Inc.

     2004                                                 $3,796,106

     2005                                                 $4,290,641

     2006                                                 $5,649,818

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager  is not  liable  for any  loss  the  Fund  sustains  in connection with matters to which the agreement relates.

     The  agreement  permits  the Manager to act as  investment  adviser for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

     Until  March 1991,  Massachusetts  Mutual  Life  Insurance  Company was the
Fund's  investment  advisor.  The Manager became the Fund's  investment  advisor
March 28, 1991, and the Manager engaged MassMutual as sub-advisor from March 28,
1991 until July 10, 1995.

     Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals comprised of Angelo Manioudakis,  Benjamin J. Gord, Geoffrey Caan,
Antulio  N.  Bomfim and  Thomas  Swaney  (each is  referred  to as a  "portfolio manager" and collectively they are referred to as the "portfolio  managers") who are responsible for the day-to-day management of the Fund's investments.

     Other   Accounts   Managed.   In  addition  to  managing  the   Portfolios'
investments,  the portfolio managers also manage other investment portfolios and
accounts.   The  following  table  provides  information   regarding  the  other
portfolios  and accounts  managed by the  portfolio  managers as of December 31,
2006. No account has a performance-based advisory fee:

Portfolio Manager      Registered  Total Assets   Other Pooled   Total Assets   Other       Total Assets
                                        in                         in Other
                                    Registered                      Pooled
                       Investment   Investment     Investment     Investment                  in Other
                       Companies     Companies      Vehicles       Vehicles     Accounts      Accounts
                        Managed     Managed(1)      Managed       Managed(1)     Managed    Managed(1,2)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Angelo Manioudakis         17        $11,531.1         6            $194.8          1          $39.5
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Benjamin J. Gord           14        $11,019.6         6            $194.8          1          $39.5
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Geoffrey Caan              14        $11,019.6         6            $194.8          1          $39.5
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Antulio Bomfim             14        $11,019.6         6            $194.8          1          $39.5
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Thomas Swaney              14        $11,019.6         6            $194.8          1          $39.5
----------------------------------------------------------------------------------------------------------
1.  In millions.
2.  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

     As indicated above, each of the Portfolio Managers also manages other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment  strategies of the  other  fund or  account  are the same as, or  different  from,  the  Fund's investment objectives and strategies. For example the Portfolio Manager may need to  allocate  investment  opportunities  between  the Fund and  another  fund or account  having  similar  objectives  or  strategies,  or he may need to execute transactions  for another fund or account  that could have a negative  impact on the value of securities held by the Fund. Not all funds and accounts  advised by the Manager have the same  management  fee. If the  management  fee structure of another  fund or  account  is more  advantageous  to the  Manager  than  the fee structure  of the Fund,  the Manager  could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize  the  Manager's  fiduciary  obligations  to treat all of its  clients, including  the Fund,  fairly and  equitably,  and are  designed to preclude  the
Portfolio  Managers from favoring one client over  another.  It is possible,  of course,  that those compliance  procedures and the Code of Ethics may not always be adequate to do so. At different  times,  one or more of the Fund's  Portfolio
Managers  may manage  other funds or accounts  with  investment  objectives  and strategies  that are  similar  to  those of the  Fund,  or may  manage  funds or accounts with investment objectives and strategies that are different from those of the Fund.

     Compensation of the Portfolio  Managers.  The Fund's Portfolio Managers are
employed and  compensated  by the  Manager,  not the Fund.  Under the  Manager's
compensation  program for its portfolio managers and portfolio  analysts,  their compensation  is based  primarily on the investment  performance  results of the funds and accounts  they  manage,  rather than on the  financial  success of the
Manager.  This is  intended  to align  the  portfolio  managers'  and  analysts'
interests  with the success of the funds and accounts and their  investors.  The
Manager's  compensation  structure  is  designed  to attract  and retain  highly qualified investment management  professionals and to reward individual and team contributions  toward creating  shareholder value. As of December 31, 2006, each
Portfolio Manager's  compensation  consisted primarily of three elements: a base salary,  an  annual  discretionary  bonus  and  eligibility  to  participate  in long-term  awards of  options  and  appreciation  rights in regard to the common stock of the Manager's  holding company parent.  Senior  portfolio  managers may also be eligible to participate in the Manager's deferred compensation plan.

     The base pay component of each portfolio  manager is reviewed  regularly to ensure that it reflects the performance of the individual,  is commensurate with the requirements of the particular  portfolio,  reflects any specific competence or specialty of the individual manager, and is competitive with other comparable
positions,   to  help  the  Manager  attract  and  retain  talent.   The  annual
discretionary  bonus is  determined  by senior  management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five  years,  measured  against an  appropriate  benchmark  selected by management.  The  Lipper  benchmark  with  respect  to  the  Fund  is  Lipper  -
Intermediate  Investment  Grade Debt Funds.  Other  factors  include  management quality (such as style  consistency,  risk  management,  sector  coverage,  team leadership and coaching) and organizational development. The Portfolio Managers'
compensation  is not based on the total  value of the Fund's  portfolio  assets, although the Fund's  investment  performance  may  increase  those  assets.  The compensation  structure is also intended to serve to reduce potential  conflicts of  interest  between  the Fund and other  funds  and  accounts  managed  by the
Portfolio Managers.  The compensation  structure of the other funds and accounts managed by the Portfolio  Managers is the same as the compensation  structure of the Fund, described above.

     Ownership of Fund Shares.  As of December 31, 2006, the Portfolio  Managers
beneficially owned shares of the Fund as follows:

        Portfolio Manager                  Range of Shares Beneficially
                                            Owned in the Fund

        Angelo Manioudakis                    $1-$10,000

        Benjamin J. Gord                      $100,001-$500,000

        Geoffrey Caan                         $1-$10,000

        Antulio N. Bomfim                     $10,001-$50,000

        Thomas Swaney                         $1-$10,000

Brokerage Policies of the Fund

     Brokerage  Provisions  of the  Investment  Advisory  Agreement.  One of the
duties of the Manager under the investment  advisory agreement is to arrange the portfolio  transactions for the Fund. The advisory agreement contains provisions relating to the  employment  of  broker-dealers  to effect the Fund's  portfolio transactions.  The Manager is  authorized  by the  advisory  agreement to employ broker-dealers,  including  "affiliated brokers," as that term is defined in the
Investment  Company Act, that the Manager thinks,  in its best judgment based on all  relevant  factors,  will  implement  the policy of the Fund to  obtain,  at reasonable expense,  the "best execution" of the Fund's portfolio  transactions.
"Best execution" means prompt and reliable execution at the most favorable price obtainable  for the services  provided.  The Manager  need not seek  competitive commission bidding.  However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions  paid to the extent  consistent with the  interests  and  policies  of the Fund as  established  by its Board of
Trustees.

     Under the investment  advisory  agreement,  in choosing  brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than affiliates)  that provide both brokerage and research  services to the Fund. The commissions  paid to those brokers may be higher than another  qualified  broker would  charge,  if  the  Manager  makes  a good  faith  determination  that  the commission is fair and reasonable in relation to the services provided.

     Brokerage  Practices  Followed  by  the  Manager.   The  Manager  allocates
brokerage  for the Fund subject to the  provisions  of the  investment  advisory agreement and other applicable rules and procedures described below.

     The   Manager's   portfolio   traders   allocate   brokerage   based   upon
recommendations  from  the  Manager's  portfolio  managers,  together  with  the portfolio  traders'  judgment as to the  execution  capability  of the broker or dealer. In certain  instances,  portfolio managers may directly place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices.  The Fund  usually  deals  directly  with the selling or  purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained  by using the  services  of a broker.  Therefore,  the Fund does not
incur  substantial   brokerage  costs.   Portfolio   securities  purchased  from
underwriters  include  a  commission  or  concession  paid by the  issuer to the underwriter in the price of the security.  Portfolio  securities  purchased from dealers  include  a  spread  between  the  bid and  asked  price.  In an  option transaction,  the Fund  ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

     Other accounts  advised by the Manager have investment  policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund,  which  could  affect  the  supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer,  the transactions  under those combined  orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the
Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts  managed by the Manager or its affiliates.  The transactions  under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Rule  12b-1  under  the  Investment  Company  Act  prohibits  any fund from compensating  a broker or dealer for  promoting or selling the fund's  shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2)  directing  any other  remuneration  to that  broker or  dealer,  such as commissions,  mark-ups,  mark  downs or other  fees  from the  fund's  portfolio transactions,  that were  effected  by another  broker or dealer  (these  latter arrangements  are considered to be a type of "step-out"  transaction).  In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

     However,  the Rule permits funds to effect brokerage  transactions  through firms that also sell fund shares,  provided that certain  procedures are adopted to prevent a quid pro quo with respect to portfolio  brokerage  allocations.  As permitted by the Rule, the Manager has adopted  procedures (and the Fund's Board of  Trustees  has  approved  those  procedures)  that  permit the Fund to direct portfolio  securities  transactions  to brokers or dealers  that also promote or sell  shares  of the  Fund,  subject  to  the  "best  execution"  considerations discussed  above.  Those  procedures are designed to prevent:  (1) the Manager's personnel who effect the Fund's portfolio  transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the
Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor
from entering into agreements or understandings  under which the Manager directs or is expected to direct the Fund's brokerage directly,  or through a "step-out"
arrangement,  to any  broker or  dealer in  consideration  of that  broker's  or dealer's  promotion  or sale of the  Fund's  shares or the  shares of any of the other Oppenheimer funds.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other  accounts  advised by the  Manager or its  affiliates.  Investment  research  may be  supplied  to the
Manager by the broker or by a third party at the  instance  of a broker  through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market quotations for portfolio evaluations,  analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although  the Manager  currently  does not do so, the Board of Trustees may permit the Manager to use stated  commissions on secondary  fixed-income  agency trades to obtain research if the broker  represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated  commission,  and (iii) the trade is not a riskless principal  transaction.  The Board of Trustees may also permit the Manager to use commissions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

     The research  services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and  comparisons  for  consideration,  and helps the  Manager  to obtain  market information  for the valuation of securities  that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the  commissions  paid to brokers  furnishing  such services, together with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.

     During the fiscal years ended  December 31, 2004,  2005 and 2006,  the Fund paid the total brokerage  commissions  indicated in the chart below.  During the fiscal year ended December 31, 2006,  the Fund did not execute any  transactions through or pay any commissions to firms that provide research services.

Fiscal Year Ended 12/31          Total Brokerage Commissions Paid by the Fund*

        2004                                           $85,935

        2005                                             N/A

        2006                                             N/A

     * Amounts do not include  spreads or commissions on principal  transactions on a net trade basis.

Distribution and Service Plans

     The Distributor.  Under its General Distributor's  Agreement with the Fund, the  Distributor  acts as the Fund's  principal  underwriter  in the  continuous public  offering  of the Fund's  classes of shares.  The  Distributor  bears the expenses normally  attributable to sales,  including advertising and the cost of printing  and  mailing  prospectuses,  other than those  furnished  to  existing shareholders.  The  Distributor  is not  obligated to sell a specific  number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares and the contingent  deferred  sales charges  retained by the  Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

---------------------------------------------------------
Fiscal Year   Aggregate Front-End    Class A Front-End
                                       Sales Charges
Ended 12/31:   Sales Charges on         Retained by
                Class A Shares        Distributor(1)
---------------------------------------------------------
---------------------------------------------------------
    2004          $1,102,190             $399,216
---------------------------------------------------------
---------------------------------------------------------
    2005          $1,686,240             $525,061
---------------------------------------------------------
---------------------------------------------------------
    2006          $1,912,538             $578,248
---------------------------------------------------------

1. Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

------------------------------------------------------------------------------------------------------
Fiscal Year  Concessions on Class  Concessions on Class  Concessions on Class   Concessions on Class
Ended 12/31: A Shares Advanced by  B Shares Advanced by  C Shares Advanced by   N Shares Advanced by
                Distributor(1)        Distributor(1)        Distributor(1)         Distributor(1)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    2004           $107,045              $502,881              $149,529               $96,389
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    2005           $115,061              $449,283              $241,862               $71,991
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    2006           $167,456              $360,917              $180,306               $32,548
------------------------------------------------------------------------------------------------------
 1. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B Class C and Class N shares from its own resources at the time of sale.

-------------------------------------------------------------------------------------------------------
Fiscal Year   Class A Contingent    Class B Contingent     Class C Contingent     Class N Contingent
                Deferred Sales        Deferred Sales                                Deferred Sales
Ended 12/31:  Charges Retained by   Charges Retained by  Deferred Sales Charges   Charges Retained by
                  Distributor           Distributor      Retained by Distributor      Distributor
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
    2004            $5,067               $600,703                $15,640                $26,286
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
    2005            $1,136               $418,007                $17,923                $19,749
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
    2006            $7,802               $332,533                $16,575                $5,807
-------------------------------------------------------------------------------------------------------

     Distribution  and Service  Plans.  The Fund has adopted a Service  Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and Class
N shares under Rule 12b-1 of the  Investment  Company Act. Under those plans the
Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of  the  shares  of  the particular  class.  Each  plan  has  been  approved  by a vote of the  Board  of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans,  the  Manager  and the  Distributor  may make  payments to affiliates.  In their  sole  discretion,  they may also  from  time to time make substantial  payments  from their own  resources,  which include the profits the
Manager  derives from the advisory fees it receives from the Fund, to compensate brokers, dealers,  financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as
"revenue   sharing,"  may  relate  to  the  Fund's   inclusion  on  a  financial
intermediary's preferred list of funds offered to its clients.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A plan that would materially  increase payments under the plan.  That approval  must be by a majority of the shares of each class,  voting separately by class.

     While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any period in which the  aggregate  net asset  value of all Fund  shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.

     |X| Class A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently  uses the fees it receives  from the Fund to pay brokers, dealers and other  financial  institutions  (referred  to as  "recipients")  for personal  services  and  account  maintenance  services  they  provide for their customers who hold Class A shares. The services include, among others, answering customer  inquiries about the Fund,  assisting in  establishing  and maintaining accounts in the Fund, making the Fund's investment plans available and providing other  services  at the  request  of the Fund or the  Distributor.  The  Class A service plan permits  reimbursements to the Distributor at a rate of up to 0.25%
of average annual net assets of Class A shares.  The Distributor  makes payments to recipients  periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the  recipients or their customers.

     The  Distributor  does not  receive  or retain the  service  fee on Class A
shares  in  accounts  for  which  the   Distributor   has  been  listed  as  the
broker-dealer of record.  While the plan permits the Board to authorize payments to the  Distributor  to reimburse  itself for services under the plan, the Board has not yet done so,  except in the case of shares  purchased  prior to March 1,
2007 with respect to certain group retirement plans that were established  prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the
Distributor  paid the 0.25% service fee for  grandfathered  retirement  plans in advance for the first year and retained the first year's service fee paid by the
Fund with respect to those  shares.  After the shares were held for a year,  the
Distributor  paid the ongoing  service fees to recipients  on a periodic  basis.
Such  shares  are  subject to a  contingent  deferred  sales  charge if they are redeemed  within  18  months.  If Class A shares  purchased  in a  grandfathered retirement  plan prior to March 1, 2007 are redeemed within the first year after their  purchase,  the  recipient  of the  service  fees on those  shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007,  the  Distributor  does not make any payment in advance and does not retain the service fee for the first year.  Such shares are not subject to the contingent deferred sales charge.

     For the fiscal year ended December 31, 2006 payments under the Class A plan totaled  $1,357,304,  of which $2,968 was retained by the Distributor  under the arrangement described above,  regarding  grandfathered  retirement accounts, and included $135,911 paid to an affiliate of the Distributor's  parent company. Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use  payments  received  under  the  Class  A plan  to pay  any of its  interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     |X| Class B, Class C and Class N Distribution  and Service Plan Fees. Under
each plan,  distribution and service fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day  during  the  period.  Each plan  provides  for the
Distributor  to  be  compensated  at a  flat  rate,  whether  the  Distributor's distribution  expenses  are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients  provide  are  similar  to the  services  provided  under the Class A service plan, described above.

     Each plan  permits the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay  recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to  recipients  in advance for the first year after Class B,
Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  periodically on those shares. The advance payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for the  advance  service  fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.
Class B,  Class C or  Class N  shares  may not be  purchased  by a new  investor
directly  from  the  Distributor   without  the  investor   designating  another
registered   broker-dealer.   If  a  current  investor  no  longer  has  another
broker-dealer   of  record  for  an  existing   account,   the   Distributor  is
automatically  designated  as the  broker-dealer  of record,  but solely for the purpose of acting as the  investor's  agent to  purchase  the  shares.  In those cases,  the Distributor  retains the  asset-based  sales charge paid on Class B,
Class C and Class N  shares,  but does not  retain  any  service  fees as to the assets represented by that account.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service  fees  increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based sales charge to the dealer  periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The  asset-based  sales charge on Class B, Class C and Class N shares allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charge  to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition  that the  Distributor:  o pays sales  concessions to authorized  brokers  and  dealers at the time of sale and pays  service  fees as described above, o may finance payment of sales  concessions  and/or the advance of the service fee payment to  recipients  under the plans,  or may provide such financing  from its own  resources  or from the  resources  of an  affiliate,  o employs  personnel  to  support  distribution  of Class B,  Class C and  Class N shares,  o bears the costs of sales  literature,  advertising  and  prospectuses
(other  than those  furnished  to  current  shareholders)  and state  "blue sky"
registration fees and certain other distribution  expenses, o may not be able to adequately  compensate  dealers  that sell  Class B,  Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such  Classes for sale  absent the plans,  o receives  payments  under the plans consistent  with the service fees and  asset-based  sales  charges paid by other non-proprietary  funds that charge 12b-1 fees, o may use the payments  under the plan to include the Fund in various third-party  distribution  programs that may increase sales of Fund shares, o may experience increased difficulty selling the
Fund's  shares  if  payments  under  the  plan  are  discontinued  because  most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

     o may not be able to continue  providing,  at the same or at a lesser cost, the same quality  distribution  sales  efforts and  services,  or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives  from the  contingent  deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees  may allow the Fund to continue  payments of the  asset-based  sales
charge  to  the  Distributor  for  distributing   shares  before  the  plan  was
terminated.

-----------------------------------------------------------------------------------------------------------
    Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended December 31, 2006
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     Class:       Total Payments Under    Amount Retained by       Distributor's         Distributor's
                                                                     Aggregate           Unreimbursed
                                                                   Unreimbursed      Expenses as % of Net
                          Plan               Distributor        Expenses Under Plan     Assets of Class
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class B Plan           $1,181,684            $916,727(1)            $2,540,981               2.19%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class C Plan           $1,264,509            $265,487(2)            $2,472,256               1.65%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class N Plan            $233,059              $96,365(3)             $889,782                1.53%
-----------------------------------------------------------------------------------------------------------
1.    Includes $18,653 paid to an affiliate of the Distributor's parent company.
2.    Includes $58,072 paid to an affiliate of the Distributor's parent company.
3.    Includes $10,059 paid to an affiliate of the Distributor's parent company.

     All payments under the plans are subject to the limitations  imposed by the
Conduct Rules of the NASD on payments of  asset-based  sales charges and service fees.

Payments to Fund Intermediaries

     Financial  intermediaries  may receive  various  forms of  compensation  or reimbursement  from the Fund in the form of 12b-1 plan  payments as described in the preceding section of this SAI. They may also receive payments or concessions from the  Distributor,  derived  from sales  charges  paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or  the  Distributor  (including  their  affiliates)  may make  payments  to financial intermediaries in connection with their offering and selling shares of the Fund  and  other  Oppenheimer  funds,  providing  marketing  or  promotional support,  transaction  processing  and/or  administrative  services.  Among  the financial intermediaries that may receive these payments are brokers and dealers
who  sell  and/or  hold  shares  of  the  Fund,   banks  (including  bank  trust
departments),  registered investment advisers,  insurance companies,  retirement plan and qualified tuition program  administrators,  third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor.  The payments to intermediaries vary by the types of product  sold,  the  features of the Fund share class and the role played by the intermediary.

     Possible  types of payments to financial  intermediaries  include,  without limitation, those discussed below.

     o Payments made by the Fund, or by an investor  buying or selling shares of the Fund may include:

     o  depending  on the share  class  that the  investor  selects,  contingent deferred sales charges or initial  front-end sales charges,  all or a portion of which  front-end  sales  charges are  payable by the  Distributor  to  financial intermediaries (see "About Your Account" in the Prospectus);

     o ongoing  asset-based  payments  attributable to the share class selected, including  fees  payable  under the Fund's  distribution  and/or  service  plans adopted under Rule 12b-1 under the  Investment  Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates
(see "About the Fund -- Distribution and Service Plans" above);

     o  shareholder   servicing  payments  for  providing  omnibus   accounting,
recordkeeping,  networking,  sub-transfer  agency  or  other  administrative  or shareholder  services,  including  retirement  plan and 529 plan  administrative services fees,  which are paid from the assets of a Fund as reimbursement to the
Manager or Distributor for expenses they incur on behalf of the Fund.

     o Payments  made by the  Manager  or  Distributor  out of their  respective resources  and assets,  which may  include  profits  the  Manager  derives  from investment  advisory  fees  paid by the  Fund.  These  payments  are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

     o These types of payments may reflect  compensation for marketing  support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

     o The Manager and Distributor  each may also pay other  compensation to the extent the payment is not  prohibited by law or by any  self-regulatory  agency, such as the NASD.  Payments are made based on the guidelines  established by the
Manager and Distributor, subject to applicable law.

     These  payments may provide an incentive  to  financial  intermediaries  to actively  market or promote the sale of shares of the Fund or other  Oppenheimer funds, or to support the marketing or promotional  efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition,  some types of payments may provide a financial  intermediary with an incentive to recommend the Fund or a particular share class. Financial  intermediaries may earn profits on these  payments,  since the  amount of the  payment  may  exceed  the cost of providing  the service.  Certain of these  payments  are subject to  limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's  Prospectus and this SAI. You should ask your financial  intermediary for information  about any payments it receives from the
Fund, the Manager or the  Distributor  and any services it provides,  as well as the fees and commissions it charges.

     Although  brokers or dealers that sell Fund shares may also act as a broker or dealer in connection  with the execution of the purchase or sale of portfolio securities by the Fund or other  Oppenheimer  funds, a financial  intermediary's sales  of  shares  of  the  Fund  or  such  other  Oppenheimer  funds  is  not a consideration  for the  Manager  when  choosing  brokers  or  dealers  to effect portfolio transactions for the Fund or such other Oppenheimer funds.

     Revenue  sharing  payments  can  pay  for   distribution-related  or  asset
retention items including, without limitation,

     o  transactional  support,  one-time  charges for setting up access for the
Fund or other  Oppenheimer funds on particular  trading systems,  and paying the intermediary's networking fees;

     o program  support,  such as expenses  related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs,  fund  "supermarkets",  bank or trust  company  products or  insurance companies' variable annuity or variable life insurance products;

     o  placement  on  the  dealer's   list  of  offered   funds  and  providing
representatives  of the  Distributor  with access to a financial  intermediary's sales meetings, sales representatives and management representatives.

     Additionally,  the  Manager  or  Distributor  may  make  payments  for firm support,  such as business  planning  assistance,  advertising,  and educating a financial  intermediary's  sales  personnel  about  the  Oppenheimer  funds  and shareholder financial planning needs.

     For  the  year  ended   December  31,   2006,   the   following   financial
intermediaries that are broker-dealers offering shares of the Oppenheimer funds,
and/or  their  respective  affiliates,   received  revenue  sharing  or  similar
distribution-related  payments from the Manager or Distributor  for marketing or program support:

 1st Global Capital Co.                             Advantage Capital Corporation / FSC
  Aegon                                             Aetna Life Ins & Annuity Co.
  AG Edwards                                        AIG Financial Advisors
  AIG Life                                          Allianz Life Insurance Company
  Allstate Life                                     American Enterprise Life Insurance
  American General Annuity                          American Portfolios
  Ameriprise                                        Ameritas
  Annuity Investors Life                            Associated Securities
  AXA Advisors                                      AXA Equitable Life Insurance
  Banc One Securities Corporation                   BNY Investment Center
  Cadaret Grant & Co, Inc.                          Chase Investment Services
  Citicorp Investment Services, Inc.                Citigroup Global Markets Inc (SSB)
  CitiStreet                                        Citizen's Bank of Rhode Island
  Columbus Life                                     Commonwealth Financial Network
  CUNA Brokerage Services, Inc.                     CUSO Financial Services, L.P.
  Edward D Jones & Co.                              Federal Kemper
  Financial Network (ING)                           GE Financial Assurance
  GE Life & Annuity                                 Genworth Financial
  GlenBrook Life and Annuity Co.                    Great West Life
  Hartford Life Insurance Co.                       HD Vest Investment Services
  Hewitt Associates                                 IFMG Securities, Inc.
  ING Financial Advisers                            ING Financial Partners
  Jefferson Pilot Securities Co.                    Kemper Investors Life Insurance Co.
  Legend Equities Co.                               Legg Mason Wood Walker
  Lincoln Benefit National Life                     Lincoln Financial
  Lincoln Investment Planning, Inc.                 Linsco Private Ledger Financial
  Mass Mutual                                       McDonald Investments, Inc.
  Merrill Lynch                                     Minnesota Life
  Mony Life                                         Morgan Stanley Dean Witter
  Multifinancial (ING)                              Mutual Service Co.
  National Planning Co.                             Nationwide
  NFP                                               Park Avenue Securities LLC
  PFS Investments, Inc.                             Phoenix Life Insurance Co.
  Plan Member Securities                            Prime Capital Services, Inc.
  Primevest Financial Services, Inc.                Protective Life Insurance Co.
  Provident Mutual Life & Annuity                   Prudential
  Raymond James & Associates, Inc.                  RBC Daine Rauscher
  Royal Alliance                                    Securities America, Inc.
  Security Benefit                                  Security First-Metlife
  Signator Investments                              Sun Life Insurance Co.
  Sun Trust Securities, Inc.                        Thrivent Financial
  Travelers Life & Annuity Co.                      UBS Financial Services, Inc.
  Union Central                                     United Planners
  Wachovia                                          Walnut Street Securities (Met Life)
  Waterstone Financial Group                        Wells Fargo

     For the year ended  December 31, 2006, the following  firms,  which in some cases are broker-dealers,  received payments from the Manager or Distributor for
administrative   or  other  services   provided   (other  than  revenue  sharing
arrangements), as described above:

 1st Global Capital Co.                            A G Edwards
 ACS HR Solutions                                  ADP
 AETNA Life Ins & Annuity Co.                      Alliance Benefit Group
 American Enterprise Investments                   American Express Retirement Service
 American Funds (Fascorp)                          American United Life Insurance Co.
 Ameriprise                                        Ameritrade, Inc.
 AMG Administrative Management Group               AST (American Stock & Transfer)
 AXA Advisors                                      Baden Retirement
 BCG - New                                         BCG (Programs for Benefit Plans)
 Bear Stearns Securities Co.                       Benefit Administration, Inc.(WA)
 Benefit Administration, Inc.(WIS)                 Benefit Plans Administration
 Benetech, Inc.                                    Bisys
 Boston Financial Data Services                    Ceridian
 Charles Schwab & Co, Inc.                         Citigroup Global Markets Inc (SSB)
 CitiStreet                                        City National Investments
 Clark Consulting                                  CPI
 DA Davidson & Co.                                 Daily Access. Com, Inc.
 Davenport & Co, LLC                               David Lerner Associates
 Digital Retirement Solutions                      DR, Inc.
 Dyatech                                           E*Trade Clearing LLC
 Edgewood                                          Edward D Jones & Co.
 Equitable Life / AXA                              ERISA Administrative Svcs, Inc
 ExpertPlan.com                                    FAS Co. (FASCore/RK Pro)
 FBD Consulting                                    Ferris Baker Watts, Inc.
 Fidelity                                          First Clearing LLC
 First Southwest Co.                               First Trust - Datalynx
 First Trust Corp                                  Franklin Templeton
 Geller Group                                      Great West Life
 H&R Block Financial Advisors, Inc.                Hartford Life Insurance Co.
 HD Vest Investment Services                       Hewitt Associates
 HSBC Brokerage USA, Inc.                          ICMA - RC Services
 Independent Plan Coordinators                     Ingham Group
 Interactive Retirement Systems                    Invesmart
 Janney Montgomery Scott, Inc.                     JJB Hillard W L Lyons, Inc.
 John Hancock                                      JP Morgan
 July Business Services                            Kaufman & Goble
 Legend Equities Co.                               Legg Mason Wood Walker
 Lehman Brothers, Inc.                             Liberty-Columbia 529 Program
 Lincoln Investment Planning, Inc.                 Lincoln National Life Insurance Co.
 Linsco Private Ledger Financial                   MassMutual
 Matrix Settlement & Clearance Services            McDonald Investments, Inc.
 Mercer HR Services                                Merrill Lynch
 Mesirow Financial, Inc.                           MetLife
 MFS Investment Management                         Mid Atlantic Capital Co.
 Milliman USA                                      Morgan Keegan & Co, Inc.
 Morgan Stanley Dean Witter                        Nathan & Lewis Securities, Inc.
 National City Bank                                National Deferred Comp
 National Financial                                National Investor Services Co.
 Nationwide                                        Newport Retirement Services
 Northwest Plan Services                           NY Life Benefits
 Oppenheimer & Co, Inc.                            Peoples Securities, Inc.
 Pershing                                          PFPC
 Piper Jaffray & Co.                               Plan Administrators
 Plan Member Securities                            Primevest Financial Services, Inc.
 Principal Life Insurance                          Prudential
 PSMI Group                                        Quads Trust Company
 Raymond James & Associates, Inc.                  Reliastar
 Robert W Baird & Co.                              RSM McGladrey
 Scott & Stringfellow, Inc.                        Scottrade, Inc.
 Southwest Securities, Inc.                        Standard Insurance Co
 Stanley, Hunt, Dupree & Rhine                     Stanton Group, Inc.
 Sterne Agee & Leach, Inc.                         Stifel Nicolaus & Co, Inc.
 Sun Trust Securities, Inc.                        Symetra
 T Rowe Price                                      The 401k Company
 The Princeton Retirement Group Inc.               The Retirement Plan Company, LLC
 TruSource                                         TruSource Union Bank of CA
 UBS Financial Services, Inc.                      Unified Fund Services (UFS)
 US Clearing Co.                                   USAA Investment Management Co.
 USI Consulting Group                              Valic
 Vanguard Group                                    Wachovia
 Web401K.com                                       Wedbush Morgan Securities
 Wells Fargo                                       Wilmington Trust

Performance of the Fund

     Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation of how total returns are  calculated  is set forth  below.  The charts  below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance  information by calling the Fund's Transfer Agent at  1.800.225.5677
or    by    visiting     the     OppenheimerFunds     internet     website    at
www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

     o Yields  and total  returns  measure  the  performance  of a  hypothetical account in the Fund over various periods and do not show the performance of each shareholder's  account.  Your  account's  performance  will  vary from the model performance  data if your  dividends  are  received in cash,  or you buy or sell shares  during the period,  or you bought  your  shares at a different  time and price than the shares used in the model.

     o The Fund's  performance  returns  may not  reflect the effect of taxes on dividends and capital gains distributions.

     o An  investment  in the  Fund is not  insured  by the  FDIC  or any  other government agency.

     o The principal  value of the Fund's  shares,  its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

     o When an investor's  shares are  redeemed,  they may be worth more or less than their original cost.

     o Yields and total returns for any given past period  represent  historical performance information and are not, and should not be considered,  a prediction of future yields or returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the  different  kinds of  expenses  each  class  bears.  The yields and total returns of each class of shares of the Fund are  affected by market  conditions, the quality of the Fund's  investments,  the maturity of debt  investments,  the types of  investments  the  Fund  holds,  and its  operating  expenses  that are allocated to the particular class.

     |X| Yields.  The Fund uses a variety of different  yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

     o Standardized Yield. The "standardized  yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual  distributions  paid by the Fund to  shareholders  in the 30-day period,  but is a hypothetical  yield based upon the net investment  income from the Fund's portfolio  investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

     Standardized  yield is calculated using the following  formula set forth in rules  adopted by the SEC,  designed  to assure  uniformity  in the way that all funds calculate their yields:

   Standardized Yield       = 2[(  a - b  +1)(6)    -1 ]
                                  --------
                                    cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized  yield for a particular  30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day  period  occurs  at a  constant  rate  for a  six-month  period  and is annualized at the end of the six-month period. Additionally,  because each class of shares is subject to different  expenses,  it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

     o Dividend Yield.  The Fund may quote a "dividend  yield" for each class of its shares.  Dividend  yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class  declared  during a stated  period  are added  together,  and the sum is multiplied by 12 (to  annualize  the yield) and divided by the maximum  offering price on the last day of the dividend period. The formula is shown below:

         Dividend Yield = dividends paid x 12/maximum offering price (payment date)

     The maximum  offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B, Class C and Class
N shares is the net asset  value per share,  without  considering  the effect of contingent  deferred sales charges.  There is no sales charge on Class Y shares.
The Class A dividend  yield may also be quoted  without  deducting  the  maximum initial sales charge.

------------------------------------------------------------------------------------------

The Fund's Yields for the 30-Day Periods Ended 12/31/06
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class of                Standardized Yield                     Dividend Yield
Shares
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                    Without             After             Without             After
                     Sales              Sales              Sales              Sales
                     Charge            Charge             Charge             Charge
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class A              4.45%              4.24%              6.66%              6.35%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class B              3.69%               N/A               5.91%               N/A
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class C              3.69%               N/A               5.91%               N/A
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class N              4.20%               N/A               6.42%               N/A
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class Y              4.84%               N/A               7.04%               N/A
------------------------------------------------------------------------------------------

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 4.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth  years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the
1.0%  contingent  deferred sales charge is deducted for returns for the one-year period,  and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

     o Average  Annual Total Return.  The "average  annual total return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n    - 1    = Average Annual Total Return
  P

     o Average Annual Total Return (After Taxes on Distributions).  The "average annual total  return  (after  taxes on  distributions)"  of Class A shares is an average annual  compounded rate of return for each year in a specified number of years,  adjusted  to show the  effect of  federal  taxes  (calculated  using the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  any reinvestment  date) on any  distributions  made by the Fund during the specified period.  It is the rate of return based on the change in value of a hypothetical initial  investment  of $1,000 ("P" in the  formula  below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that  investment,  after  taking  into  account  the  effect  of  taxes  on Fund distributions,  but not on the  redemption  of  Fund  shares,  according  to the following formula:

ATVD   l/n     - 1  = Average Annual Total Return (After Taxes on Distributions)
  P

     o  Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)"  of Class A shares is an average annual  compounded rate of return for each year in a  specified  number of years,  adjusted  to show the effect of federal taxes (calculated using the highest  individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions  made by the
Fund  during the  specified  period and the  effect of  capital  gains  taxes or capital loss tax benefits (each calculated using the highest federal  individual capital  gains tax rate in effect on the  redemption  date)  resulting  from the redemption  of the  shares  at the end of the  period.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that  investment,  after taking into account the effect of taxes on Fund  distributions and on the redemption of Fund shares, according to the following formula:

ATVDR    l/n    - 1   = Average Annual Total Return (After Taxes on
  P                                 Distributions and Redemptions)

     o Cumulative  Total  Return.  The  "cumulative  total  return"  calculation measures  the change in value of a  hypothetical  investment  of $1,000  over an entire period of years. Its calculation uses some of the same factors as average annual  total  return,  but it does not  average the rate of return on an annual basis. Cumulative total return is determined as follows:

                 = Total Return
   ERV - P
---------------
      P

     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative  or an average  annual  total return "at net asset value"  (without deducting sales charges) for Class A, Class B, Class C or Class N shares.  There is no sales  charge on Class Y shares.  Each is based on the  difference  in net asset  value  per  share  at the  beginning  and  the  end of the  period  for a hypothetical  investment in that class of shares (without considering  front-end
or  contingent   deferred  sales  charges)  and  takes  into  consideration  the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended 12/31/06
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class     of    Cumulative Total
              Returns (10 years or
Shares           life-of-class)      Average Annual Total Returns
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                             1-Year                 5-Years                10-Years
                                                             (or life of class if    (or life of class if
                                                                     less)                   less)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                After      Without      After    Without       After      Without      After      Without
                Sales       Sales       Sales    Sales         Sales       Sales       Sales       Sales
               Charge      Charge      Charge      Charge     Charge      Charge      Charge      Charge
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class A(1)     61.84%      69.91%      -0.14%      4.84%       4.55%       5.57%       4.93%       5.44%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class B(2)     62.67%      62.67%      -0.83%      4.17%       4.47%       4.81%       4.99%       4.99%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class C(3)     57.80%      57.80%       3.16%      4.16%       4.81%       4.81%       4.67%       4.67%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class N(4)   33.54%        33.54%       3.68%      4.68%       5.30%       5.30%       5.08%       5.08%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class Y(5)     58.18%      58.18%       5.29%      5.29%       5.97%       5.97%       5.43%       5.43%
------------------------------------------------------------------------------------------------------------
1.    Inception of Class A:   4/15/88
2.    Inception of Class B:   5/3/93
3.    Inception of Class C:   7/1//95
4.    Inception of Class N:   3/1/01
5.    Inception of Class Y:   4/27/98

------------------------------------------------------------------------------------------------------
               Average Annual Total Returns for Class A(1) Shares (After Sales Charge)
                                   For the Periods Ended 12/31/06
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                            1-Year               5-Years               10-Years
                                                           (or life of class if   (or life of class
                                                                  less)                if less)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
After Taxes on Distributions                -1.81%                2.90%                 2.66%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
After Taxes on Distributions and            -0.13%                2.89%                 2.77%
Redemption of Fund Shares
------------------------------------------------------------------------------------------------------
   1. Inception of Class A: 4/15/88

     Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market index in its Annual  Report to shareholders.  You can obtain that  information by contacting the Transfer Agent at the  addresses or telephone  numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other  investments,  including other mutual  funds,  or  use  rankings  of its  performance  by  independent  ranking entities. Examples of these performance comparisons are set forth below.

     |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

     |X|  Morningstar  Ratings.  From time to time the Fund may publish the star rating  of the  performance  of its  classes  of  shares  by  Morningstar,  Inc.
("Morningstar"),  an independent  mutual fund  monitoring  service.  Morningstar rates mutual funds in their specialized  market sector.  The Fund is rated among intermediate-term bond funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic conditions. That may include, for example,

     o information  about the  performance of certain  securities or commodities markets or segments of those markets,

     o  information  about  the  performance  of  the  economies  of  particular countries or regions,

     o the earnings of companies included in segments of particular  industries, sectors, securities markets, countries or regions,

     o the  availability  of  different  types of  securities  or  offerings  of securities,

     o information  relating to the gross national or gross domestic  product of the United States or other countries or regions,

     o  comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

     Additional  information  is  presented  below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information  about the special sales charge arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be  recorded  as a book entry on the  records of the Fund.  The
Fund will not issue or re-register physical share certificates.

     AccountLink.  When shares are purchased through AccountLink,  each purchase must be at least $50 and shareholders  must invest at least $500 before an Asset
Builder Plan  (described  below) can be established  on a new account.  Accounts established  prior  to  November  1,  2002  will  remain  at $25 for  additional purchases.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated  Clearing House ("ACH")  transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH  transfers on the business day the Fund  receives  Federal  Funds for the purchase  through the ACH system before the close of the New York Stock Exchange
(the "NYSE").  The NYSE normally  closes at 4:00 p.m.,  but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis,  the  Distributor  reserves the right  to  cancel  the  purchase  order.  The  Distributor  and the Fund are not responsible  for any delays in purchasing  shares  resulting  from delays in ACH transmissions.

     Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and
Letters of Intent  because of the  economies of sales  efforts and  reduction in expenses realized by the Distributor,  dealers and brokers making such sales. No sales charge is imposed in certain other  circumstances  described in Appendix C to this SAI  because the  Distributor  or dealer or broker  incurs  little or no selling expenses.

     The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which  the  Distributor  acts  as the  distributor  and  currently  include  the following:

Oppenheimer AMT-Free Municipals                        Oppenheimer MidCap Fund
Oppenheimer AMT-Free New York Municipals               Oppenheimer New Jersey Municipal Fund
Oppenheimer Balanced Fund                              Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Baring China Fund                          Oppenheimer Portfolio Series:
Oppenheimer Baring Japan Fund                             Active Allocation Fund
Oppenheimer Core Bond Fund                                Equity Investor Fund
Oppenheimer California Municipal Fund                     Conservative Investor Fund
Oppenheimer Capital Appreciation Fund                     Moderate Investor Fund
Oppenheimer Capital Income Fund                        Oppenheimer Principal Protected Main Street Fund
Oppenheimer Champion Income Fund                       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Commodity Strategy Total Return Fund       Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Convertible Securities Fund                Oppenheimer Quest Balanced Fund
Oppenheimer Developing Markets Fund                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund                             Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Dividend Growth Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Emerging Technologies Fund                 Oppenheimer Real Estate Fund
Oppenheimer Enterprise Fund                            Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.                          Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Fund                                Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Opportunities Fund                  Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals Fund               Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Growth Fund                                Oppenheimer Rochester National Municipals
Oppenheimer International Bond Fund                    Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Diversified Fund             Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Growth Fund                  Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Small Company Fund           Oppenheimer Select Value Fund
Oppenheimer International Value Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California Municipal Fund     Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund               Oppenheimer Strategic Income Fund
Oppenheimer Limited Term Municipal Fund                Oppenheimer U.S. Government Trust
Oppenheimer Main Street Fund                           Oppenheimer Value Fund
Oppenheimer Main Street Opportunity Fund               Limited-Term New York Municipal Fund
Oppenheimer Main Street Small Cap Fund                 Rochester Fund Municipals

LifeCycle Funds
  Oppenheimer Transition 2010 Fund
  Oppenheimer Transition 2015 Fund
  Oppenheimer Transition 2020 Fund
  Oppenheimer Transition 2030 Fund

And the following money market funds:
Oppenheimer Cash Reserves                              Centennial Government Trust
Oppenheimer Institutional Money Market Fund            Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.                    Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                 Centennial Tax Exempt Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described  in this SAI,  redemption  proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

     Letters of Intent. Under a Letter of Intent ("Letter"),  you can reduce the sales  charge  rate  that  applies  to your  purchases  of Class A shares if you purchase  Class A,  Class B or Class C shares  of the Fund or other  Oppenheimer funds during a 13-month  period.  The total amount of your purchases of Class A,
Class B and Class C shares will  determine the sales charge rate that applies to your Class A share  purchases  during that period.  Purchases made up to 90 days before  the date that you  submit a Letter of Intent  will be  included  in that determination.  Class A shares  of  Oppenheimer  Money  Market  Fund,  Inc.  and
Oppenheimer  Cash  Reserves  on which you have not paid a sales  charge  and any
Class N shares you purchase, or may have purchased,  will not be counted towards satisfying the purchases specified in a Letter.

     A Letter is an investor's statement in writing to the Distributor of his or her  intention  to  purchase a  specified  value of Class A, Class B and Class C shares of the Fund and other  Oppenheimer  funds  during a 13-month  period (the
"Letter  period").  The  Letter  states  the  investor's  intention  to make the aggregate  amount of  purchases  of shares which will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end or contingent  deferred  sales charge) do not count toward  satisfying the amount of the Letter.

     Each  purchase  of  Class A shares  under  the  Letter  will be made at the offering  price  (including  the  sales  charge)  that  would  apply to a single lump-sum  purchase of shares in the amount  intended to be  purchased  under the
Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the  Prospectus,  this SAI and the application used for a Letter.  If those terms are amended,  as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of Oppenheimer funds by OppenheimerFunds  prototype 401(k) plans under a Letter.
If  the  intended   purchase   amount   under  a  Letter   entered  into  by  an
OppenheimerFunds  prototype  401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of  concessions  paid to the broker-dealer  or financial  institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended  purchase amount  specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge  adjustment will apply to any shares  redeemed  prior to the  completion of the Letter.  If the  difference in sales  charges  is not  paid  within  twenty  days  after  a  request  from  the
Distributor  or the  dealer,  the  Distributor  will,  within  sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:  (a) Class A shares sold with a front-end  sales charge or subject to a Class A contingent  deferred sales charge, (b) Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A, Class B or Class
C shares  acquired  by exchange of either (1) Class A shares of one of the other
Oppenheimer  funds that were acquired subject to a Class A initial or contingent deferred  sales  charge  or (2)  Class B or Class C shares  of one of the  other
Oppenheimer  funds that were  acquired  subject to a contingent  deferred  sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

     Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish  your  account  with $500.  Subsequently,  you can  establish an Asset
Builder Plan to automatically  purchase  additional  shares directly from a bank account for as little as $50. For those accounts  established  prior to November
1, 2002 and which have previously  established  Asset Builder Plans,  additional purchases  will remain at $25.  Shares  purchased by Asset Builder Plan payments from bank  accounts  are  subject  to the  redemption  restrictions  for  recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

     |X|  Retirement  Plans.  Certain types of retirement  plans are entitled to purchase  shares of the Fund without  sales  charges or at reduced  sales charge rates,  as described  in Appendix C to this SAI.  Certain  special  sales charge arrangements  described in that Appendix apply to retirement plans whose records are maintained on a daily  valuation  basis by Merrill Lynch Pierce Fenner &
Smith,  Inc.  ("Merrill  Lynch")  or an  independent  record  keeper  that has a contract or special  arrangement  with Merrill  Lynch.  If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement,  the plan had less than $1 million in assets  invested in applicable  investments  (other than assets  invested in money market funds),  then the retirement  plan may purchase only Class C shares of the Oppenheimer  funds.  If, on the date the plan sponsor signed the Merrill  Lynch  record  keeping  service  agreement,  the plan had $1 million  or more in  assets  but less than $5  million  in  assets  invested  in applicable  investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the  Oppenheimer  funds.
If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement,  the plan had $5 million  or more in assets  invested  in  applicable investments  (other  than  assets  invested  in money  market  funds),  then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant accounts in a retirement  plan.  While such  compensation  may act to reduce the record  keeping  fees  charged by the  retirement  plan's  record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

     Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the
Fund's  shares  (for  example,  when a purchase  check is  returned  to the Fund unpaid)  causes a loss to be  incurred  when the net asset  values of the Fund's shares on the cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset  value per share  multiplied by the number of shares in the purchase  order.  The investor is responsible for that  loss.  If the  investor  fails to  compensate  the Fund for the loss,  the
Distributor  will do so. The Fund may reimburse the  Distributor for that amount by redeeming shares from any account  registered in that investor's name, or the
Fund or the Distributor may seek other redress.

     Classes of Shares.  Each class of shares of the Fund represents an interest in the same  portfolio  of  investments  of the Fund.  However,  each  class has different  shareholder  privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by  incremental  expenses borne solely by that class.  Those expenses  include the asset-based  sales charges to which Class B,
Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The Distributor  will not accept a purchase order of more than $100,000 for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

     Class B, Class C or Class N shares may not be  purchased  by a new investor
directly  from  the  Distributor   without  the  investor   designating  another
registered broker-dealer.

     o Class A Shares  Subject to a Contingent  Deferred  Sales Charge.  Under a
special arrangement with the Distributor, for purchases of Class A shares at net asset  value,  whether or not subject to a contingent  deferred  sales charge as described  in  the  Prospectus,  no  sales  concessions  will  be  paid  to  the broker-dealer of record on sales of Class A shares purchased with the redemption proceeds of shares of another  mutual fund offered as an investment  option in a retirement  plan in which  Oppenheimer  funds  are also  offered  as  investment options,  if the purchase occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan. Additionally, that concession will not be paid on Class A share  purchases by a retirement  plan that are made with the redemption  proceeds of Class N shares of an  Oppenheimer  fund held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Availability of Class N Shares.  In addition to the description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus, Class N shares also are offered to the following:

     o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

     o  to  all  rollover   contributions   made  to  Individual  401(k)  plans,
Profit-Sharing Plans and Money Purchase Pension Plans,

     o to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle  and
Ascender retirement plans,

     o to all trustee-to-trustee IRA transfers,

     o to all 90-24 type 403(b) transfers,

     o to Group  Retirement  Plans (as  defined in Appendix C to this SAI) which have entered into a special agreement with the Distributor for that purpose,

     o to Retirement  Plans  qualified  under  Sections  401(a) or 401(k) of the
Internal  Revenue  Code,  the  recordkeeper  or the plan  sponsor  for which has entered into a special agreement with the Distributor,

     o to Retirement  Plans of a plan sponsor where the aggregate  assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

     o to Retirement  Plans with at least 100 eligible  employees or $500,000 or more in plan assets,

     o to  OppenheimerFunds-sponsored  Ascender  401(k)  plans  that pay for the purchase  with  the  redemption  proceeds  of  Class  A  shares  of one or  more
Oppenheimer funds, and

     o to certain  customers of broker-dealers  and financial  advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on: o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the  redemption  proceeds of Class A shares
of  one  or   more   Oppenheimer   funds   (other   than   rollovers   from   an
OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer  funds), o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the  redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year  (other  than  rollovers  from an  OppenheimerFunds-sponsored
Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer  funds), and o on purchases of Class N shares by an  OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k) plan made with the redemption  proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

     Fund  Account  Fees.  As stated in the  Prospectus,  a $12 annual  "Minimum
Balance Fee" is assessed on each Fund account with a share balance  valued under
$500.  The Minimum  Balance Fee is  automatically  deducted  from each such Fund account in September.

     Listed  below  are  certain  cases in which  the Fund has  elected,  in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

     o A fund account whose shares were  acquired  after  September  30th of the prior year;

     o A fund  account  that  has a  balance  below  $500  due to the  automatic conversion of shares from Class B to Class A shares.  However,  once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

     o Accounts of  shareholders  who elect to access  their  account  documents electronically via eDoc Direct;

     o A fund account that has only certificated shares and, has a balance below
$500 and is being escheated;

     o Accounts of shareholders that are held by  broker-dealers  under the NSCC
Fund/SERV system;

     o Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer Variable Account Funds;

     o Omnibus  accounts  holding  shares  pursuant to the  Pinnacle,  Ascender,
Custom Plus,  Record(k)eeper Pro and Pension Alliance  Retirement Plan programs;
and

     o A fund  account  that falls below the $500  minimum  solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit the  Service  Center on our  website at  www.oppenheimerfunds.com  and click the hyperlink "Sign Up for Electronic  Document  Delivery" under the heading "I Want
To," or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

     Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are  determined  as of the close of business of the  NYSE on each day that  the  NYSE is  open.  The  calculation  is done by dividing  the value of the  Fund's  net  assets  attributable  to a class by the number of shares of that class that are outstanding. The NYSE normally closes at
4:00 p.m.,  Eastern time, but may close earlier on some other days (for example, in case of weather  emergencies or on days falling before a U.S.  holiday).  All references  to time in this SAI mean  "Eastern  time."  The NYSE's  most  recent annual  announcement  (which is subject to change)  states that it will close on
New Year's Day,  Martin  Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,
Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
It may also close on other days.

     Dealers other than NYSE members may conduct  trading in certain  securities on days on which the NYSE is closed  (including  weekends and holidays) or after
4:00 p.m. on a regular  business  day.  Because the Fund's net asset values will not be  calculated  on those days,  the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem
shares.   Additionally,   trading   on  many   foreign   stock   exchanges   and
over-the-counter markets normally is completed before the close of the NYSE.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but  before  the close of the NYSE,  will not be  reflected  in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting.

     |X|  Securities  Valuation.  The Fund's Board of Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

     o Equity  securities  traded on a U.S.  securities  exchange  are valued as follows:

     (1) if last sale information is regularly reported,  they are valued at the last reported sale price on the principal  exchange on which they are traded, on that day, or

     (2) if last sale information is not available on a valuation date, they are valued at the last  reported sale price  preceding  the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

     o Equity securities traded on a foreign  securities  exchange generally are valued in one of the following ways:

     (1) at the last sale price available to the pricing service approved by the
Board of Trustees, or

     (2) at the last sale price  obtained by the Manager  from the report of the principal  exchange on which the security is traded at its last trading  session on or immediately before the valuation date, or

     (3) at the mean  between the "bid" and  "asked"  prices  obtained  from the principal  exchange  on  which  the  security  is  traded  or,  on the  basis of reasonable inquiry, from two market makers in the security.

     o Long-term  debt  securities  having a remaining  maturity in excess of 60 days  are  valued  based  on the mean  between  the  "bid"  and  "asked"  prices determined  by a  portfolio  pricing  service  approved  by the Fund's  Board of
Trustees  or  obtained  by the  Manager  from two  active  market  makers in the security on the basis of reasonable inquiry.

     o The  following  securities  are valued at the mean  between the "bid" and
"asked" prices  determined by a pricing service  approved by the Fund's Board of
Trustees  or  obtained  by the  Manager  from two  active  market  makers in the security on the basis of reasonable inquiry:

     (1) debt  instruments  that  have a  maturity  of more  than 397 days  when issued,

     (2) debt  instruments  that had a maturity  of 397 days or less when issued and have a remaining maturity of more than 60 days, and

     (3) non-money  market debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

     o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

     (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining  maturity of 60 days or less, and

     (2) debt  instruments  held by a money  market  fund that have a  remaining maturity of 397 days or less.

     o Securities (including restricted securities) not having readily-available market  quotations  are  valued  at fair  value  determined  under  the  Board's procedures. If the Manager is unable to locate two market makers willing to give quotes,  a  security  may be priced at the mean  between  the "bid" and  "asked"
prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing prices in the New York foreign  exchange market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded,  as determined by a pricing service  approved by the Board of  Trustees  or by the  Manager.  If there were no sales that day, they shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the closing  "bid" and "asked"  prices on the  principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal  exchange on the valuation  date. If the put, call or future is not  traded on an  exchange,  it shall be valued by the mean  between  "bid" and
"asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

     The  information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

     Checkwriting.  When a check is  presented  to  United  Missouri  Bank  (the
"Bank") for clearance,  the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the  shareholder's  account to cover the amount of the check.  This enables the shareholder to continue  receiving  dividends on those  shares  until  the check is  presented  to the  Fund.  Checks  may not be presented for payment at the offices of the Bank or the Fund's  custodian  bank.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund  reserves  the right to amend,  suspend or discontinue offering checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

     In choosing to take advantage of the Checkwriting privilege, by signing the account  application or by completing a Checkwriting  card,  each individual who signs:

(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

     (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent,  as  applicable,  duly  authorized to act on behalf of the  registered owner(s);

     (3)  authorizes the Fund, its Transfer Agent and any bank through which the
Fund's  drafts  (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;

     (4)  specifically  acknowledges  that if they choose to permit checks to be honored if there is a single  signature on checks drawn against joint  accounts, or  accounts  for  corporations,  partnerships,  trusts or other  entities,  the signature  of any one  signatory  on a check  will be  sufficient  to  authorize payment of that check and redemption  from the account,  even if that account is registered  in the  names of more than one  person  or more than one  authorized signature appears on the Checkwriting card or the application, as applicable;

     (5)  understands  that the  Checkwriting  privilege  may be  terminated  or amended at any time by the Fund and/or the Fund's bank; and

     (6)  acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination  of  checkwriting  privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

     Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for  business  on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's  next  regular  business  day  following  the redemption.  In those circumstances,  the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed  shares  awaiting  transfer by Federal Funds wire.

     Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:

     o Class A shares  purchased  subject to an initial  sales charge or Class A shares on which a contingent deferred sales charge was paid, or

     o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares.  The Fund may amend,  suspend or cease  offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

     Payments "In Kind". The Prospectus  states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption  proceeds in whole or in part by a  distribution  "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

     Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption  of the  shares  held in any  account  if the aggregate  net asset  value of those  shares is less than  $1,000 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an  account if the  aggregate  net asset  value of such  shares has fallen below the stated  minimum solely as a result of market  fluctuations.  If the Board exercises this right, it may also fix the  requirements for any notice to be given to the  shareholders in question (not less than 30 days).  The Board
may   alternatively  set  requirements  for  the  shareholder  to  increase  the investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

     Transfers of Shares.  A transfer of shares to a different  registration  is not an event that triggers the payment of sales charges.  Therefore,  shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares. When shares  subject to a  contingent  deferred  sales  charge are  transferred,  the transferred shares will remain subject to the contingent  deferred sales charge.
It  will  be  calculated  as if the  transferee  shareholder  had  acquired  the transferred  shares in the same manner and at the same time as the  transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must:

     (1) state the reason for the distribution;

     (2) state the owner's  awareness of tax  penalties if the  distribution  is premature; and

     (3) conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

     Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order  from a dealer  or  broker  after  the  close of the NYSE on a regular  business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the NYSE closes.  Normally,  the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

     Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the
Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred sales charge is waived as described in Appendix C to this SAI).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  automatically  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer  funds that offer the  exchange privilege  on a  monthly,  quarterly,  semi-annual  or  annual  basis  under  an
Automatic  Exchange Plan. The minimum amount that may be exchanged to each other fund  account is $50.  Instructions  should be provided on the  OppenheimerFunds application  or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to  exchanges as set forth in
"How to Exchange Shares" in the Prospectus and below in this SAI.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

     o All of the  Oppenheimer  funds  currently  offer  Class  A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust                  Centennial New York Tax Exempt Trust
   Centennial Government Trust                             Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund                     Oppenheimer Rochester Arizona Municipal Fund
   Oppenheimer AMT-Free Municipals                          Oppenheimer Rochester Maryland Municipal Fund
   Oppenheimer AMT-Free New York Municipals                 Oppenheimer Rochester Massachusetts Municipal Fund
   Oppenheimer California Municipal Fund                    Oppenheimer Rochester Michigan Municipal Fund
   Oppenheimer Institutional Money Market Fund              Oppenheimer Rochester Minnesota Municipal Fund
   Oppenheimer International Value Fund                     Oppenheimer Rochester National Municipals
   Oppenheimer Limited Term California Municipal Fund       Oppenheimer Rochester North Carolina Municipal
                                                            Fund
   Oppenheimer Limited Term Municipal Fund                  Oppenheimer Rochester Ohio Municipal Fund
   Oppenheimer Money Market Fund, Inc.                      Oppenheimer Rochester Virginia Municipal Fund
   Oppenheimer New Jersey Municipal Fund                    Oppenheimer Senior Floating Rate Fund
   Oppenheimer Principal Protected Main Street Fund II      Rochester Fund Municipals
   Oppenheimer Pennsylvania Municipal Fund

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund                    Oppenheimer Principal Protected Main Street Fund
   Oppenheimer AMT-Free Municipals                         Oppenheimer Principal Protected Main Street Fund II
   Oppenheimer AMT-Free New York Municipals                Oppenheimer Principal Protected Main Street Fund III
   Oppenheimer Balanced Fund                               Oppenheimer Quest Capital Value Fund, Inc.
   Oppenheimer California Municipal Fund                   Oppenheimer Quest International Value Fund, Inc.
   Oppenheimer Capital Income Fund                          Oppenheimer Rochester Arizona Municipal Fund
   Oppenheimer Cash Reserves                                Oppenheimer Rochester Maryland Municipal Fund
   Oppenheimer Convertible Securities Fund                  Oppenheimer Rochester Massachusetts Municipal Fund
   Oppenheimer Dividend Growth Fund                         Oppenheimer Rochester Michigan Municipal Fund
   Oppenheimer Gold & Special Minerals Fund                 Oppenheimer Rochester Minnesota Municipal Fund
   Oppenheimer Institutional Money Market Fund              Oppenheimer Rochester National Municipals
   Oppenheimer Limited Term California Municipal Fund       Oppenheimer Rochester North Carolina Municipal Fund
   Oppenheimer Limited Term Municipal Fund                  Oppenheimer Rochester Ohio Municipal Fund
   Oppenheimer New Jersey Municipal Fund                    Oppenheimer Rochester Virginia Municipal Fund
   Oppenheimer Pennsylvania Municipal Fund

     o  Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.

     o Oppenheimer Institutional Money Market Fund only offers Class E and Class
L shares.

     o Class B and Class C shares of  Oppenheimer  Cash  Reserves are  generally available  only by exchange  from the same class of shares of other  Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

     o  Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
exchanged only for Class A shares of other  Oppenheimer  funds.  They may not be acquired  by  exchange  of shares of any  class of any other  Oppenheimer  funds except Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash
Reserves acquired by exchange of Class M shares.

     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of certain money market funds offered by the  Distributor.  Shares of any money market fund  purchased  without a sales  charge may be  exchanged  for shares of  Oppenheimer  funds  offered  with a sales  charge upon payment of the sales charge.

     o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment  trust for which  reinvestment  arrangements  have been made  with the  Distributor  may be exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares.

     o  Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal  Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

     o Shares of  Oppenheimer  Principal  Protected  Main  Street Fund II may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal  Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).

     o Shares of  Oppenheimer  Principal  Protected  Main Street Fund III may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

     o Class A,  Class B,  Class C and  Class N  shares  of each of  Oppenheimer
Developing Markets Fund and Oppenheimer  International Small Company Fund may be
acquired by  exchange  only with a minimum  initial  investment  of $50,000.  An existing  shareholder of each fund may make additional  exchanges into that fund with as little as $50.

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A shares of any  Oppenheimer  fund  (other  than  Oppenheimer
Rochester  National  Municipals  and  Rochester  Fund  Municipals)  acquired  by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class
A contingent  deferred sales charge are redeemed  within 18 months measured from the  beginning of the calendar  month of the initial  purchase of the  exchanged
Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of  Oppenheimer  Rochester  National  Municipals  and
Rochester  Fund  Municipals  acquired  by  exchange  of  Class A  shares  of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed  within 24 months of the  beginning  of the  calendar  month of the initial  purchase  of the  exchanged  Class A  shares,  the  Class A  contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o Except  with  respect  to the  Class B shares  described  in the next two paragraphs,  the  contingent  deferred sales charge is imposed on Class B shares acquired  by  exchange  if they are  redeemed  within  six years of the  initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of  Oppenheimer  Limited  Term  California
Municipal Fund,  Oppenheimer  Limited-Term  Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior
Floating Rate Fund,  the Class B contingent  deferred sales charge is imposed on the  acquired  shares if they are  redeemed  within  five  years of the  initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of  Oppenheimer  Cash  Reserves  that were acquired  through the  exchange  of Class B shares  initially  purchased  in the
Oppenheimer  Capital  Preservation  Fund, the Class B contingent  deferred sales charge is imposed on the acquired  shares if they are redeemed within five years of that initial purchase.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B, Class C or Class N  contingent  deferred  sales charge  will be  followed  in  determining  the  order in which the  shares  are exchanged.  Before exchanging shares,  shareholders should take into account how the  exchange  may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the  disposition  of portfolio  securities  at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  features  that are available in the new fund (such as an Asset
Builder  Plan or  Automatic  Withdrawal  Plan) will be  switched to the new fund account unless you tell the Transfer Agent not to do so.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this SAI, or would include  shares covered by a share  certificate  that is not tendered with the request.  In those cases,  only the shares  available  for exchange  without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.
That is because of the effect of the asset-based  sales charge on Class B, Class
C and  Class  N  shares.  Those  dividends  will  also  differ  in  amount  as a consequence of any  difference in the net asset values of the different  classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion in the  Prospectus  and this SAI is based on tax law in effect on the date of the Prospectus  and this SAI.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with  retroactive  effect.  State and local tax  treatment  of  ordinary  income dividends and capital gain  dividends from  regulated  investment  companies may differ from the  treatment  under the  Internal  Revenue Code  described  below.
Potential  purchasers  of  shares  of the Fund are  urged to  consult  their tax advisers with specific  reference to their own tax  circumstances as well as the consequences  of federal,  state and local tax rules  affecting an investment in the Fund.

     |X| Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from,  taxes on such income.
The Fund may be subject to U.S. Federal income tax, and an interest  charge,  on certain  distributions  or gains  from the sale of shares  of a foreign  company considered  to be a PFIC,  even if those  amounts are paid out as  dividends  to shareholders.  To avoid imposition of the interest charge, the Fund may elect to
"mark to market" all PFIC shares that it holds at the end of each taxable  year.
In that case,  any  increase or decrease in the value of those  shares  would be recognized  as ordinary  income or as  ordinary  loss (but only to the extent of previously recognized "mark-to-market" gains).

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is identified in reports  mailed to  shareholders  in January of each year with a copy sent to the IRS.

     |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury  and all income and any tax withheld is identified in reports mailed to  shareholders in March of each year with a copy sent to the IRS.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is  identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds  into which you may  exchange shares.  Reinvestment  will be made without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option, the shareholder must notify the Transfer
Agent in writing  and must have an  existing  account in the fund  selected  for reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends and/or  distributions  from  shares of certain  other  Oppenheimer  funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The  Custodian.  J.P.  Morgan  Chase  Bank is the  custodian  of the Fund's assets. The custodian's  responsibilities  include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner  uninfluenced by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash balances with the custodian in excess of  $100,000  are not  protected  by  federal  deposit  insurance.  Those uninsured balances at times may be substantial.

     Independent  Registered Public  Accounting Firm.  Deloitte & Touche LLP
serves  as the  independent  registered  public  accounting  firm for the  Fund.
Deloitte &  Touche LLP audits the Fund's  financial  statements and performs other  related  audit  services.  Deloitte  &  Touche  LLP also  acts as the independent registered public accounting firm for certain other funds advised by the  Manager  and its  affiliates.  Audit and  non-audit  services  provided  by
Deloitte  &  Touche  LLP to the  Fund  must  be  pre-approved  by the  Audit
Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CORE BOND FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Core Bond Fund (the "Fund"), a series of Oppenheimer Integrity
Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Denver, Colorado

February 8, 2007

STATEMENTS OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                              PRINCIPAL         VALUE
                                                                                 AMOUNT    SEE NOTE 1
-----------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--7.7%
-----------------------------------------------------------------------------------------------------
Ace Securities Corp. Home Equity Loan Trust, Asset-Backed Pass-Through
Certificates, Series 2005-HE7, Cl. A2B, 5.53%, 11/25/35 1                    $2,030,000    $2,031,989
-----------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 5.41%, 4/20/08 1                                        960,000       960,962
-----------------------------------------------------------------------------------------------------
Ameriquest Mortgage Securities, Inc., Home Equity Mtg. Obligations,
Series 2006-R2, Cl. A2A, 5.41%, 3/25/36 1                                       145,028       145,133
-----------------------------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.83%, 5/25/34 1                                      8,320,000     8,349,685
-----------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates,
Series 2006-W5, Cl. A2B, 5.45%, 5/26/36 1                                     3,380,000     3,382,579
-----------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust 2004-2, Automobile Asset-Backed
Securities, Series 2004-2, Cl. A3, 3.58%, 1/15/09                             3,070,000     3,036,810
-----------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2005-A, Asset-Backed Certificates,
Series 2005-A, Cl. AF3, 4.14%, 3/25/28                                        3,637,326     3,613,910
-----------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2005-D, Asset-Backed Certificates:
Series 2005-D, Cl. AF1, 5.04%, 10/25/35                                         861,191       858,232
Series 2005-D, Cl. AV2, 5.62%, 10/25/35 1                                     3,640,000     3,643,661
-----------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%, 5/16/36 1                                      4,220,000     4,223,262
-----------------------------------------------------------------------------------------------------
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates,
Series 2003-2, Cl. 2A2, 5.63%, 2/25/33 1                                      2,190,314     2,193,622
-----------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                             460,000       447,628
-----------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2005-WF2, Asset-Backed Pass-Through
Certificates, Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 1                     2,326,310     2,309,798
-----------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2006-WFH3, Asset-Backed Pass-Through
Certificates, Series 2006-WFH3, Cl. A2, 5.45%, 10/31/36 1                     2,300,000     2,300,000
-----------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities Program, Credit Card
Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 2          4,360,000     4,392,955
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2002-4, Asset-Backed Certificates,
Series 2002-4, Cl. A1, 5.72%, 2/25/33 1                                          48,808        48,869
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-10, Asset-Backed Certificates,
Series 2005-10, Cl. AF1, 5.51%, 2/25/36 1                                       450,488       450,833
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 1                                   1,450,000     1,445,196
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.55%, 5/25/36 1                                    1,649,438     1,651,304
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 1                                     970,000       966,530
-----------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2, 5.44%, 12/25/29 1                                    3,020,000     3,022,114
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3, 5.56%, 11/25/35 1                     5,840,000     5,845,787
-----------------------------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  Continued

                                                                              PRINCIPAL         VALUE
                                                                                 AMOUNT    SEE NOTE 1
-----------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Continued
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.41%, 7/25/36 1                     $3,550,000    $3,552,269
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1, 5.40%, 5/15/36 1                      1,799,137     1,800,389
-----------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 5.43%, 7/7/36 1                       1,820,000     1,821,164
-----------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3, 3.48%, 11/17/08                          2,093,397     2,081,667
-----------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home Equity Loan Pass-Through
Certificates:
Series 2005-3, Cl. A1, 5.61%, 1/20/35 1                                       1,888,073     1,891,133
Series 2006-4, Cl. A2V, 5.46%, 3/20/36 1,3                                    1,120,000     1,120,000
-----------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36                                      2,094,081     2,077,879
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 1                                     1,967,592     1,963,285
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                      1,743,756     1,736,469
-----------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 3                                      1,542,982     1,575,092
-----------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.70%, 3/15/16 1                                      4,380,000     4,648,580
-----------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Home Equity Asset-Backed
Securities, Series 2005-WMC2, Cl. A2B, 5.53%, 4/25/36 1                       1,238,921     1,239,845
-----------------------------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B, 5.61%, 7/25/35 1                                   2,050,000     2,053,944
-----------------------------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD,
1.762%, 1/25/29 3                                                             1,750,658       367,638
-----------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 5.45%, 7/1/36 1                                       5,940,000     5,944,632
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2004-5, Mtg. Pass-Through
Certificates, Series 2004-5, Cl. AF2, 3.735%, 11/10/34 1                         57,046        56,877
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. AF2, 3.914%, 5/25/35 1                         192,193       191,537
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-2, Mtg. Pass-Through
Certificates, Series 2005-2, Cl. AF2, 4.415%, 4/25/35 1                       1,110,000     1,099,549
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36 1                         1,520,000     1,515,877
-----------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI32, 4.45%, 7/25/28                                     1,735,112     1,723,014
-----------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.43%, 7/25/36 1                                     1,883,433     1,884,765
-----------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 5.41%, 4/25/36 1                                       4,841,987     4,845,333
-----------------------------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  Continued

                                                                                 PRINCIPAL          VALUE
                                                                                    AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------------------------------------

Structured Asset Securities Corp., Mtg. Pass-Through Certificates:
Series 2002-AL1, Cl. B2, 3.45%, 2/25/32                                       $  2,527,668   $  2,228,915
Series 2003-25XS, Cl. A4, 4.51%, 8/25/33                                           110,448        109,759
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                         2,133,608      2,128,412
---------------------------------------------------------------------------------------------------------
Tobacco Settlement Authority, Asset-Backed Securities, Series 2001-A,
6.79%, 6/1/10                                                                    1,160,000      1,186,216
---------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.59%, 7/25/36 1        3,530,000      3,532,255
                                                                                             ------------
Total Asset-Backed Securities (Cost $110,914,129)                                             109,697,354

---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--64.0%
---------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--56.7%
---------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--56.6%
Fannie Mae Whole Loan, CMO Pass-Through Certificates, Trust 2004-W9,
Cl. 2A2, 7%, 2/25/44                                                             1,885,974      1,944,615
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                                                   26,415,438     25,515,022
5%, 6/1/33-8/1/33                                                               12,986,031     12,556,487
5%, 1/1/37 4                                                                     1,107,000      1,068,255
6%, 5/1/18-10/1/29                                                               6,742,339      6,835,122
6.50%, 4/1/18-4/1/34                                                             9,449,773      9,683,111
7%, 7/1/21-3/1/35                                                               16,345,730     16,814,028
8%, 4/1/16                                                                         676,874        716,144
9%, 3/1/17-5/1/25                                                                  207,643        221,822
12.50%, 4/1/14                                                                       1,247          1,389
13.50%, 11/1/10                                                                      2,215          2,439
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 2046, Cl. G, 6.50%, 4/15/28                                                 372,090        380,475
Series 2410, Cl. PF, 6.33%, 2/15/32 1                                            5,912,807      6,057,485
Series 2423, Cl. MC, 7%, 3/15/32                                                 4,192,496      4,327,783
Series 2453, Cl. BD, 6%, 5/15/17                                                 1,599,518      1,621,996
Series 3138, Cl. PA, 5.50%, 2/15/27                                             17,140,910     17,191,399
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1590, Cl. IA, 6.425%, 10/15/23 1                                          5,777,395      5,909,196
Series 2006-11, Cl. PS, 5.06%, 3/25/36 1                                         2,566,416      2,548,879
Series 2034, Cl. Z, 6.50%, 2/15/28                                                  48,493         49,480
Series 2043, Cl. ZP, 6.50%, 4/15/28                                              4,137,339      4,229,282
Series 2053, Cl. Z, 6.50%, 4/15/28                                                  51,931         53,026
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                 62,115         63,094
Series 2063, Cl. PG, 6.50%, 6/15/28                                              3,460,650      3,525,572
Series 2075, Cl. D, 6.50%, 8/15/28                                                 648,507        662,109
Series 2080, Cl. Z, 6.50%, 8/15/28                                               1,787,691      1,816,579
Series 2195, Cl. LH, 6.50%, 10/15/29                                             2,918,422      2,977,700
Series 2326, Cl. ZP, 6.50%, 6/15/31                                              1,051,075      1,074,478

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                            PRINCIPAL           VALUE
                                                                               AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2387, Cl. PD, 6%, 4/15/30                                         $     22,281    $     22,298
Series 2427, Cl. ZM, 6.50%, 3/15/32                                         5,534,387       5,669,288
Series 2461, Cl. PZ, 6.50%, 6/15/32                                         4,453,907       4,640,677
Series 2500, Cl. FD, 5.85%, 3/15/32 1                                         439,835         444,308
Series 2526, Cl. FE, 5.75%, 6/15/29 1                                         652,540         659,741
Series 2551, Cl. FD, 5.75%, 1/15/33 1                                         509,289         514,192
Series 2583, Cl. KA, 5.50%, 3/15/22                                           614,984         614,317
Series 3025, Cl. SJ, 5.133%, 8/15/35 1                                      1,267,329       1,274,113
Series 3153, Cl. FJ, 5.73%, 5/15/36 1                                       2,227,040       2,236,430
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Pass-Through Participation
Certificates, Series 151, Cl. F, 9%, 5/15/21                                   39,317          39,232
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 12.08%, 6/1/26 5                                          831,479         177,524
Series 183, Cl. IO, 8.691%, 4/1/27 5                                        1,247,941         275,443
Series 184, Cl. IO, 14.305%, 12/1/26 5                                      1,360,598         288,907
Series 192, Cl. IO, 11.932%, 2/1/28 5                                         333,138          73,750
Series 200, Cl. IO, 10.682%, 1/1/29 5                                         397,029          84,427
Series 2003-118, Cl. S, 7.994%, 12/25/33 5                                  7,706,146         952,776
Series 2003-26, Cl. IO, 7.812%, 4/25/33 5                                   4,085,017         903,525
Series 2005-87, Cl. SG, 9.386%, 10/25/35 5                                 17,322,305         948,232
Series 206, Cl. IO, (9.408)%, 12/1/29 5                                       445,211         101,994
Series 2130, Cl. SC, (4.245)%, 3/15/29 5                                      898,191          63,696
Series 2134, Cl. SB, (0.357)%, 3/15/29 5                                      936,077          64,577
Series 2422, Cl. SJ, 15.124%, 1/15/32 5                                     4,230,117         357,864
Series 2796, Cl. SD, (0.672)%, 7/15/26 5                                    1,420,856         102,947
Series 2920, Cl. S,(4.213)%, 1/15/35 5                                      5,855,235         272,874
Series 3000, Cl. SE, (4.70)%, 7/15/25 5                                     8,527,683         300,087
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.705%, 6/1/26 6                                355,363         289,872
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-9/1/18                                                       30,120,168      29,137,110
5%, 12/1/17-11/1/33                                                       134,646,398     131,382,743
5%, 1/1/22-1/1/37 4                                                        46,528,000      45,383,443
5.50%, 3/1/33-1/1/34                                                       41,020,876      40,615,595
5.50%, 1/1/22-1/1/374                                                      42,548,000      42,248,510
6%, 8/1/29-11/1/33                                                         47,078,888      47,554,597
6%, 1/1/22-3/1/33 4                                                        59,777,027      60,540,864
6.50%, 6/1/17-11/1/31                                                      35,159,457      36,076,348
6.50%, 1/1/37 4                                                            23,867,000      24,321,953
7%, 1/1/09-3/1/36                                                          19,218,320      19,821,631
7.50%, 2/1/08-8/1/33                                                       14,419,471      15,060,739
8%, 8/1/17                                                                      4,120           4,166
8.50%, 7/1/32                                                                  72,838          78,434
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                                        2,064,249       2,123,981

                                                                           PRINCIPAL          VALUE
                                                                              AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                                      $ 2,530,888    $ 2,563,393
Trust 1992-34, Cl. G, 8%, 3/25/22                                             28,056         28,402
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23                                     1,242,226      1,258,764
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                    4,748,491      4,857,078
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                         503,303        517,281
Trust 1996-35, Cl. Z, 7%, 7/25/26                                            180,851        184,818
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                                     1,566,117      1,609,325
Trust 1999-60, Cl. PG, 7.50%, 12/25/29                                    12,759,208     13,406,693
Trust 2001-50, Cl. NE, 6%, 8/25/30                                            12,279         12,275
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                     3,108,698      3,177,080
Trust 2001-70, Cl. LR, 6%, 9/25/30                                           396,898        396,979
Trust 2001-72, Cl. NH, 6%, 4/25/30                                            82,246         82,399
Trust 2001-74, Cl. PD, 6%, 5/25/30                                            54,718         54,591
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                                      2,198,190      2,261,291
Trust 2002-56, Cl. FN, 6.35%, 7/25/32 1                                    2,319,301      2,380,307
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 1                                     746,842        752,512
Trust 2002-9, Cl. PC, 6%, 3/25/17                                          9,779,968      9,913,003
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                      6,305,000      6,160,398
Trust 2003-21, Cl. FK, 5.75%, 3/25/33 1                                       43,432         43,787
Trust 2003-23, Cl. EQ, 5.50%, 4/25/23                                      8,316,000      8,135,827
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                      1,492,000      1,469,478
Trust 2003-84, Cl. PW, 3%, 6/25/22                                         4,330,176      4,256,277
Trust 2004-101, Cl. BG, 5%, 1/25/20                                        2,603,000      2,538,996
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                    2,450,000      2,360,329
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                                   11,700,000     11,390,950
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                   10,000,000      9,696,246
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                      2,480,000      2,433,711
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                      1,260,000      1,163,334
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                     9,220,000      9,243,198
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 1                                   2,785,189      2,709,899
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 1                                   4,176,270      4,037,653
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 1                                   3,134,819      3,032,265
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 1                                   3,009,382      2,908,367
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                     11,426,914     11,442,546
Trust 2006-64, Cl. MD, 5.50%, 7/25/36                                      2,091,828      2,039,502
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-15, Cl. SA, 3.236%, 3/17/31 5                                   1,724,658        225,461
Trust 2001-65, Cl. S, 7.063%, 11/25/31 5                                   3,923,379        376,680
Trust 2001-81, Cl. S, (0.012)%, 1/25/32 5                                    704,096         66,119
Trust 2002-38, Cl. IO, (4.264)%, 4/25/32 5                                   475,877         26,067
Trust 2002-41, Cl. S, 10.258%, 7/25/32 5                                   4,572,391        393,328
Trust 2002-47, Cl. NS, (1.229)%, 4/25/32 5                                 1,708,757        161,678
Trust 2002-51, Cl. S, (1.111)%, 8/25/32 5                                  1,569,016        148,341
Trust 2002-52, Cl. SD, (2.616)%, 9/25/32 5                                 1,850,997        150,569
Trust 2002-60, Cl. SY, 12.498%, 4/25/32 5                                  1,031,636         37,810

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL           VALUE
                                                                             AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2002-75, Cl. SA, 7.402%, 11/25/32 5                               $ 3,397,927    $    333,471
Trust 2002-77, Cl. IS, 0.605%, 12/18/32 5                                   810,752          68,890
Trust 2002-77, Cl. SH, 0.162%, 12/18/32 5                                   892,050          82,308
Trust 2002-84, Cl. SA, 7.821%, 12/25/32 5                                   235,265          24,203
Trust 2002-89, Cl. S, 10.624%, 1/25/33 5                                  7,221,431         596,102
Trust 2002-9, Cl. MS, 0.014%, 3/25/32 5                                      56,304           5,425
Trust 2003-33, Cl. SP, 9.233%, 5/25/33 5                                  5,349,073         669,983
Trust 2003-4, Cl. S, 6.818%, 2/25/33 5                                    2,078,906         218,333
Trust 2004-54, Cl. DS, (6.544)%, 11/25/30 5                                 360,487          21,594
Trust 2005-19, Cl. SA, (3.128)%, 3/25/35 5                               20,181,379       1,030,851
Trust 2005-40, Cl. SA, (3.186)%, 5/25/35 5                                3,724,636         182,292
Trust 2005-6, Cl. SE, (3.602)%, 2/25/35 5                                 4,209,154         214,493
Trust 2005-71, Cl. SA, 3.36%, 8/25/25 5                                   5,376,703         312,784
Trust 2005-83, Cl. SL, 7.334%, 10/25/35 5                                14,084,940         752,263
Trust 2006-119, Cl. MS, 8.866%, 12/25/36 5                                9,448,472         520,018
Trust 2006-33, Cl. SP, 11.645%, 5/25/36 5                                15,241,953       1,330,147
Trust 2006-34, Cl. SK, 11.144%, 5/25/36 5                                21,320,567       1,894,196
Trust 222, Cl. 2, 12.42%, 6/1/23 5                                        2,725,912         578,786
Trust 240, Cl. 2, 14.828%, 9/1/23 5                                       3,291,748         738,498
Trust 247, Cl. 2, 12.811%, 10/1/23 5                                        233,785          50,610
Trust 252, Cl. 2, 8.818%, 11/1/23 5                                       2,402,538         553,279
Trust 254, Cl. 2, 3.621%, 1/1/24 5                                        4,153,292         979,363
Trust 2682, Cl. TQ, 13.248%, 10/15/33 5                                   6,465,214         356,345
Trust 273, Cl. 2, 12.009%, 8/1/26 5                                         612,431         130,526
Trust 2981, Cl. BS, 13.29%, 5/15/35 5                                    12,336,577         580,203
Trust 301, Cl. 2, 3.881%, 4/1/29 5                                        1,550,079         330,910
Trust 303, Cl. IO, (5.604)%, 11/1/29 5                                      195,767          46,569
Trust 319, Cl. 2, 9.972%, 2/1/32 5                                          645,548         148,507
Trust 321, Cl. 2, 7.648%, 4/1/32 5                                        3,949,398         908,109
Trust 322, Cl. 2, 12.549%, 4/1/32 5                                       4,925,469       1,101,025
Trust 324, Cl. 2, 4.63%, 7/1/32 5                                         3,142,450         699,193
Trust 329, Cl. 2, 8.357%, 1/1/33 5                                        3,251,252         754,935
Trust 331, Cl. 9, 3.77%, 2/1/33 5                                         7,345,836       1,791,328
Trust 334, Cl. 17, 16.937%, 2/1/33 5                                        318,440          73,747
Trust 340, Cl. 2, 7.032%, 9/1/33 5                                        4,232,787       1,020,826
Trust 342, Cl. 2, 9.01%, 9/1/33 5                                         3,094,017         703,063
Trust 344, Cl. 2, 5.66%, 12/1/33 5                                       23,967,044       5,434,955
Trust 346, Cl. 2, 11.437%, 12/1/33 5                                     10,063,913       2,325,400
Trust 362, Cl. 12, 5.435%, 8/1/35 5                                      10,735,444       2,266,478
Trust 362, Cl. 13, 5.442%, 8/1/35 5                                       5,957,189       1,260,584
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security:
Trust 1993-184, Cl. M, 5.673%, 9/25/23 6                                    801,170         651,303
Trust 340, Cl. 1, 5.532%, 9/1/33 6                                        4,232,787       3,093,344
                                                                                       ------------
                                                                                        808,510,418

                                                                               PRINCIPAL           VALUE
                                                                                  AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------------------------------

GNMA/GUARANTEED--0.1%
Government National Mortgage Assn.:
5.75%, 7/20/25-7/20/27 1                                                     $    28,089    $     28,447
7%, 7/15/09                                                                        9,838           9,985
8.50%, 8/15/17-12/15/17                                                          278,435         296,920
9%, 2/15/09-6/15/09                                                               10,613          10,958
10%, 11/15/09                                                                     15,988          16,722
10.50%, 12/15/17-5/15/21                                                          28,441          31,765
11%, 10/20/19                                                                     51,813          57,022
12%, 5/15/14                                                                         317             359
--------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.021)%, 1/16/27 5                                    1,752,117         118,221
Series 2002-15, Cl. SM, (8.249)%, 2/16/32 5                                    1,725,274         113,347
Series 2002-41, Cl. GS, 1.983%, 6/16/32 5                                      1,378,052         204,952
Series 2002-76, Cl. SY, (4.813)%, 12/16/26 5                                     851,092          59,497
Series 2004-11, Cl. SM, (7.87)%, 1/17/30 5                                       298,316          21,090
Series 2006-47, Cl. SA, 14.403%, 8/16/36 5                                    21,328,846       1,103,348
                                                                                            ------------
                                                                                               2,072,633

--------------------------------------------------------------------------------------------------------
NON-AGENCY--7.3%
--------------------------------------------------------------------------------------------------------
COMMERCIAL--6.0%
Asset Securitization Corp., Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 1.889%, 4/14/29 5              28,135,292         737,904
--------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
Series 1996-MD6, Cl. A3, 7.267%, 11/13/29 1                                      800,000         812,140
--------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                         3,580,000       3,498,860
Series 2006-5, Cl. A2, 5.348%, 10/10/11                                        6,320,000       6,333,578
--------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                         2,063,882       2,091,981
--------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                         1,862,838       1,879,721
Series 2005-E, Cl. 2A2, 4.975%, 6/25/35 1                                        207,312         206,964
--------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                                208,400         201,889
--------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 6.676%, 6/22/24 5                 7,713,678         305,467
--------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2006-WF1, Asset-Backed Pass-Through
Certificates, Series 2006-WF1, Cl. A2B, 5.536%, 3/1/36                         1,150,000       1,146,533
--------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                       5,664,885       5,654,573
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                        1,759,286       1,759,781

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                  PRINCIPAL           VALUE
                                                                                     AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------

COMMERCIAL Continued
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                        $    215,000    $    209,855
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                           1,850,000       1,816,597
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                           2,250,000       2,224,846
-----------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg
Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                  560,307         562,456
-----------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42                                          2,000,000       1,948,263
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                                          6,378,000       6,359,307
-----------------------------------------------------------------------------------------------------------
JP Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32                              4,659,495       4,914,069
-----------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                           860,000         842,566
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                         3,566,000       3,514,136
-----------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                             2,700,000       2,675,663
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 8.983%, 2/18/30 5         10,218,546         191,704
-----------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., CMO, Series 2002-GE1, Cl. A,
2.514%, 7/26/24 3                                                                   202,901         126,813
-----------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                              2,621,812       2,610,275
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1                                           1,935,033       1,919,693
-----------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                       182,000         196,039
-----------------------------------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                                           1,713,126       1,705,583
-----------------------------------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                            7,232,304       7,225,866
-----------------------------------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS5, Cl. 2A2, 6%, 4/25/08                                             6,791,499       6,779,314
-----------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                               7,519,371       7,507,710
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial
Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, (5.055)%, 5/18/32 5      193,685,578         482,200
-----------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2005-C17, Commercial Mtg.
Obligations, Series 2005-C17, Cl. A2, 4.782%, 3/15/42                             3,830,000       3,779,901
-----------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial
Asset-Backed Securities, Series 2006-C29, Cl. A2, 5.272%, 11/15/48                2,146,000       2,144,262

----------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL           VALUE
                                                                              AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------

COMMERCIAL Continued
WAMU Mortgage Pass-Through Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%, 5/25/35 1                              $  1,307,060    $  1,304,341
                                                                                        ------------
                                                                                          85,670,850

----------------------------------------------------------------------------------------------------
OTHER--0.4%
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2005-C, Cl. A2, 4.24%, 3/15/08                          760,829         760,579
----------------------------------------------------------------------------------------------------
JP Morgan Mortgage Trust, CMO Pass-Through Certificates,
Series 2005-S2, Cl. 3A1, 6.712%, 2/25/32 1                                 2,575,615       2,600,750
----------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. B, 17.199%, 10/23/17 5               12,869           2,412
----------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. A, 1.536%, 10/23/17 6                18,593          16,802
----------------------------------------------------------------------------------------------------
WAMU Mortgage Pass-Through Certificates Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1, 5.60%, 7/25/45 1                                1,626,947       1,631,164
                                                                                        ------------
                                                                                           5,011,707

----------------------------------------------------------------------------------------------------
RESIDENTIAL--0.9%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                    8,516,501       8,609,655
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                    4,328,281       4,402,107
                                                                                        ------------
                                                                                          13,011,762
                                                                                        ------------

Total Mortgage-Backed Obligations (Cost $916,915,455)                                    914,277,370

----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--3.5%
----------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.579%, 1/31/07 7                                  9,150,000       9,111,177
----------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, 3.50%, 11/15/07                         565,000         556,842
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
4%, 8/17/07 8                                                              1,025,000       1,017,301
4.125%, 7/12/10                                                            5,987,000       5,839,079
5%, 9/16/08 8                                                              1,495,000       1,494,185
5.25%, 7/18/11 8                                                           2,800,000       2,836,350
6.625%, 9/15/09 8                                                          3,435,000       3,579,754
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4%, 2/28/07                                                                1,275,000       1,272,682
5%, 10/15/11 8                                                             5,800,000       5,818,972
6%, 5/15/11 8,9                                                            6,400,000       6,670,272
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36 8                                                           2,919,000       2,776,702
8.875%, 8/15/17 8                                                          3,464,000       4,634,995
STRIPS, 3.862%, 2/15/13 7,8                                                1,520,000       1,147,156
----------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 4.875%, 10/31/08 8                                     3,030,000       3,032,369
                                                                                        ------------

Total U.S. Government Obligations (Cost $50,378,270)                                      49,787,836

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL           VALUE
                                                                             AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--31.4%
---------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.6%
---------------------------------------------------------------------------------------------------
AUTOMOBILES--1.8%
DaimlerChrysler North America Holding Corp., 7.30% Nts., 1/15/12        $ 5,125,000    $  5,446,040
---------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10 2                  11,505,000      12,248,603
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8% Bonds, 11/1/31 8                      4,210,000       4,847,398
---------------------------------------------------------------------------------------------------
Hyundai Motor Manufacturing Alabama LLC, 5.30% Sr. Unsec. Nts.,
12/19/08 2                                                                3,070,000       3,050,613
                                                                                       ------------
                                                                                         25,592,654

---------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.2%
Caesars Entertainment, Inc., 7.50% Sr. Unsec. Nts., 9/1/09                7,245,000       7,522,469
---------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11 8                     4,735,000       5,101,963
---------------------------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts., 6/15/07 2                                5,630,000       5,654,012
---------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                               7,150,000       7,167,875
---------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr. Unsec. Unsub. Nts., 10/15/07         1,525,000       1,546,461
---------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12 8                               3,523,000       3,855,592
                                                                                       ------------
                                                                                         30,848,372

---------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.0%
Beazer Homes USA, Inc., 6.875% Sr. Unsec. Nts., 7/15/15 8                 2,870,000       2,826,950
---------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                                           3,730,000       3,611,845
6.125% Nts., 1/15/14                                                      2,640,000       2,625,010
---------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50% Sr. Nts., 1/15/14 8                 4,885,000       4,762,875
---------------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts., 2/1/14                             3,605,000       3,335,526
---------------------------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09 8                            5,805,000       6,046,401
---------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09                                   5,888,000       5,801,370
                                                                                       ------------
                                                                                         29,009,977

---------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co., 3.625% Nts., Series A, 5/15/08                           738,000         715,132
---------------------------------------------------------------------------------------------------
MEDIA--3.2%
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09        3,891,000       4,145,503
---------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                         5,130,000       5,335,703
---------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11 8                 4,150,000       4,036,688
---------------------------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts., 3/15/37 8                               7,770,000       7,799,977
---------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts., 10/1/08                        5,725,000       5,717,844
---------------------------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts., 7/15/09 8                           2,015,000       2,111,365
---------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                         2,610,000       2,495,792

                                                                          PRINCIPAL           VALUE
                                                                             AMOUNT      SEE NOTE 1
---------------------------------------------------------------------------------------------------

MEDIA Continued
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33              $ 4,980,000    $  6,036,666
---------------------------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E, 10/6/08                                3,182,000       3,150,991
---------------------------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                                           3,865,000       3,782,420
3.875% Sr. Unsec. Nts., 10/15/08                                          1,795,000       1,712,739
                                                                                       ------------
                                                                                         46,325,688

---------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.6%
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08         3,165,000       3,217,723
---------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc., 9% Nts., 8/1/12                                    1,780,000       2,037,598
---------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                   2,515,000       2,553,054
                                                                                       ------------
                                                                                          7,808,375

---------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.7%
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                       4,230,000       4,260,003
9.445% Unsub. Nts., 12/15/08 1                                              530,000         566,053
---------------------------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr. Unsec. Nts., 12/1/12 8                   5,720,000       5,789,715
                                                                                       ------------
                                                                                         10,615,771

---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.6%
---------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.7%
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31 8                          4,960,000       5,056,021
---------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                          3,765,000       4,489,028
---------------------------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec. Unsub. Nts., 2/1/13 8                      5,745,000       5,690,210
---------------------------------------------------------------------------------------------------
Real Time Data Co., 11% Disc. Nts., 5/31/09 3,10,11                         476,601              --
---------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11 8                            9,304,000       9,634,283
                                                                                       ------------
                                                                                         24,869,542

---------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Bunge Ltd. Finance Corp., 4.375% Unsec. Nts., 12/15/08                    2,070,000       2,027,304
---------------------------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts., 4/15/09                                2,275,000       2,314,942
---------------------------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.428% Bonds, 12/1/08 2                                   970,000         987,743
---------------------------------------------------------------------------------------------------
Sara Lee Corp., 2.75% Unsec. Nts., 6/15/08                                2,695,000       2,590,421
                                                                                       ------------
                                                                                          7,920,410

---------------------------------------------------------------------------------------------------
TOBACCO--0.3%
R.J. Reynolds Tobacco Holdings, Inc., 6.50% Unsec. Nts., 6/1/07             195,000         196,237
---------------------------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr. Sec. Nts., 6/1/07                      3,743,000       3,766,742
                                                                                       ------------
                                                                                          3,962,979

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL           VALUE
                                                                                          AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------

ENERGY--3.8%
----------------------------------------------------------------------------------------------------------------
OIL & GAS--3.8%
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08 8                                                      $ 1,170,000    $  1,186,088
7.625% Sr. Unsec. Nts., 9/1/08                                                         4,415,000       4,569,525
----------------------------------------------------------------------------------------------------------------
Enbridge Energy Partners LP, 5.95% Sr. Unsec. Nts., Series B, 6/1/33                   1,710,000       1,583,811
----------------------------------------------------------------------------------------------------------------
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12                                                   1,240,000       1,236,240
6.625% Sr. Nts., 10/15/36                                                              2,745,000       2,835,758
----------------------------------------------------------------------------------------------------------------
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11                 6,050,000       6,457,619
----------------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                                                         1,245,000       1,250,293
7.75% Sr. Unsec. Nts., 2/15/12                                                           620,000         676,433
----------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33                       5,450,000       5,928,412
----------------------------------------------------------------------------------------------------------------
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11                                        950,000         999,649
----------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09                  6,520,000       6,849,260
----------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 2                   4,816,000       4,742,570
----------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 2                1,342,989       1,259,555
----------------------------------------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                                                    3,060,000       3,064,134
7.625% Sr. Unsec. Nts., 2/15/12                                                        1,010,000       1,087,130
----------------------------------------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                                    4,723,000       4,763,901
----------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. Credit Linked Certificate Trust (The), 6.75% Nts., 4/15/09 3       5,975,000       6,109,438
                                                                                                    ------------
                                                                                                      54,599,816

----------------------------------------------------------------------------------------------------------------
FINANCIALS--7.4%
----------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.9%
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                          6,505,000       6,606,049
----------------------------------------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub. Nts., 4/1/14                                                6,330,000       6,061,399
                                                                                                    ------------
                                                                                                      12,667,448

----------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.1%
Barclays Bank plc, 6.278% Perpetual Bonds 12                                           6,720,000       6,612,950
----------------------------------------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A 2,12                                   6,800,000       6,776,350
----------------------------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35 1                                 9,800,000       9,865,366
----------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.70% Nts., 6/30/09                                       6,799,000       6,659,437
                                                                                                    ------------
                                                                                                      29,914,103

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
CIT Group, Inc., 5.40% Sr. Nts., 3/7/13                                                6,055,000       6,017,102
----------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub. Nts., 8/25/36                                             2,590,000       2,706,361
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub. Nts., 10/1/15 8                                       6,010,000       5,907,932
                                                                                                    ------------
                                                                                                      14,631,395

                                                                            PRINCIPAL           VALUE
                                                                               AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------

INSURANCE--1.9%
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33                                           $ 3,967,000    $  3,624,727
7.125% Sr. Unsec. Nts., 6/15/09                                             3,370,000       3,484,401
-----------------------------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34                           6,755,000       6,451,619
-----------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 2                 4,675,000       5,730,101
-----------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25                     5,635,000       7,093,000
                                                                                         ------------
                                                                                           26,383,848

-----------------------------------------------------------------------------------------------------
REAL ESTATE--1.5%
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                 8,030,000       8,854,866
-----------------------------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec. Nts., 3/1/12                        6,920,000       6,737,450
-----------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                   6,365,000       6,361,474
                                                                                         ------------
                                                                                           21,953,790

-----------------------------------------------------------------------------------------------------
HEALTH CARE--0.4%
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.4%
HCA, Inc., 8.75% Sr. Nts., 9/1/10                                           6,050,000       6,322,250
-----------------------------------------------------------------------------------------------------
INDUSTRIALS--0.4%
-----------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.4%
BAE Systems Holdings, Inc., 5.20% Nts., 8/15/15 2                           6,640,000       6,335,636
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.0%
Waste Management, Inc., 7.125% Sr. Unsec. Nts., 10/1/07                         5,000           5,047
-----------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.5%
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.0%
Loral Skynet Corp., 14% Sr. Sec. Nts., 11/21/15 3,11                           34,000          39,185
-----------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts., 1/15/07 10         200,000               2
                                                                                         ------------
                                                                                               39,187

-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                             645,000         661,864
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                 6,285,000       6,819,225
-----------------------------------------------------------------------------------------------------
MATERIALS--0.4%
-----------------------------------------------------------------------------------------------------
CHEMICALS--0.0%
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                85,000         111,263
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%
MeadWestvaco Corp., 6.85% Unsec. Unsub. Nts., 4/1/12 8                      5,550,000       5,822,294
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.4%
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
Qwest Corp., 5.625% Unsec. Nts., 11/15/08                                     729,000         733,556
-----------------------------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                                                3,080,000       3,000,792
4% Unsec. Unsub. Nts., 1/15/10                                              3,450,000       3,296,682

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           PRINCIPAL           VALUE
                                                                              AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                      $  6,346,000    $  6,263,267
----------------------------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                                               6,070,000       6,643,961
                                                                                        ------------
                                                                                          19,938,258

----------------------------------------------------------------------------------------------------
UTILITIES--3.9%
----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.4%
FirstEnergy Corp., 7.375% Sr. Unsub. Nts., Series C, 11/15/31              2,362,000       2,698,108
----------------------------------------------------------------------------------------------------
Mission Energy Holding Co., 13.50% Sr. Sec. Nts., 7/15/08                  5,435,000       6,019,263
----------------------------------------------------------------------------------------------------
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10                4,312,000       4,520,343
----------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                        5,640,000       5,857,777
                                                                                        ------------
                                                                                          19,095,491

----------------------------------------------------------------------------------------------------
ENERGY TRADERS--0.3%
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 1                 1,535,000       1,600,238
----------------------------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08                                       3,015,000       3,034,851
                                                                                        ------------
                                                                                           4,635,089

----------------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%
ONEOK Partners LP, 6.65% Nts., 10/1/36 8                                   3,250,000       3,335,092
----------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--2.0%
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                 9,602,000      10,125,002
----------------------------------------------------------------------------------------------------
Duke Energy Field Services Corp., 6.875% Sr. Unsec. Nts., 2/1/11           4,877,000       5,104,146
----------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10 8                 8,510,000       9,188,775
----------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07                                4,170,000       4,162,128
                                                                                        ------------
                                                                                          28,580,051
                                                                                        ------------

Total Corporate Bonds and Notes (Cost $444,671,912)                                      449,520,047

                                                                              SHARES
----------------------------------------------------------------------------------------------------

PREFERRED STOCKS--0.0%
Loral Skynet Corp., 12% Cum., Series A, Non-Vtg. 3,11 (Cost $57,372)             304          62,928
----------------------------------------------------------------------------------------------------
COMMON STOCKS--0.0%
Chesapeake Energy Corp.                                                          181           5,258
----------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. 13                                           2,155          87,752
                                                                                        ------------

Total Common Stocks (Cost $64,591)                                                            93,010

                                                                               UNITS
----------------------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07 3,13                                 50              --
----------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 3,13                                      1,063              --

                                                                                                            VALUE
                                                                                        UNITS          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES Continued
------------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08 3,13                                 150     $            --
------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10 13                                             2,028                 507
                                                                                                  ----------------
Total Rights, Warrants and Certificates (Cost $21,515)                                                        507

                                                                                       SHARES
------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND--4.7%
------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% 14,15
(Cost $67,486,873)                                                                 67,486,873          67,486,873

------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased with
Cash Collateral from Securities Loaned) (Cost $1,590,510,117)                                       1,590,925,925

                                                                                    PRINCIPAL
                                                                                       AMOUNT
------------------------------------------------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--4.3% 16
------------------------------------------------------------------------------------------------------------------
ASSET-BACKED FLOATING NOTES--0.4%
Trust Money Market Securities, Series A-2, 5.43%, 1/16/07                     $     2,000,000           2,000,000
------------------------------------------------------------------------------------------------------------------
Whitehawk CDO Funding Corp., 5.41%, 3/15/07                                         3,000,000           3,000,000
                                                                                                  ----------------
                                                                                                        5,000,000

------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENT/GUARANTEED INVESTMENT CONTRACT--0.2%
Protective Life Insurance Co., 5.5%, 1/29/07                                        2,000,000           2,000,000
------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.4%
Undivided interest of 1.19% in joint repurchase agreement (Principal
Amount/Value $4,100,000,000, with a maturity value of $4,102,437,222)
with Nomura Securities, 5.35%, dated 12/29/06, to be repurchased at
$48,984,626 on 1/2/07, collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a value of $4,182,000,000                       48,955,525          48,955,525
------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--0.2%
Five Finance, Inc., 5.38%, 1/2/07                                                   2,999,639           2,999,639
------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT FLOATING NOTE--0.1%
Natexis Banques Populaires NY, 5.34%, 1/2/07                                        2,000,000           2,000,000
                                                                                                  ----------------
Total Investments Purchased with Cash Collateral from Securities Loaned
(Cost $60,955,164)                                                                                     60,955,164

TOTAL INVESTMENTS, AT VALUE (COST $1,651,465,281)                                       115.6%      1,651,881,089
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                   (15.6)       (222,655,595)
                                                                                   -------------------------------
NET ASSETS                                                                              100.0%    $ 1,429,225,494
                                                                                   ===============================

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $51,178,138 or 3.58% of the Fund's net assets as of December 31, 2006.

3. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $9,401,094, which represents 0.66% of the Fund's net assets. See
Note 7 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after
December 31, 2006. See Note 1 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $40,985,410 or 2.87% of the Fund's net assets as of December 31, 2006.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $4,051,321 or 0.28% of the Fund's net assets as of
December 31, 2006.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Partial or fully-loaned security. See Note 8 of accompanying Notes.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $4,205,398. See Note 5 of accompanying Notes.

10. Issuer is in default. Non-income producing security. See Note 1 of accompanying Notes.

11. Interest or dividend is paid-in-kind, when applicable.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13. Non-income producing security.

14. Rate shown is the 7-day yield as of December 31, 2006.

15. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES        GROSS              GROSS                     SHARES
                                                DECEMBER 31, 2005    ADDITIONS         REDUCTIONS          DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional
Money Market Fund, Cl. E, 5.25%*                              --   207,893,923        140,407,050                 67,486,873

                                                                                            VALUE                   DIVIDEND
                                                                                       SEE NOTE 1                     INCOME
-----------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                          $  67,486,873               $    529,137

* The money market fund and the Fund are affiliated by having the same investment advisor.

16. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------

Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,583,978,408)                                      $ 1,584,394,216
Affiliated companies (cost $67,486,873)                                                67,486,873
                                                                                  ----------------
                                                                                    1,651,881,089
--------------------------------------------------------------------------------------------------
Cash                                                                                    1,155,660
--------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                               1,392,576
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                          24,059,134
Interest                                                                               13,411,480
Shares of beneficial interest sold                                                      3,441,923
Futures margins                                                                            11,740
Other                                                                                      28,196
                                                                                  ----------------
Total assets                                                                        1,695,381,798

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                             60,955,164
--------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                               1,164,703
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $198,622,970 purchased on a when-issued basis
or forward commitment)                                                                200,658,353
Shares of beneficial interest redeemed                                                  2,436,303
Distribution and service plan fees                                                        582,079
Transfer and shareholder servicing agent fees                                             206,981
Shareholder communications                                                                 93,017
Trustees' compensation                                                                     18,500
Dividends                                                                                      63
Other                                                                                      41,141
                                                                                  ----------------
Total liabilities                                                                     266,156,304

--------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $ 1,429,225,494
                                                                                  ================

--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                        $       139,765
--------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          1,441,111,833
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                          (365,803)
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions        (11,531,752)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                               (128,549)
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $ 1,429,225,494
                                                                                  ================

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$670,012,280 and 65,496,665 shares of beneficial interest outstanding)                             $10.23
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)    $10.74
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $116,230,222 and
11,365,935 shares of beneficial interest outstanding)                                              $10.23
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $149,440,095 and
14,598,997 shares of beneficial interest outstanding)                                              $10.24
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,231,615 and
5,694,452 shares of beneficial interest outstanding)                                               $10.23
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$435,311,282 and 42,609,260 shares of beneficial interest outstanding)                             $10.22
----------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $ 63,141,334
--------------------------------------------------------------------------------
Fee income                                                            1,160,583
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                    4,443
Affiliated companies                                                    529,137
--------------------------------------------------------------------------------
Portfolio lending fees                                                  122,608
--------------------------------------------------------------------------------
Other income                                                             30,020
                                                                   -------------
Total investment income                                              64,988,125

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       5,649,818
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,357,304
Class B                                                               1,181,684
Class C                                                               1,264,509
Class N                                                                 233,059
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,139,894
Class B                                                                 372,293
Class C                                                                 302,806
Class N                                                                 160,102
Class Y                                                                 195,589
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 131,276
Class B                                                                  54,442
Class C                                                                  34,734
Class N                                                                   5,656
--------------------------------------------------------------------------------
Trustees' compensation                                                   19,636
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Custodian fees and expenses                                                 521
--------------------------------------------------------------------------------
Other                                                                    66,373
                                                                   -------------
Total expenses                                                       12,171,196
Less reduction to custodian expenses                                       (521)
Less waivers and reimbursements of expenses                            (806,351)
                                                                   -------------
Net expenses                                                         11,364,324

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                53,623,801

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                        $ (5,165,111)
Closing and expiration of futures contracts                           3,329,652
Foreign currency transactions                                            27,167
Swap contracts                                                          772,956
                                                                   -------------
Net realized loss                                                    (1,035,336)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                           7,767,924
Futures contracts                                                    (1,903,422)
Swap contracts                                                          183,892
                                                                   -------------
Net change in unrealized depreciation                                 6,048,394

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 58,636,859
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31,                                                   2006              2005
-------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------
Net investment income                                          $    53,623,801     $  30,338,495
-------------------------------------------------------------------------------------------------
Net realized loss                                                   (1,035,336)       (3,146,837)
-------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                6,048,394       (11,650,764)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                58,636,859        15,540,894
                                                               ----------------------------------

-------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (27,534,042)      (18,178,321)
Class B                                                             (4,835,065)       (4,744,426)
Class C                                                             (5,213,068)       (3,359,283)
Class N                                                             (2,161,598)       (1,226,750)
Class Y                                                            (16,289,181)       (4,277,387)
                                                               ----------------------------------
                                                                   (56,032,954)      (31,786,167)

-------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                            180,785,033       153,603,323
Class B                                                             (8,537,515)      (20,719,422)
Class C                                                             40,154,490        26,483,304
Class N                                                             22,271,562        10,895,909
Class Y                                                            261,623,548       135,190,630
                                                               ----------------------------------

                                                                   496,297,118       305,453,744

-------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------
Total increase                                                     498,901,023       289,208,471
-------------------------------------------------------------------------------------------------
Beginning of period                                                930,324,471       641,116,000
                                                               ----------------------------------

End of period (including accumulated net investment loss of
$365,803 and $86,008, respectively)                            $ 1,429,225,494     $ 930,324,471
                                                               ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED DECEMBER 31,                      2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.24         $  10.44         $  10.38         $  10.14      $   9.74
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .47 1            .42 1            .38 1            .35           .54
Net realized and unrealized gain (loss)                 .01             (.18)             .12              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .48              .24              .50              .59           .94
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.49)            (.44)            (.44)            (.35)         (.54)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.23         $  10.24         $  10.44         $  10.38      $  10.14
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.84%            2.35%            4.90%            5.87%        10.06%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $670,012         $488,889         $344,205         $382,966      $356,480
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $566,159         $423,182         $353,046         $382,420      $316,279
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.66%            4.12%            3.63%            3.39%         5.47%
Total expenses                                         0.96% 4          1.06%            1.10%            1.10%         1.10%
Expenses after payments and waivers and
reduction to custodian expenses                        0.90%            0.90%            0.93%            1.10%         1.10%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

   Year Ended December 31, 2006                 0.96%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS     SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended December 31, 2006             $2,924,444,249        $2,991,206,014
Year Ended December 31, 2005              3,609,072,810         3,584,424,906
Year Ended December 31, 2004              3,447,306,025         3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS B      YEAR ENDED DECEMBER 31,                       2006             2005             2004              2003          2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.23         $  10.44         $  10.37         $  10.13      $   9.73
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40 1            .35 1            .30 1            .27           .47
Net realized and unrealized gain (loss)                 .01             (.20)             .13              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .41              .15              .43              .51           .87
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.41)            (.36)            (.36)            (.27)         (.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.23         $  10.23         $  10.44         $  10.37      $  10.13
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.17%            1.50%            4.21%            5.05%         9.26%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $116,230         $125,069         $148,445         $197,774      $217,789
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $118,240         $135,296         $167,685         $216,853      $187,343
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  3.92%            3.37%            2.86%            2.61%         4.68%
Total expenses                                         1.86% 4          1.91%            1.91%            1.87%         1.85%
Expenses after payments and waivers and
reduction to custodian expenses                        1.65%            1.65%            1.69%            1.87%         1.85%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006    1.86%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                 PURCHASE TRANSACTIONS        SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2006            $2,924,444,249           $2,991,206,014
Year Ended December 31, 2005             3,609,072,810            3,584,424,906
Year Ended December 31, 2004             3,447,306,025            3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued

CLASS C   YEAR ENDED DECEMBER 31,                      2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $  10.24         $  10.45         $  10.39         $  10.14      $   9.74
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40 1            .35 1            .30 1            .27           .47
Net realized and unrealized gain (loss)                 .01             (.20)             .12              .25           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .41              .15              .42              .52           .87
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.41)            (.36)            (.36)            (.27)         (.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.24         $  10.24         $  10.45         $  10.39      $  10.14
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.16%            1.49%            4.12%            5.18%         9.26%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $149,440         $109,207         $ 84,696         $ 90,583      $ 90,800
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $126,593         $ 94,742         $ 86,020         $ 96,361      $ 75,531
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  3.92%            3.37%            2.87%            2.64%         4.61%
Total expenses                                         1.76% 4          1.86%            1.87%            1.84%         1.83%
Expenses after payments and waivers and
reduction to custodian expenses                        1.65%            1.65%            1.68%            1.84%         1.83%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006      1.76%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2006              $2,924,444,249         $2,991,206,014
Year Ended December 31, 2005               3,609,072,810          3,584,424,906
Year Ended December 31, 2004               3,447,306,025          3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS N  YEAR ENDED DECEMBER 31,                       2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.23         $  10.44         $  10.37         $  10.13      $   9.73
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .45 1            .40 1            .35 1            .31           .51
Net realized and unrealized gain (loss)                 .01             (.19)             .13              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .46              .21              .48              .55           .91
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.46)            (.42)            (.41)            (.31)         (.51)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.23         $  10.23         $  10.44         $  10.37      $  10.13
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.68%            1.99%            4.71%            5.51%         9.73%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 58,232         $ 35,836         $ 25,580         $ 17,732      $ 11,302
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 46,672         $ 30,274         $ 21,411         $ 15,338      $  7,071
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.42%            3.87%            3.38%            3.03%         4.76%
Total expenses                                         1.35% 4          1.47%            1.51%            1.50%         1.44%
Expenses after payments and waivers and
reduction to custodian expenses                        1.15%            1.15%            1.20%            1.44%         1.44%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006    1.35%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                 PURCHASE TRANSACTIONS      SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended December 31, 2006            $2,924,444,249         $2,991,206,014
Year Ended December 31, 2005             3,609,072,810          3,584,424,906
Year Ended December 31, 2004             3,447,306,025          3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y   YEAR ENDED DECEMBER 31,                      2006             2005             2004             2003          2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.22         $  10.43         $  10.36         $  10.12      $   9.72
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .51 1            .45 1            .41 1            .39           .59
Net realized and unrealized gain (loss)                 .01             (.19)             .13              .24           .40
                                                   --------------------------------------------------------------------------
Total from investment operations                        .52              .26              .54              .63           .99
-----------------------------------------------------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.52)            (.47)            (.47)            (.39)         (.59)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.22         $  10.22         $  10.43         $  10.36      $  10.12
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     5.29%            2.50%            5.30%            6.35%        10.58%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $435,311         $171,323         $ 38,190         $ 43,215      $ 24,358
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $309,558         $ 91,172         $ 45,333         $ 38,398      $ 10,243
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  5.03%            4.39%            3.92%            3.80%         5.53%
Total expenses                                         0.55% 4          0.76%            0.64%            0.63%         0.63%
Expenses after payments and waivers and
reduction to custodian expenses                        0.55%            0.65%            0.64%            0.63%         0.63%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 107% 5            98% 5            94% 5           111%          151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006   0.55%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS     SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended December 31, 2006              $2,924,444,249        $2,991,206,014
Year Ended December 31, 2005               3,609,072,810         3,584,424,906
Year Ended December 31, 2004               3,447,306,025         3,473,854,068

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Core Bond Fund (the Fund), is a separate fund of Oppenheimer
Integrity Funds, an open-end management investment company registered under the
Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of
Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased
$198,622,970 of securities issued on a when-issued basis or forward commitment and sold $24,059,134 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2006, securities with an aggregate market value of $2, representing less than 0.01% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's
Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
  UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED     OTHER INVESTMENTS
  NET INVESTMENT       LONG-TERM                  LOSS    FOR FEDERAL INCOME
  INCOME                    GAIN    CARRYFORWARD 1,2,3          TAX PURPOSES
  --------------------------------------------------------------------------
  $17,684                 $   --           $12,437,027              $751,154

1. As of December 31, 2006, the Fund had $12,437,027 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                   EXPIRING
                   -------------------------------------
                   2010                      $ 2,007,359
                   2013                        5,244,089
                   2014                        5,185,579
                                             -----------
                   Total                     $12,437,027
                                             ===========

2. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                      REDUCTION TO              INCREASE TO
                                       ACCUMULATED              ACCUMULATED
    REDUCTION TO                    NET INVESTMENT        NET REALIZED LOSS
    PAID-IN CAPITAL                           LOSS           ON INVESTMENTS
    -----------------------------------------------------------------------
    $92,946                             $2,129,358               $2,036,412

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                           YEAR ENDED              YEAR ENDED
                                    DECEMBER 31, 2006       DECEMBER 31, 2005
    -------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                       $56,032,954             $31,786,167

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities           $ 1,651,997,170
           Federal tax cost of other investments       (152,113,580)
                                                    ----------------
           Total federal tax cost                   $ 1,499,883,590
                                                    ================

           Gross unrealized appreciation            $    14,760,236
           Gross unrealized depreciation                (14,009,082)
                                                    ----------------
           Net unrealized appreciation              $       751,154
                                                    ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED DECEMBER 31, 2006       YEAR ENDED DECEMBER 31, 2005
                                   SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------

CLASS A
Sold                           24,694,647     $ 251,126,785        22,484,859     $ 233,172,087
Dividends and/or
distributions reinvested        2,187,400        22,195,864         1,468,476        15,183,663
Acquisition-Note 11             4,211,155        42,659,003                --                --
Redeemed                      (13,362,338)     (135,196,619)       (9,157,866)      (94,752,427)
                             -------------------------------------------------------------------
Net increase                   17,730,864     $ 180,785,033        14,795,469     $ 153,603,323
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                            2,765,817     $  28,133,557         2,411,315     $  24,979,660
Dividends and/or
distributions reinvested          404,022         4,097,199           379,150         3,922,040
Acquisition-Note 11               481,162         4,874,168                --                --
Redeemed                       (4,509,251)      (45,642,439)       (4,791,597)      (49,621,122)
                             -------------------------------------------------------------------
Net decrease                     (858,250)    $  (8,537,515)       (2,001,132)    $ (20,719,422)
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                            5,956,040     $  60,599,966         4,590,226     $  47,533,624
Dividends and/or
distributions reinvested          429,623         4,363,414           273,806         2,832,425
Acquisition-Note 11               862,709         8,747,866                --                --
Redeemed                       (3,312,539)      (33,556,756)       (2,308,506)      (23,882,745)
                             -------------------------------------------------------------------
Net increase                    3,935,833     $  40,154,490         2,555,526     $  26,483,304
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS N
Sold                            3,137,184     $  31,843,965         2,021,843     $  20,942,281
Dividends and/or
distributions reinvested          171,486         1,739,889           103,371         1,068,388
Acquisition-Note 11               315,811         3,199,167                --                --
Redeemed                       (1,432,560)      (14,511,459)       (1,073,761)      (11,114,760)
                             -------------------------------------------------------------------
Net increase                    2,191,921     $  22,271,562         1,051,453     $  10,895,909
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS Y
Sold                           28,523,591     $ 288,469,512        13,663,394     $ 141,043,009
Dividends and/or
distributions reinvested        1,606,546        16,289,132           415,195         4,276,823
Redeemed                       (4,282,356)      (43,135,096)         (980,307)      (10,129,202)
                             -------------------------------------------------------------------
Net increase                   25,847,781     $ 261,623,548        13,098,282     $ 135,190,630
                             ===================================================================

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                                             PURCHASES               SALES
-------------------------------------------------------------------------------------------

Investment securities                                   $1,296,083,586      $  839,471,548
U.S. government and government agency obligations          198,081,292         232,712,822
To Be Announced (TBA) mortgage-related securities        2,924,444,249       2,991,206,014

--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

FEE SCHEDULE EFFECTIVE MARCH 27, 2006     FEE SCHEDULE JAN. 1, 2006 TO MARCH 26, 2006
-------------------------------------     -------------------------------------------

Up to $1 billion                0.50%     Up to $200 million                    0.60%
Over $1 billion                 0.35      Next $200 million                     0.57
                                          Next $200 million                     0.54
                                          Next $200 million                     0.51
                                          Next $200 million                     0.45
                                          Over $1 billion                       0.35

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$2,139,878 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B,
Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The
Distributor's aggregate uncompensated expenses under the plan at December 31,
2006 for Class B, Class C and Class N shares were $2,540,981, $2,472,256 and
$889,782, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                                  CLASS A            CLASS B            CLASS C          CLASS N
                              CLASS A          CONTINGENT         CONTINGENT         CONTINGENT       CONTINGENT
                            FRONT-END            DEFERRED           DEFERRED           DEFERRED         DEFERRED
                        SALES CHARGES       SALES CHARGES      SALES CHARGES      SALES CHARGES    SALES CHARGES
                          RETAINED BY         RETAINED BY        RETAINED BY        RETAINED BY      RETAINED BY
YEAR ENDED                DISTRIBUTOR         DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR      DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------

December 31, 2006            $578,248              $7,802           $332,533            $16,575           $5,807
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective March 1, 2004, the Manager has
voluntarily undertaken to limit the "Total Expenses" for all classes of shares so that total expenses as percentages of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for the
Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65%
for the Class Y shares. During the year ended December 31, 2006, the Manager reimbursed the Fund $321,367, $244,417, $137,135, $86,001 and $1,917 for Class
A, Class B, Class C, Class N and Class Y, respectively. The Manager may terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended December 31, 2006, OFS waived $5,431 for Class N shares.
This undertaking may be amended or withdrawn at any time.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $10,083 for
IMMF management fees.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                                   UNREALIZED
                                 EXPIRATION       NUMBER OF             VALUATION AS OF          APPRECIATION
CONTRACT DESCRIPTION                  DATES       CONTRACTS           DECEMBER 31, 2006        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                     3/21/07           1,397                $155,678,188           $(2,237,942)
U.S. Treasury Nts., 10 yr           3/21/07             113                  12,143,969              (172,685)
                                                                                                  ------------
                                                                                                   (2,410,627)
                                                                                                  ------------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.        3/8/07             179                  27,416,501               678,823
U.S. Treasury Nts., 2 yr            3/30/07           1,118                 228,106,938               605,262
U.S. Treasury Nts., 5 yr            3/30/07             607                  63,772,938               371,287
                                                                                                  ------------
                                                                                                    1,655,372
                                                                                                  ------------
                                                                                                  $  (755,255)
                                                                                                  ============

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position
(purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counter-party in exchange for receipt of the notional amount from the counterparty. The

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS Continued

difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of
Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                             NOTIONAL        ANNUAL
                                                               AMOUNT      INTEREST
                                                      RECEIVED BY THE          RATE
                                    REFERENCED DEBT         FUND UPON       PAID BY    TERMINATION       UNREALIZED
COUNTERPARTY                             OBLIGATION      CREDIT EVENT      THE FUND          DATES     DEPRECIATION
--------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:

                              J.C. Penney Co., Inc.        $2,065,000         0.580%       3/20/12     $      3,481
                                   Weyerhaeuser Co.         5,950,000         0.580        9/20/11           38,876
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                            Arrow Electronics, Inc.         5,950,000         0.790        9/20/11          106,516
                            Arrow Electronics, Inc.         2,950,000         0.770        9/20/11           50,303
                                         Belo Corp.         3,100,000         0.650        6/20/11           21,278
                                         Belo Corp.         1,730,000         0.670        6/20/11           13,272
                                         Belo Corp.         3,440,000         0.675        6/20/11           27,085
                                     Ford Motor Co.         3,065,000         5.300       12/20/08          170,541
                                     Ford Motor Co.         6,445,000         5.400       12/20/08          370,761
                               General Motors Corp.         3,250,000         4.000       12/20/08          133,981
                               General Motors Corp.         3,440,000         3.950       12/20/08          138,552
                            International Paper Co.         6,600,000         0.409       12/20/11           20,984
                                                                                                       -------------
                                                                                                          1,095,630
                                                                                                       =============

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services,

brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                        NOTIONAL            ANNUAL
                                                          AMOUNT          INTEREST
                                                     PAID BY THE              RATE                    UNREALIZED
                                REFERENCED DEBT        FUND UPON       RECEIVED BY  TERMINATION     APPRECIATION
COUNTERPARTY                         OBLIGATION     CREDIT EVENT          THE FUND        DATES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                       Abitibi-Consolidated Co.
                                      of Canada   $    4,860,000             1.52%      9/20/07    $      20,044
               Allied Waste North America, Inc.        1,830,000             2.00       9/20/09           49,761
               Allied Waste North America, Inc.        3,020,000             2.00       9/20/09           82,119
                               Bombardier, Inc.        1,550,000             0.90       9/20/07            5,705
                              Eastman Kodak Co.        4,550,000             1.00      12/20/08           25,665
                General Motors Acceptance Corp.        2,480,000             2.30       6/20/07           24,306
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                             ArvinMeritor, Inc.        1,720,000             1.05       9/20/07            5,159
                             ArvinMeritor, Inc.        1,410,000             1.10       9/20/07            4,767
                             ArvinMeritor, Inc.          185,000             1.20       9/20/07              767
                               Bombardier, Inc.        1,720,000             1.00       9/20/07            9,143
                               Bombardier, Inc.        1,715,000             1.05       9/20/07            9,773
                                CDX.NA.IG HVOL7       17,000,000             0.75      12/20/11          (28,810)
                                 Ford Motor Co.        3,065,000             7.05      12/20/16          178,637
                                 Ford Motor Co.        6,445,000             7.15      12/20/16          409,692
                           General Motors Corp.        3,250,000             5.80      12/20/16          256,186
                           General Motors Corp.        3,440,000             5.75      12/20/16          261,180
                General Motors Acceptance Corp.        3,380,000             3.15       6/20/07           46,345
                                  Hyundai Motor
                      Manufacturing Alabama LLC        2,500,000             0.40       6/20/07            3,327
                          J.C. Penney Co., Inc.        5,950,000             0.61       6/20/13          (40,263)
                                                                                                   --------------
                                                                                                   $   1,323,503
                                                                                                   ==============

7. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $60,969,735, which are included in the
Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Cash collateral of $60,955,164 was received for the loans, all of which was subsequently invested in approved instruments. In addition, collateral of $1,200,515 was also received in the form of securities.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

     In  September  2006,  the FASB issued  Statement  of  Financial  Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single  authoritative  definition  of  fair  value,  sets  out a  framework  for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value  measurements  already  required or  permitted  by existing  standards.  SFAS No. 157 is effective for financial  statements issued for fiscal years  beginning  after November 15, 2007, and interim periods within those fiscal  years.  As of December 31, 2006,  the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds including the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
11. ACQUISITION OF OPPENHEIMER TOTAL RETURN BOND FUND

On March 23, 2006, the Fund acquired all of the net assets of Oppenheimer Total
Return Bond Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Total Return Bond Fund shareholders on March 15, 2006. The
Fund issued (at an exchange ratio of 0.964160 for Class A, 0.964242 for Class B,
0.962906 for Class C and 0.964275 for Class N of the Fund to one share of
Oppenheimer Total Return Bond Fund), 4,211,155; 481,162; 862,709 and 315,811
shares of beneficial interest for Class A, Class B, Class C and Class N, respectively, valued at $42,659,003, $4,874,168, $8,747,866 and $3,199,167 in
exchange for the net assets, resulting in combined Class A net assets of
$549,554,571, Class B net assets of $124,605,847, Class C net assets of
$122,287,022 and Class N net assets of $43,300,947 on March 23, 2006. The net assets acquired included net unrealized depreciation of $949,524 and an unused capital loss carryforward of $759,669, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                                         Appendix A

                                    RATINGS DEFINITIONS

     Below   are   summaries   of   the   rating   definitions   used   by   the
nationally-recognized  rating agencies listed below. Those ratings represent the opinion  of the agency as to the credit  quality of issues  that they rate.  The summaries below are based upon publicly  available  information  provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

     Aaa:  Bonds and  preferred  stock  rated  "Aaa"  are  judged to be the best quality.  They carry the smallest degree of investment risk.  Interest  payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be  expected  are most  unlikely  to impair  the  fundamentally  strong position of such issues.

     Aa: Bonds and  preferred  stock rated "Aa" are judged to be of high quality by all  standards.  Together  with  the  "Aaa"  group,  they  comprise  what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as with "Aaa"  securities or fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

     A: Bonds and preferred  stock rated "A" possess many  favorable  investment attributes and are to be considered as upper-medium grade  obligations.  Factors giving  security to principal and interest are considered  adequate but elements may be present which  suggest a  susceptibility  to impairment  some time in the future.

     Baa:  Bonds and  preferred  stock rated "Baa" are  considered  medium-grade obligations;  that is, they are neither  highly  protected  nor poorly  secured.
Interest  payments and principal  security  appear  adequate for the present but certain  protective  elements  may  be  lacking  or  may  be  characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     Ba:  Bonds and  preferred  stock rated "Ba" are judged to have  speculative elements. Their future cannot be considered  well-assured.  Often the protection of interest and  principal  payments  may be very  moderate and thereby not well safeguarded  during  both good and bad times  over the  future.  Uncertainty  of position characterizes bonds in this class.

     B: Bonds and preferred  stock rated "B" generally lack  characteristics  of the desirable  investment.  Assurance of interest and  principal  payments or of maintenance  of other terms of the contract  over any long period of time may be small.

     Caa:  Bonds and  preferred  stock  rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca: Bonds and  preferred  stock rated "Ca"  represent obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred  stock rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever  attaining any real investment standing.

     Moody's  applies  numerical  modifiers 1, 2, and 3 in each  generic  rating classification  from "Aa" through  "Caa." The modifier  "1"  indicates  that the obligation ranks in the higher end of its generic rating category;  the modifier
"2" indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

     PRIME RATING SYSTEM  (SHORT-TERM  RATINGS - TAXABLE DEBT) These ratings are opinions of the ability of issuers to honor  senior  financial  obligations  and contracts.  Such obligations  generally have an original  maturity not exceeding one year, unless explicitly noted.

     Prime-1:  Issuer has a superior ability for repayment of senior  short-term debt obligations.

     Prime-2:  Issuer has a strong  ability for  repayment of senior  short-term debt obligations.  Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics,  while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3:   Issuer  has  an  acceptable  ability  for  repayment  of  senior short-term  obligations.  The  effect of  industry  characteristics  and  market compositions may be more pronounced.  Variability in earnings and  profitability may  result in  changes  in the level of debt  protection  measurements  and may require  relatively high financial  leverage.  Adequate  alternate  liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

     Standard  &  Poor's  Ratings  Services  ("Standard  &  Poor's"),  a
division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue  credit  ratings  are  based in  varying  degrees,  on the  following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial  commitment  on an  obligation  in  accordance  with the  terms of the obligation;

     o Nature of and provisions of the obligation; and

     o Protection  afforded by, and relative  position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue  ratings  definitions  are expressed in terms of default risk. As such, they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" have the highest rating assigned by Standard
&  Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial  commitment on the obligation is very strong.

     A: An  obligation  rated "A" are somewhat more  susceptible  to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation  rated "BBB"  exhibit  adequate  protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

 BB, B, CCC, CC, and C

     An obligation rated `BB', `B', `CCC',  `CC', and `C' are regarded as having significant  speculative  characteristics.  `BB'  indicates  the least degree of speculation and `C' the highest.  While such  obligations  will likely have some quality  and  protective  characteristics,  these  may be  outweighed  by  large uncertainties or major exposures to adverse conditions.

     BB: An obligation  rated "BB" are less  vulnerable to nonpayment than other speculative issues.  However,  they face major ongoing uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

     B:  An  obligation  rated  "B"  are  more  vulnerable  to  nonpayment  than obligations  rated "BB", but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" are currently vulnerable to nonpayment,  and are dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this  obligation  are  being  continued.  A "C" also  will be  assigned  to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard &  Poor's believes that such payments  will be made during such grace  period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings  from "AA" to "CCC" may be  modified by the  addition of a plus
(+) or  minus  (-)  sign to show  relative  standing  within  the  major  rating categories.

     c: The `c' subscript is used to provide additional information to investors that the bank may terminate its  obligation  to purchase  tendered  bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.

     p: The letter `p' indicates that the rating is  provisional.  A provisional rating  assumes the  successful  completion of the project  financed by the debt being rated and indicates that payment of debt service  requirements  is largely or entirely  dependent upon the  successful,  timely  completion of the project.
This rating,  however,  while addressing credit quality subsequent to completion of the  project,  makes no comment on the  likelihood  of or the risk of default upon failure of such  completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

     Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation  confirming investments and cash flows.

     r: The `r' highlights  derivative,  hybrid,  and certain other  obligations that Standard  &  Poor's  believes may  experience  high  volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an `r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt  obligations of issuers  outside the United States and its territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

     Under present  commercial bank regulations issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA',  `A',  `BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally  assigned to those obligations  considered short-term  in the  relevant  market.  In the  U.S.,  for  example,  that  means obligations  with an  original  maturity  of no  more  than  365  days-including commercial paper.

     A-1: A short-term  obligation  rated "A-1" is rated in the highest category by  Standard  &  Poor's.  The  obligor's  capacity  to  meet  its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

     A-2: A short-term  obligation  rated "A-2" is somewhat more  susceptible to the adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial  commitment on the obligation is  satisfactory.  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic  conditions  or  changing  circumstances  are more  likely to lead to a weakened  capacity  of the  obligor  to meet  its  financial  commitment  on the obligation.

     B: A  short-term  obligation  rated "B" is regarded  as having  significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term  obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term  obligation rated "D" is in payment default. The "D" rating category  is used when  payments on an  obligation  are not made on the date due even if the  applicable  grace period has not  expired,  unless  Standard  &
Poor's  believes that such  payments will be made during such grace period.  The
"D" rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:

     A Standard  &  Poor's note rating  reflects the  liquidity  factors and market  access  risks  unique  to notes.  Notes due in three  years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.  The following  criteria will be used in making that assessment: o Amortization  schedule-the larger the final maturity relative to other maturities,  the more likely it will be treated as a note; and o Source of payment-the  more  dependent the issue is on the market for its  refinancing, the more likely it will be treated as a note.

     SP-1:  Strong capacity to pay principal and interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

     SP-2:  Satisfactory  capacity  to pay  principal  and  interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

     International  credit ratings assess the capacity to meet foreign  currency or local  currency  commitments.  Both "foreign  currency" and "local  currency"
ratings are internationally  comparable  assessments.  The local currency rating measures  the  probability  of payment  within the  relevant  sovereign  state's currency and  jurisdiction  and therefore,  unlike the foreign  currency rating, does not take account of the possibility of foreign exchange  controls  limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality.  "AA"
ratings  denote a very low  expectation  of credit  risk.  They  indicate a very strong  capacity for timely payment of financial  commitments.  This capacity is not significantly vulnerable to foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade:

     BB:  Speculative.  "BB" ratings  indicate  that there is a  possibility  of credit risk  developing,  particularly as the result of adverse  economic change over time. However, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     B: Highly Speculative. "B" ratings indicate that significant credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC C: High Default Risk.  Default is a real possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, and D: Default.  The ratings of  obligations  in this category are
based  on  their  prospects  for  achieving   partial  or  full  recovery  in  a
reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  "DD"
indicates  potential  recoveries  in the range of  50%-90%,  and "D" the  lowest recovery potential, i.e., below 50%.

     Entities  rated in this  category  have  defaulted  on some or all of their obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     Plus (+) and minus (-) signs may be appended  to a rating  symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA"  category or to  categories  below  "CCC," nor to  short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
     The following  ratings scale applies to foreign currency and local currency ratings.  A short-term rating has a time horizon of less than 12 months for most obligations,  or up to three years for U.S. public finance securities,  and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1:  Highest  credit  quality.  Strongest  capacity  for timely  payment of financial commitments.  May have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit  quality.  A  satisfactory  capacity for timely  payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

     F3:  Fair  credit  quality.   Capacity  for  timely  payment  of  financial
commitments is adequate.  However,  near-term  adverse changes could result in a reduction to non-investment grade.

     B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

     C: High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

                                         Appendix B

                                  Industry Classifications

Aerospace & Defense                          Household Products
Air Freight & Couriers                       Industrial Conglomerates
Airlines                                         Insurance
Auto Components                                  Internet & Catalog Retail
Automobiles                                      Internet Software & Services
Beverages                                        IT Services
Biotechnology                                    Leisure Equipment & Products
Building Products                                Machinery
Chemicals                                        Marine
Consumer Finance                                 Media
Commercial Banks                                 Metals & Mining
Commercial Services & Supplies                   Multiline Retail
Communications Equipment                         Multi-Utilities
Computers & Peripherals                          Office Electronics
Construction & Engineering                       Oil & Gas
Construction Materials                           Paper & Forest Products
Containers & Packaging                           Personal Products
Distributors                                     Pharmaceuticals
Diversified Financial Services                   Real Estate
Diversified Telecommunication Services           Road & Rail
Electric Utilities                               Semiconductors and Semiconductor Equipment
Electrical Equipment                             Software
Electronic Equipment & Instruments               Specialty Retail
Energy Equipment & Services                      Textiles, Apparel & Luxury Goods
Food & Staples Retailing                         Thrifts & Mortgage Finance
Food Products                                    Tobacco
Gas Utilities                                    Trading Companies & Distributors
Health Care Equipment & Supplies                 Transportation Infrastructure
Health Care Providers & Services                 Water Utilities
Hotels Restaurants & Leisure                     Wireless Telecommunication Services
Household Durables

                                         Appendix C

               OppenheimerFunds Special Sales Charge Arrangements and Waivers

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares(1) of the  Oppenheimer  funds or the  contingent  deferred  sales charge  that may apply to Class A, Class B or Class C shares  may be  waived.(2)
That is because of the economies of sales efforts  realized by  OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors. Not all waivers apply to all funds.

     For  the  purposes  of  some  of the  waivers  described  below  and in the
Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

     1) plans  created  or  qualified  under  Sections  401(a)  or 401(k) of the
Internal Revenue Code,

     2) non-qualified deferred compensation plans,

     3) employee benefit plans(3)

     4) Group Retirement Plans(4)

     5) 403(b)(7) custodial plan accounts

     6) Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs,
Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

     Purchases  of Class A Shares of  Oppenheimer  Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales
Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under "Class A Contingent  Deferred  Sales  Charge."(5)  This waiver provision applies to:

     |_| Purchases of Class A shares aggregating $1 million or more.

     |_|  Purchases of Class A shares,  prior to March 1, 2007,  by a Retirement
Plan that was  permitted to purchase  such shares at net asset value but subject to a contingent  deferred  sales charge  prior to March 1, 2001.  That  included plans  (other than IRA or 403(b)(7)  Custodial  Plans)  that:  1) bought  shares costing  $500,000 or more,  2) had at the time of purchase 100 or more  eligible employees  or total plan  assets of  $500,000 or more,  or 3)  certified  to the
Distributor that it projects to have annual plan purchases of $200,000 or more.

     |_|  Purchases  by  an  OppenheimerFunds-sponsored  Rollover  IRA,  if  the purchases are made:

     1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

     2) by a direct rollover of a distribution from a qualified  Retirement Plan if the  administrator  of that  Plan  has  made  special  arrangements  with the
Distributor for those purchases.

     |_|  Purchases of Class A shares by  Retirement  Plans that have any of the following record-keeping arrangements:

     1) The record  keeping is  performed by Merrill  Lynch Pierce  Fenner &
Smith,  Inc.  ("Merrill  Lynch") on a daily  valuation  basis for the Retirement
Plan. On the date the plan sponsor signs the  record-keeping  service  agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)  mutual  funds,  other than  those  advised  or managed by Merrill  Lynch
Investment  Management,  L.P. ("MLIM"),  that are made available under a Service
Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").

     2) The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and Merrill Lynch.  On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the
Plan must have $5 million or more of its assets  (excluding  assets  invested in money market funds) invested in Applicable Investments.

     3) The record  keeping  for a  Retirement  Plan is handled  under a service agreement  with  Merrill  Lynch  and on the  date the plan  sponsor  signs  that agreement,  the Plan has 500 or more eligible  employees  (as  determined by the
Merrill Lynch plan conversion manager). II.

                 Waivers of Class A Sales Charges of Oppenheimer Funds

     A. Waivers of Initial and  Contingent  Deferred  Sales  Charges for Certain
Purchasers.

     Class A shares purchased by the following  investors are not subject to any
Class A sales charges (and no  concessions  are paid by the  Distributor on such purchases):

     |_| The Manager or its affiliates.

     |_| Present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families") of the Fund, the Manager and its  affiliates,  and retirement plans  established by them for their  employees.  The term "immediate family" refers to one's spouse, children, grandchildren,  grandparents, parents, parents-in-law,  brothers and sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts,  uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

     |_| Registered  management  investment  companies,  or separate accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.

     |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares for their own accounts or for  retirement  plans for their employees.

     |_| Employees and registered representatives (and their spouses) of dealers or brokers  described  above or  financial  institutions  that have entered into sales  arrangements  with such dealers or brokers (and which are  identified  as such to the Distributor) or with the Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

     |_| Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the Distributor  providing  specifically  for the use of shares of the Fund in particular  investment  products made  available to their clients.  Those clients may be charged a transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

     |_|  Investment  advisors and  financial  planners who have entered into an agreement  for this  purpose  with the  Distributor  and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

     |_| Clients of investment advisors or financial planners (that have entered into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also  purchase  shares  without  sales charge but only if their  accounts are linked to a master  account of their  investment  advisor or financial  planner on the books and  records of the broker,  agent or  financial intermediary  with which the  Distributor  has made such special  arrangements .
Each of these  investors may be charged a fee by the broker,  agent or financial intermediary for purchasing shares.

     |_| Directors,  trustees, officers or full-time employees of OpCap Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

     |_|  Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment  advisor (the  Distributor  must be advised of this  arrangement) and persons  who are  directors  or  trustees  of the  company or trust which is the beneficial owner of such accounts.

     |_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.

     |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered  into an  agreement  with the  Distributor  to sell  shares  to  defined
contribution   employee  retirement  plans  for  which  the  dealer,  broker  or investment adviser provides administration services.

     |_|  Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans  (including,  for example,  plans  qualified  or created  under sections  401(a),  401(k),  403(b) or 457 of the Internal Revenue Code), in each case if those  purchases  are made  through a broker,  agent or other  financial intermediary  that has made special  arrangements with the Distributor for those purchases.

     |_| A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest for Value
Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the  termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

     |_| A qualified  Retirement  Plan that had agreed with the former Quest for
Value Advisors to purchase  shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through  DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that arrangement was consummated and share purchases commenced by December 31, 1996.

     |_|  Effective  March 1, 2007,  purchases of Class A shares by a Retirement
Plan that was  permitted to purchase  such shares at net asset value but subject to a contingent  deferred  sales charge  prior to March 1, 2001.  That  included plans  (other than IRA or 403(b)(7)  Custodial  Plans)  that:  1) bought  shares costing  $500,000 or more,  2) had at the time of purchase 100 or more  eligible employees  or total plan  assets of  $500,000 or more,  or 3)  certified  to the
Distributor that it projects to have annual plan purchases of $200,000 or more.

     |_|  Effective  October  1, 2005,  taxable  accounts  established  with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain
Transactions.

     1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

     |_|  Shares  issued  in plans of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

     |_|  Shares   purchased   by  the   reinvestment   of  dividends  or  other
distributions  reinvested  from  the  Fund or  other  Oppenheimer  funds or unit investment  trusts for which  reinvestment  arrangements have been made with the
Distributor.

     |_|  Shares  purchased  by  certain  Retirement  Plans  that  are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

     |_|  Shares   purchased  by  the  reinvestment  of  loan  repayments  by  a participant  in a Retirement  Plan for which the Manager or an affiliate acts as sponsor.

     |_| Shares purchased in amounts of less than $5.

     2. Class A shares issued and purchased in the  following  transactions  are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the  Distributor  on  purchases  made  within the first 6 months of plan establishment):

     |_| Retirement Plans that have $5 million or more in plan assets.

     |_|  Retirement  Plans with a single plan  sponsor  that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.  Waivers of the Class A  Contingent  Deferred  Sales  Charge for Certain
Redemptions.

     The Class A contingent  deferred sales charge is also waived if shares that would otherwise be subject to the contingent  deferred sales charge are redeemed in the following cases:

     |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

     |_|  Involuntary  redemptions  of shares by operation of law or involuntary redemptions of small accounts  (please refer to  "Shareholder  Account Rules and
Policies," in the applicable fund Prospectus).

     |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established.

     2) To return excess contributions.

     3) To return contributions made due to a mistake of fact.

     4) Hardship withdrawals, as defined in the plan.(6)

     5) Under a Qualified  Domestic  Relations Order, as defined in the Internal
Revenue  Code,  or, in the case of an IRA,  a divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

     8) For loans to participants or beneficiaries.

     9) Separation from service.(7)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

     11) Plan  termination  or  "in-service  distributions,"  if the  redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

     |_| For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

     |_| For  distributions  from retirement plans that have $10 million or more in plan  assets  and  that  have  entered  into a  special  agreement  with  the
Distributor.

     |_| For distributions  from retirement plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers,  financial advisors,  insurance  companies  or record  keepers  which have  entered  into a special agreement with the Distributor.

     |_| At the sole  discretion of the  Distributor,  the  contingent  deferred sales  charge  may  be  waived  for  redemptions  of  shares  requested  by  the
shareholder  of  record  within  60  days  following  the   termination  by  the
Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances descibed below.

A. Waivers for Redemptions in Certain Cases.

The lass B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     |_| Shares redeemed  involuntarily,  as described in  "Shareholder  Account
Rules and Policies," in the applicable Prospectus.

     |_|  Redemptions  from accounts other than  Retirement  Plans following the death or disability of the last surviving  shareholder.  The death or disability must have occurred  after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security
Administration.

     |_|  The  contingent  deferred  sales  charges  are  generally  not  waived following the death or  disability of a grantor or trustee for a trust  account.
The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for which the  trustee is also the sole  beneficiary.  The death or  disability  must have occurred after the account was established,  and for disability you must provide evidence of a  determination  of disability (as defined in the Internal  Revenue
Code).

     |_|  Distributions  from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

     |_|  Redemptions  of Class B shares held by Retirement  Plans whose records are  maintained on a daily  valuation  basis by Merrill Lynch or an  independent record keeper under a contract with Merrill Lynch.

     |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.

     |_|  Redemptions of Class C shares of an Oppenheimer  fund in amounts of $1 million or more requested in writing by a Retirement  Plan sponsor and submitted more than 12 months  after  the  Retirement  Plan's  first  purchase  of Class C shares,  if the  redemption  proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

     |_| Distributions(8)  from Retirement Plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established in an Oppenheimer fund.

     2) To return excess contributions made to a participant's account.

     3) To return contributions made due to a mistake of fact.

     4) To make hardship withdrawals, as defined in the plan.(9)

     5) To make  distributions  required  under a Qualified  Domestic  Relations
Order or, in the case of an IRA, a divorce or separation  agreement described in
Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

     8) For loans to participants or beneficiaries.(10)

     9) On account of the participant's separation from service.(11)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other  than a fund  managed by the  Manager  or a  subsidiary  of the  Manager)
offered  as an  investment  option  in a  Retirement  Plan if the  plan has made special arrangements with the Distributor.

     11)  Distributions  made on account of a plan  termination or  "in-service"
distributions,  if the  redemption  proceeds  are  rolled  over  directly  to an
OppenheimerFunds-sponsored IRA.

     12) For  distributions  from a  participant's  account  under an  Automatic
Withdrawal  Plan  after  the  participant  reaches  age 59  1/2,  as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

     13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement  Plan,  if the  aggregate  value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

     14) For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered  into a special  arrangement  with the  Distributor  allowing  this waiver.

     |_|  Redemptions  of Class B shares  or Class C shares  under an  Automatic
Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate value  of the  redeemed  shares  does  not  exceed  10% of the  account's  value annually.

     |_| At the sole  discretion of the  Distributor,  the  contingent  deferred sales  charge  may  be  waived  for  redemptions  of  shares  requested  by  the
shareholder  of  record  within  60  days  following  the   termination  by  the
Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

B. Waivers for Shares Sold or Issued in Certain Transactions.

     The contingent  deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     |_| Shares sold to the Manager or its affiliates.

     |_| Shares sold to registered  management  investment companies or separate accounts of  insurance  companies  having an  agreement  with the Manager or the
Distributor for that purpose.

     |_| Shares issued in plans of reorganization to which the Fund is a party.

     |_| Shares  sold to  present or former  officers,  directors,  trustees  or employees (and their  "immediate  families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates  and  retirement  plans  established by them for their employees.

IV.    Special Sales Charge Arrangements for Shareholders of Certain
       Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

     The initial and  contingent  deferred  sales  charge  rates and waivers for
Class A, Class B and Class C shares  described in the Prospectus or Statement of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund
   Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund
   Quest for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund
   Quest for Value California Tax-Exempt Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

     |_|  acquired by such  shareholder  pursuant to an exchange of shares of an
Oppenheimer  fund  that was one of the  Former  Quest for  Value  Funds,  or

     |_|  purchased  by such  shareholder  by  exchange  of  shares  of  another
Oppenheimer fund that were acquired  pursuant to the merger of any of the Former
Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

     |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

     Purchases by Groups and  Associations.  The following  table sets forth the initial  sales  charge  rates  for  Class  A  shares  purchased  by  members  of
"Associations" formed for any purpose other than the purchase of securities. The rates in the  table  apply if that  Association  purchased  shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from
OCC Distributors prior to November 24, 1995.

-----------------------------------------------------------------------------------------------------------
Number of Eligible           Initial Sales Charge as   Initial Sales Charge as a %    Concession as % of
Employees or Members         a % of Offering Price     of Net Amount Invested         Offering Price
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
9 or Fewer                             2.50%                       2.56%                     2.00%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
At  least  10 but  not  more           2.00%                       2.04%                     1.60%
than 49
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
For purchases by Associations  having 50 or more eligible  employees or members, there is no  initial  sales  charge on  purchases  of Class A shares,  but those shares are subject to the Class A contingent  deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described in the applicable  fund's  Prospectus  and Statement of Additional  Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members  of  Associations  also may  purchase  shares  for their  individual  or custodial  accounts at these  reduced  sales charge  rates,  upon request to the
Distributor.

     |X|  Waiver of Class A Sales  Charges  for  Certain  Shareholders.  Class A
shares  purchased  by the  following  investors  are not  subject to any Class A initial or contingent deferred sales charges:

     o Shareholders who were shareholders of the AMA Family of Funds on February
28, 1991 and who  acquired  shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

     o  Shareholders  who acquired  shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

     |X|  Waiver  of  Class  A  Contingent  Deferred  Sales  Charge  in  Certain
Transactions.  The Class A  contingent  deferred  sales charge will not apply to redemptions  of Class A shares  purchased by the  following  investors  who were shareholders of any Former Quest for Value Fund:

     Investors  who  purchased  Class A shares  from a dealer that is or was not permitted  to receive a sales load or  redemption  fee imposed on a  shareholder with  whom  that  dealer  has  a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     |X| Waivers for Redemptions of Shares  Purchased Prior to March 6, 1995. In
the following  cases,  the  contingent  deferred sales charge will be waived for redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund. The shares must have been  acquired  by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest for Value Fund or into  which  such fund  merged.  Those  shares  must have been purchased  prior to March 6, 1995 in  connection  with: o  withdrawals  under an automatic  withdrawal  plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required  minimum value of such accounts.

     |X| Waivers for  Redemptions of Shares  Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent  deferred sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a  Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from an
Oppenheimer  fund  that was a Former  Quest For Value  Fund or into  which  such
Former Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

     o redemptions  following the death or disability of the  shareholder(s) (as evidenced by a  determination  of total  disability by the U.S.  Social Security
Administration);

     o withdrawals  under an automatic  withdrawal plan (but only for Class B or
Class C shares)  where the annual  withdrawals  do not exceed 10% of the initial value of the account value; adjusted annually, and

     o liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

     A shareholder's  account will be credited with the amount of any contingent deferred  sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund  described  in this section if the proceeds are invested  in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after redemption.

     V.  Special  Sales  Charge   Arrangements   for   Shareholders  of  Certain
Oppenheimer  Funds  Who  Were  Shareholders  of  Connecticut  Mutual  Investment
Accounts, Inc.

     The initial and contingent deferred sale charge rates and waivers for Class
A and Class B shares  described in the respective  Prospectus (or this Appendix)
of the  following  Oppenheimer  funds  (each is  referred to as a "Fund" in this section):

   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund

are  modified  as  described  below for those  Fund  shareholders  who were shareholders  of the  following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on  March 1,  1996,  when  OppenheimerFunds,  Inc.  became  the investment adviser to the Former Connecticut Mutual Funds:

   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

     |X| Class A Contingent  Deferred Sales Charge.  Certain  shareholders  of a
Fund and the other Former  Connecticut  Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial  sales  charge,  but subject to the Class A  contingent  deferred  sales charge that was in effect  prior to March 18,  1996 (the "prior  Class A CDSC").
Under the prior Class A CDSC,  if any of those  shares are  redeemed  within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current  market value or the original  purchase  price of the shares  sold,  whichever  is smaller  (in such  redemptions,  any shares not subject to the prior Class A CDSC will be redeemed first).

     Those shareholders who are eligible for the prior Class A CDSC are:

     1) persons  whose  purchases  of Class A shares of a Fund and other  Former
Connecticut  Mutual Funds were $500,000  prior to March 18, 1996, as a result of direct  purchases  or  purchases  pursuant  to the Fund's  policies  on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

     2) persons whose intended  purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general  distributor of the Former
Connecticut  Mutual Funds to purchase  shares  valued at $500,000 or more over a
13-month  period  entitled  those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were  purchased  at net asset value prior to March 18,  1996,  remain subject to the prior Class A CDSC, or if any additional  shares are purchased by those  shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

     |X| Class A Sales Charge Waivers.  Additional  Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories  below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

     1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including  investments  made  pursuant to the Combined  Purchases,  Statement of
Intention  and  Rights of  Accumulation  features  available  at the time of the initial  purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;

     2) any  participant  in a qualified  plan,  provided that the total initial amount  invested  by the  plan in the  Fund  or any  one or  more of the  Former
Connecticut  Mutual Funds totaled  $500,000 or more;

     3)  Directors  of the  Fund or any one or  more of the  Former  Connecticut
Mutual Funds and members of their immediate families;

     4)  employee  benefit  plans  sponsored  by  Connecticut  Mutual  Financial
Services,  L.L.C.  ("CMFS"),  the prior  distributor  of the Former  Connecticut
Mutual Funds, and its affiliated companies;

     5) one or more  members of a group of at least 1,000  persons  (and persons who are  retirees  from such group)  engaged in a common  business,  profession, civic or  charitable  endeavor  or other  activity,  and the  spouses  and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

     6) an  institution  acting as a  fiduciary  on behalf of an  individual  or individuals,  if such institution was directly  compensated by the individual(s)
for  recommending  the  purchase of the shares of the Fund or any one or more of the Former Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

     Purchases  of Class A shares  made  pursuant  to (1) and (2)  above  may be subject to the Class A CDSC of the Former  Connecticut  Mutual  Funds  described above.

     Additionally,  Class A shares  of a Fund may be  purchased  without a sales charge by any holder of a variable  annuity contract issued in New York State by
Connecticut  Mutual Life Insurance Company through the Panorama Separate Account which is beyond the  applicable  surrender  charge  period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity  contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

     In  addition  to the  waivers  set  forth  in the  Prospectus  and in  this
Appendix,  above,  the  contingent  deferred  sales  charge  will be waived  for redemptions  of Class A and Class B shares of a Fund and exchanges of Class A or
Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut
Mutual  Fund  provided  that the  Class A or  Class B  shares  of the Fund to be redeemed or  exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were acquired  by exchange  from an  Oppenheimer  fund that was a Former  Connecticut
Mutual Fund.  Additionally,  the shares of such Former  Connecticut  Mutual Fund must have been purchased prior to March 18, 1996:

     1) by the estate of a deceased shareholder;

     2) upon the disability of a shareholder,  as defined in Section 72(m)(7) of the Internal Revenue Code;

     3) for retirement distributions (or loans) to participants or beneficiaries from  retirement  plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

     4) as  tax-free  returns  of excess  contributions  to such  retirement  or employee benefit plans;

     5) in  whole or in part,  in  connection  with  shares  sold to any  state, county,  or city,  or any  instrumentality,  department,  authority,  or  agency thereof,  that is prohibited by applicable  investment  laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

     6) in  connection  with  the  redemption  of  shares  of the  Fund due to a combination with another investment  company by virtue of a merger,  acquisition or similar reorganization transaction;

     7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

     8) in connection  with automatic  redemptions of Class A shares and Class B shares in certain  retirement plan accounts pursuant to an Automatic  Withdrawal
Plan but limited to no more than 12% of the original value annually; or

     9) as  involuntary  redemptions  of shares by  operation  of law,  or under procedures set forth in the Fund's Articles of  Incorporation,  or as adopted by the Board of Directors of the Fund.

 VI. Special Reduced Sales Charge for Former Shareholders of Advance America
Funds, Inc.

     Shareholders  of  Oppenheimer   AMT-Free   Municipals,   Oppenheimer   U.S.
Government  Trust,  Oppenheimer  Strategic  Income Fund and Oppenheimer  Capital
Income Fund who  acquired  (and still hold) shares of those funds as a result of the  reorganization  of  series  of  Advance  America  Funds,  Inc.  into  those
Oppenheimer  funds on October 18, 1991,  and who held shares of Advance  America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares  of those  four
Oppenheimer  funds at a maximum  sales charge rate of 4.50%.  VII.  Sales Charge
Waivers on Purchases  of Class M Shares of  Oppenheimer  Convertible  Securities
Fund

     Oppenheimer  Convertible Securities Fund (referred to as the "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

     |_| the Manager and its affiliates,

     |_| present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families" as defined in the Fund's  Statement  of  Additional
Information) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them or the  prior  investment  advisor  of the Fund  for  their employees,

     |_|  registered  management  investment  companies or separate  accounts of insurance  companies  that had an  agreement  with the Fund's  prior  investment advisor or distributor for that purpose,

     |_| dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares for their own accounts or for  retirement  plans for their employees,

     |_| employees and registered representatives (and their spouses) of dealers or brokers  described in the preceding  section or financial  institutions  that have entered into sales  arrangements  with those  dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,

     |_| dealers,  brokers,  or registered  investment advisors that had entered into an agreement  with the  Distributor  or the prior  distributor  of the Fund specifically  providing  for the use of Class M shares  of the Fund in  specific investment products made available to their clients, and

     |_| dealers,  brokers or  registered  investment  advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined  contribution  employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

     (1). In accordance with Rule 12b-1 of the Investment  Company Act, the term
"Independent  Trustees" in this  Statement of Additional  Information  refers to those Trustees who are not "interested  persons" of the Fund and who do not have any direct or indirect  financial  interest in the operation of the distribution plan or any agreement under the plan.

     (2).   Certain  waivers  also  apply  to  Class  M  shares  of  Oppenheimer
Convertible Securities Fund.

     (3).  In  the  case  of   Oppenheimer   Senior   Floating   Rate  Fund,   a
continuously-offered  closed-end fund,  references to contingent  deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares.

     (4). An "employee  benefit plan" means any plan or arrangement,  whether or not it is  "qualified"  under the  Internal  Revenue  Code,  under which Class N shares of an  Oppenheimer  fund or funds are  purchased  by a fiduciary or other administrator  for the account of  participants  who are  employees  of a single employer or of affiliated  employers.  These may include,  for example,  medical savings  accounts,  payroll  deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator  purchasing the shares for the benefit of participants in the plan.

     (5). The term "Group  Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor.

     (6).  However,  that  concession will not be paid on purchases of shares in amounts  of $1  million  or more  (including  any  right of  accumulation)  by a
Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the Plan for more than one year.

     (7). This provision does not apply to IRAs.

     (8).  This  provision  only  applies  to  qualified  retirement  plans  and
403(b)(7)  custodial  plans after your  separation  from service in or after the year you reached age 55.

     (9). The  distribution  must be requested prior to Plan  termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

     (10). This provision does not apply to IRAs.

     (11). This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

     (12).  This  provision does not apply to 403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Core Bond Fund

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP(225.5677)

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602

(OppenheimerFunds logo)

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